As filed with the Securities and Exchange Commission on April 25, 2001 Registration Nos.
33-88460
811-08946

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [_]
Pre-Effective Amendment No.                               [_]
Post-Effective Amendment No. 12                           [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]
Amendment No. 43                                                 [X]
                    (Check appropriate box or boxes)

                              SEPARATE ACCOUNT A
                          (Exact Name of Registrant)

                        PACIFIC LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           700 Newport Center Drive
                       Newport Beach, California  92660
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                               (949) 219-3743
              (Depositor's Telephone Number, including Area Code)

                                Diane N. Ledger
                                Vice President
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                       Newport Beach, California  92660
                    (Name and address of agent for service)

                       Copies of all communications to:

           Diane N. Ledger                          Jane A. Kanter, Esq.
   Pacific Life Insurance Company                          Dechert
           P. O. Box 9000                           1775 Eye Street, N.W.
    Newport Beach, CA 92658-9030                Washington, D.C. 20006-2401


Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 2001 pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_]  on _______________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Separate Account under Pacific Portfolios Variable Annuity individual flexible premium variable annuity contracts.

Filing Fee: None

SEPARATE ACCOUNT A
FORM N-4
CROSS REFERENCE SHEET

PART A

Item No.                                   Prospectus Heading

1.  Cover Page                             Cover Page

2.  Definitions                            TERMS USED IN THIS PROSPECTUS

3.  Synopsis                               AN OVERVIEW OF PACIFIC PORTFOLIOS


4.  Condensed Financial Information        YOUR INVESTMENT OPTIONS -- Variable
                                           Investment Option Performance;
                                           ADDITIONAL INFORMATION -- Financial
                                           Statements; FINANCIAL HIGHLIGHTS

5.  General Description of Registrant,
      Depositor and Portfolio Companies    AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           PACIFIC LIFE AND THE SEPARATE
                                           ACCOUNT -- Pacific Life, -- Separate
                                           Account A; YOUR INVESTMENT OPTIONS
                                           -- Your Variable Investment Options;
                                           ADDITIONAL INFORMATION -- Voting
                                           Rights

6.  Deductions                             AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           FEE TABLE; HOW YOUR INVESTMENTS ARE
                                           ALLOCATED -- Transfers; CHARGES, FEES
                                           AND DEDUCTIONS; WITHDRAWALS --
                                           Optional Withdrawals

7.  General Description of Variable
     Annuity Contracts                     AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           PURCHASING YOUR CONTRACT -- How to
                                           Apply for your Contract; HOW YOUR
                                           INVESTMENTS ARE ALLOCATED; RETIREMENT
                                           BENEFITS AND OTHER PAYOUTS --
                                           Choosing Your Annuity Option, -- Your
                                           Annuity Payments, -- Death Benefits;
                                           ADDITIONAL INFORMATION -- Voting
                                           Rights, -- Changes to Your Contract,
                                           -- Changes to ALL Contracts, --
                                           Inquiries and Submitting Forms and
                                           Requests, -- Timing of Payments and
                                           Transactions

8.  Annuity Period                         RETIREMENT BENEFITS AND OTHER PAYOUTS

9.  Death Benefit                          RETIREMENT BENEFITS AND OTHER PAYOUTS
                                           -- Death Benefits

10. Purchases and Contract Value           AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           PURCHASING YOUR CONTRACT; HOW YOUR
                                           INVESTMENTS ARE ALLOCATED; PACIFIC
                                           LIFE AND THE SEPARATE ACCOUNT --
                                           Pacific Life; THE GENERAL ACCOUNT --
                                           Withdrawals and Transfers

11. Redemptions                            AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           CHARGES, FEES AND DEDUCTIONS;
                                           WITHDRAWALS; ADDITIONAL INFORMATION
                                           -- Timing of Payments and
                                           Transactions; THE GENERAL ACCOUNT --
                                           Withdrawals and Transfers

12. Taxes                                  CHARGES, FEES AND DEDUCTIONS
                                           -- Premium Taxes; WITHDRAWALS --
                                           Optional Withdrawals, -- Tax
                                           Consequences of Withdrawals; FEDERAL
                                           TAX STATUS

13. Legal Proceedings                      Not Applicable

14. Table of Contents of the Statement
     of Additional Information             CONTENTS OF THE STATEMENT
                                           OF ADDITIONAL INFORMATION


PART B

Item No.                                   Statement of Additional Information
                                           Heading

15. Cover Page                             Cover Page

16. Table of Contents                      TABLE OF CONTENTS

17. General Information and History        Not Applicable

18. Services                               Not Applicable

19. Purchase of Securities Being Offered   THE CONTRACTS AND THE SEPARATE
                                           ACCOUNT -- Calculating Subaccount
                                           Unit Values, -- Systematic Transfer
                                           Programs

20. Underwriters                           DISTRIBUTION OF THE CONTRACTS --
                                           Pacific Select Distributors, Inc.

21. Calculation of Performance Data        PERFORMANCE

22. Annuity Payments                       THE CONTRACTS AND THE SEPARATE
                                           ACCOUNT -- Variable Annuity Payment
                                           Amounts

23. Financial Statements                   FINANCIAL STATEMENTS


PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PACIFIC PORTFOLIOS
                       PROSPECTUS MAY 1, 2001

                       Pacific Portfolios is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

This Contract is       This Prospectus provides information you should know
not available in       before buying a Contract. It's accompanied by a current
all states. This       Prospectus for the Pacific Select Fund, the Fund that
Prospectus is not      provides the underlying Portfolios for the Variable
an offer in any        Investment Options offered under the Contract. The
state or               Variable Investment Options are funded by Separate
jurisdiction where     Account A of Pacific Life. Please read both
we're not legally      Prospectuses carefully, and keep them for future
permitted to offer     reference.
the Contract.
                       Here's a list of all of the Investment Options
The Contract is        available under your Contract:
described in detail
in this Prospectus
and its Statement
of Additional          VARIABLE INVESTMENT OPTIONS
Information (SAI).
The Pacific Select     Blue Chip                Growth LT
Fund is described
in its Prospectus      Aggressive Growth        Focused 30
and its SAI. No one
has the right to       Aggressive Equity        Mid-Cap Value
describe the
Contract or the        Emerging Markets         International Value
Pacific Select Fund
any differently        Diversified Research     Capital Opportunities
than they have been
described in these     Small-Cap Equity         Mid-Cap Growth
documents.
                       International Large-Cap  Global Growth
You should be aware
that the Securities    Equity                   Equity Index
and Exchange
Commission (SEC)       I-Net Tollkeeper(SM)     Small-Cap Index
has not reviewed
the Contract and       Financial Services       REIT
does not guarantee
that the               Health Sciences          Inflation Managed
information in this                              (formerly called Government
Prospectus is          Technology               Securities)
accurate or
complete. It's a       Telecommunications       Managed Bond
criminal offense to
say otherwise.         Multi-Strategy           Money Market

This Contract is       Equity Income            High Yield Bond
not a deposit or
obligation of, or      Strategic Value          Large-Cap Value
guaranteed or
endorsed by, any       FIXED OPTIONS
bank. It's not
federally insured      Fixed
by the Federal
Deposit Insurance      Guaranteed Interest Options (GIOs) with 3-year, 6-year
Corporation, the       and 10-year terms
Federal Reserve
Board, or any other    DCA Plus Fixed
government agency.
Investment in a        Not all of the Fixed Options are available in every
Contract involves      state.
risk, including
possible loss of
principal.             You'll find more information about the Contract and
                       Separate Account A in the SAI dated May 1, 2001. The
                       SAI has been filed with the SEC and is considered to be part of this Prospectus because it's incorporated by reference. You'll find a table of contents for the SAI on page 60 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific
                       Life. You can also visit the SEC's website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS

An Overview of Pacific Portfolios                            3       Withdrawals                                                 38
--------------------------------------------------------------       Optional Withdrawals                                        38
Your Investment Options                                     16       Tax Consequences of Withdrawals                             39
Your Variable Investment Options                            16       Right to Cancel ("Free Look")                               39
Variable Investment Option Performance                      18       --------------------------------------------------------------
Your Fixed Option, DCA Plus Fixed Option and GIOs           18       Pacific Life and the Separate Account                       40
--------------------------------------------------------------       Pacific Life                                                40
Purchasing Your Contract                                    18       Separate Account A                                          40
How to Apply for Your Contract                              18       Financial Highlights                                        41
Purchasing the Enhanced Guaranteed Minimum Death                     --------------------------------------------------------------
 Benefit Rider (EGMDBR) (Optional)                          18       Federal Tax Status                                          43
Purchasing the Earnings Enhancement Guarantee (EEG) Rider            Taxes Payable by Contract Owners: General Rules             43
 (Optional)                                                 19       Qualified Contracts                                         45
Purchasing the Guaranteed Income Advantage (GIA) Rider               Loans                                                       46
 (Optional)                                                 19       Withholding                                                 49
Making Your Investments ("Purchase Payments")               20       Impact of Federal Income Taxes                              49
--------------------------------------------------------------       Taxes on Pacific Life                                       49
How Your Investments are Allocated                          20       --------------------------------------------------------------
Choosing Your Investment Options                            20       Additional Information                                      49
Investing in Variable Investment Options                    20       Voting Rights                                               49
When Your Investment is Effective                           21       Changes to Your Contract                                    50
Transfers                                                   21       Changes to All Contracts                                    51
--------------------------------------------------------------       Inquiries and Submitting Forms and Requests                 51
Charges, Fees and Deductions                                24       Telephone and Electronic Transactions                       52
Withdrawal Charge                                           24       Electronic Delivery Authorization                           53
Premium Taxes                                               25       Timing of Payments and Transactions                         53
Annual Fee                                                  25       Confirmations, Statements and Other Reports to
Waivers and Reduced Charges                                 26        Contract Owners                                            53
Mortality and Expense Risk Charge                           26       Replacement of Life Insurance or Annuities                  54
Administrative Fee                                          27       Financial Statements                                        54
Annual Enhanced Guaranteed Minimum Death Benefit Rider               --------------------------------------------------------------
 (EGMDBR) Charge (Optional Rider)                           27       The General Account                                         54
Annual Earnings Enhancement Guarantee (EEG) Charge                   General Information                                         54
 (Optional Rider)                                           27       Guarantee Terms                                             54
Annual Guaranteed Income Advantage (GIA) Charge                      Withdrawals and Transfers                                   56
 (Optional Rider)                                           27       --------------------------------------------------------------
Expenses of the Fund                                        27       Terms Used in This Prospectus                               58
--------------------------------------------------------------       --------------------------------------------------------------
Retirement Benefits and Other Payouts                       28       Contents of the Statement of Additional Information         60
Selecting Your Annuitant                                    28       --------------------------------------------------------------
Annuitization                                               28       Appendix A: State Law Variations                            61
Choosing Your Annuity Date ("Annuity Start Date")           28       --------------------------------------------------------------
Default Annuity Date and Options                            30       Appendix B: Market Value Adjustment                         62
Choosing Your Annuity Option                                30       --------------------------------------------------------------
Your Annuity Payments                                       32       Where to Go for More Information                    Back Cover
Death Benefits                                              33

AN OVERVIEW OF PACIFIC PORTFOLIOS

                       This overview tells you some key things you should know about your Contract. It's designed as a summary only - please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

                       Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what's in this Prospectus.

                       In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Portfolios variable annuity contract, unless we state otherwise.

                      ---------------------------------------------------------
Pacific Portfolios     Pacific Portfolios is an annuity contract between you
Basics                 and Pacific Life Insurance Company.

An annuity contract    This Contract is designed for long-term financial
may be appropriate     planning. It allows you to invest money on a tax-
if you're looking      deferred basis for retirement or other goals, and to
for retirement         receive income in a variety of ways, including a series
income or you want     of income payments for life or for a specified period
to meet other long-    of years.
term financial
objectives.            Non-Qualified and Qualified Contracts are available.
                       You buy a Non-Qualified Contract with "after-tax"
This Contract may      dollars. You buy a Qualified Contract under a qualified
not be the right       retirement or pension plan, or an individual retirement
one for you if you     annuity or account (IRA), or form thereof.
need to withdraw
money for short-
term needs, because    Pacific Portfolios is a variable annuity, which means
withdrawal charges     that the value of your Contract fluctuates depending on
and tax penalties      the performance of the Investment Options you choose.
for early              The Contract allows you to choose how often you make
withdrawal may         Investments ("Purchase Payments") and how much you add
apply.                 each time.

                       Your Right to Cancel ("Free Look")
You should
consider the           During the Free Look period, you have the right to
Contract's             cancel your Contract and return it to us or to your
investment and         registered representative for a refund. The amount
income benefits,       refunded may be more or less than the Investments
as well as its         you've made, depending on the state where you signed
costs.                 your application and the kind of Contract you buy.

AN OVERVIEW OF PACIFIC PORTFOLIOS

                      ---------------------------------------------------------
The Accumulation
Phase                  The accumulation phase begins on your Contract Date and
                       continues until your Annuity Date. During the
The Investment         accumulation phase, you can put money in your Contract
Options you choose     by making investments, and choose Investment Options in
and how they           which to allocate them. You can also take money out of
perform will affect    your Contract by making a withdrawal.
the value of your
Contract during the
accumulation phase,    Investments ("Purchase Payments")
as well as the
amount of your         Your initial Investment must be at least $5,000 for a
annuity payments       Non-Qualified Contract and at least $2,000 for a
during the income      Qualified Contract. Additional Investments must be at
phase if you choose    least $250 for a Non-Qualified Contract and $50 for a
a variable             Qualified Contract. We also call your Investments
annuitization          "Purchase Payments".
payout.
                       Investment Options
You can ask your
registered             You can choose from 31 of the Variable Investment
representative to      Options (also called Subaccounts), each of which
help you choose the    invests in a corresponding Portfolio of the Pacific
right Investment       Select Fund. We're the investment adviser for the
Options for your       Pacific Select Fund. We oversee the management of all
goals and risk         the Fund's Portfolios and manage two of the Portfolios
tolerance.             directly. We've retained other managers to manage the
                       other Portfolios. The value of each Portfolio will
You'll find more       fluctuate with the value of the investments it holds,
about the              and returns are not guaranteed.
Investment Options
starting on page       You can also choose from three Fixed Options that earn
16.                    a guaranteed rate of interest of at least 3% annually:
                       the Fixed Option, the DCA Plus Fixed Option when you elect DCA Plus, and the Guaranteed Interest Option, which has Guaranteed Terms of three, six or 10 years.
                       Not all of the Fixed Options are available in every state.

                       We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.

We'll apply a          Transferring among Investment Options
Market Value
Adjustment if you      You can transfer among Investment Options any time
make a transfer or     until your Annuity Date without paying any current
withdrawal from a      income tax, subject to certain limitations. As of May
Guaranteed             1, 2001 and continuing through December 31, 2001, you
Interest Option        may not make more than 15 transfers; and beginning
before the end of      January 1, 2002, and each calendar year thereafter,
its term. See          transfers are limited to 25 for each calendar year. You
Appendix B for         can also make automatic transfers by enrolling in our
details about how      dollar cost averaging, portfolio rebalancing, or
we calculate the       earnings sweep programs. Some restrictions apply to
Market Value           transfers to and from the Fixed Options.
Adjustment.
                       Withdrawals

You'll find more       You can make full and partial withdrawals to supplement
about transfers        your income or for other purposes. You can withdraw a
and transfer           certain amount each year without paying a withdrawal
limitations            charge, but you may pay a withdrawal charge if you
starting on page       withdraw Investments that are less than seven years
21.                    old. Some restrictions apply to making withdrawals from
                       the Fixed Options.

You'll find more       In general, you may have to pay tax on withdrawals or
about withdrawals      other distributions from your Contract. If you're under
starting on page       age 59 1/2, a 10% federal penalty tax may also apply to
38.                    withdrawals.

                      ---------------------------------------------------------

The Income Phase       The income phase of your Contract begins on your
                       Annuity Date. Generally, you can choose to surrender
You'll find more       your Contract and receive a single payment or you can
about annuitization    annuitize your Contract and receive a series of income
starting on page       payments.
28.

                       You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semiannual or annual payments. We'll make the income payments to your designated payee.

                       If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

                      ---------------------------------------------------------

The Death Benefit      The Contract provides a death benefit upon the first
                       death of an Owner or the death of the last surviving
You'll find more       Annuitant whichever occurs first, during the
about the death        accumulation phase. Death benefit proceeds are payable
benefit starting on    when we receive proof of death and payment
page 33.               instructions. To whom we pay a death benefit, and how
                       we calculate the amount of the death benefit depends on
Optional riders are    who dies first and the type of Contract you own.
not available in
all states. Ask        Optional Riders
your registered
representative         Enhanced Guaranteed Minimum Death Benefit Rider
about their current
availability status    The Enhanced Guaranteed Minimum Death Benefit Rider
in your state of       (EGMDBR) offers the potential for a larger death
delivery.              benefit. You can buy the rider when you buy your
                       Contract. You cannot buy the rider after you buy your Contract.

                       Earnings Enhancement Guarantee (EEG) Rider

                       The optional Earnings Enhancement Guarantee (EEG) Rider provides for an additional amount ("EEG Amount") to be included in the death benefit proceeds when such proceeds become payable as a result of the Annuitant's death. You may buy the EEG Rider on the Contract Date or on the first Contract Anniversary. For Contracts issued prior to May 1, 2001, the EEG Rider may be purchased on any Contract Anniversary through December 31, 2002. The Earnings Enhancement Guarantee (EEG) Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the EEG Amount is also called the GEE Amount in the Contract's Rider.

                       If you buy the EEG Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the EEG Rider to coincide with that Contract Date or Contract Anniversary.

                       Guaranteed Income Advantage Rider

                       The Guaranteed Income Advantage Rider (GIA Rider) offers a guaranteed income advantage annuity option. You may buy the GIA Rider on the Contract Date or on any Contract Anniversary.

AN OVERVIEW OF PACIFIC PORTFOLIOS

                       This section of the overview explains the fees and expenses associated with your Pacific Portfolios Contract.

For information        . Contract Expenses are expenses that we deduct from
about how Separate       your Contract. These expenses are fixed under the
Account A and Fund       terms of your Contract. Premium taxes or other taxes
expenses affect          may also apply to your Contract. We generally charge
accumulation units,      premium taxes when you annuitize your Contract, but
see Financial            there may be other times when we charge them to your
Highlights on page       Contract instead. Please see your Contract for
40.                      details.

                       . Separate Account A Annual Expenses are expenses that
                         we deduct from the assets of each Variable Investment Option. They are guaranteed not to increase under the terms of your Contract.

                       . Pacific Select Fund Annual Expenses affect you
                         indirectly if you choose a Variable Investment Option because they reduce Portfolio returns. They can vary from year to year. They are not fixed and are not part of the terms of your Contract.

                   ------------------------------------------------------------

Contract Expenses     Sales charge on Investments                        none
                      Maximum withdrawal charge, as a percentage of
                       Investments                                       7.0%/1/
                      Withdrawal transaction fee (currently waived)    $15.00/2/
                      Transfer fee (currently waived)                  $15.00/3/
                      Annual Fee                                       $40.00/4/
                      Annual Enhanced Death Benefit Charge if you buy
                       the Enhanced Guaranteed Minimum Death Benefit
                       Rider (EGMDBR) (calculated as a percentage of
                       the Contract Value)
                        If the age of the youngest Annuitant on your
                          Contract Date is 65 or younger                0.10%/5/
                        If the age of the youngest Annuitant on your
                          Contract Date is 66 to 75                     0.30%/5/
                      Annual Earnings Enhancement Guarantee (EEG)
                       Rider Charge (calculated as a percentage of
                       Contract Value)                                  0.25%/6/
                      Annual Guaranteed Income Advantage (GIA) Rider
                        Charge (calculated as a percentage of Contract
                        Value)                                          0.30%/7/


                      ---------------------------------------------------------
Separate Account A    Mortality and Expense Risk Charge                 1.25%/8/
Annual Expenses       Administrative Fee                                0.15%/8/
                                                                        -----
(as a percentage of   Total Separate Account A Annual Expenses          1.40%
the average daily                                                       -----
Account Value)
                       /1/ The withdrawal charge may not apply or may be
                           reduced under certain circumstances. See
                           WITHDRAWALS and CHARGES, FEES AND DEDUCTIONS.

                       /2/ In the future, we may charge a fee of up to $15 for
                           any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS - Optional Withdrawals.

                       /3/ In the future, we may charge a fee of up to $15 for
                           any transfer over 15 that you make in a Contract Year. See HOW YOUR INVESTMENTS ARE ALLOCATED - Transfers.
                       /4/ We deduct the Annual Fee on each Contract
                           Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

                       /5/ If you buy the Enhanced Guaranteed Minimum Death
                           Benefit Rider (EGMDBR), which is subject to state availability, we deduct this charge on each Contract Anniversary date that the rider is in effect and when you make a full withdrawal. See CHARGES, FEES AND DEDUCTIONS.


                       /6/ If you buy the EEG Rider (subject to state
                           availability), we deduct this charge
                           proportionately from your Investment Options on each Contract Anniversary following the date you purchase the Rider and when you make a full withdrawal, if the EEG Rider is in effect on that date. See CHARGES, FEES AND DEDUCTIONS.

                       /7/ If you buy the Guaranteed Income Advantage (GIA)
                           Rider, which is subject to state availability, we deduct this charge on each Contract Anniversary date and the Annuity Date, and when you make a full withdrawal, if the GIA Rider is in effect on that date, or when you terminate the GIA Rider.

                       /8/ This is an annual rate. The daily rate is
                           calculated by dividing the annual rate by 365.

                      ---------------------------------------------------------

Pacific Select Fund    The Pacific Select Fund pays advisory fees and other
Annual Expenses        expenses. These are deducted from the assets of the
                       Fund's Portfolios and may vary from year to year. They
                       are not fixed and are not part of the terms of your
                       Contract. If you choose a Variable Investment Option,
You'll find more       these fees and expenses affect you indirectly because
about the Pacific      they reduce Portfolio returns.
Select Fund
starting on page       Advisory Fee
16, and in the
Fund's Prospectus,     We are the investment adviser to the Fund. The Fund
which accompanies      pays an advisory fee to us for these services. The
this Prospectus.       table below shows the advisory fee as an annual
                       percentage of each Portfolio's average daily net assets.

                       Other Expenses

                       The table also shows the advisory fee and other Fund expenses as an annual percentage of each Portfolio's average daily net assets based on the year 2000, unless otherwise noted. To help limit Fund expenses, effective July 1, 2000 we contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap. For each Portfolio, our right to repayment is limited to amounts waived and/or reimbursed that exceed the new 0.10% expense cap and, except for portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap. Any amounts repaid to us will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that we will continue to cap expenses after December 31, 2001. In 2000, we reimbursed approximately $13,202 to the I-Net Tollkeeper Portfolio, $36,311 to the Strategic Value Portfolio, $34,134 to the Focused 30 Portfolio and $27,505 to the Small-Cap Index Portfolio.

                   -------------------------------------------------------------------------------------
                                                                                 Less
                                             Advisory Other    12b-1    Total    adviser's     Total net
                   Portfolio                 fee      expenses amounts+ expenses reimbursement expenses
                   -------------------------------------------------------------------------------------
                                                     As an annual % of average daily net assets
                   Blue Chip/1/              0.95     0.06     --       1.01      --           1.01
                   Aggressive Growth/1/      1.00     0.06     --       1.06      --           1.06
                   Aggressive Equity/2/      0.80     0.04     0.02     0.86      --           0.86
                   Emerging Markets/2/       1.10     0.21     --       1.31      --           1.31
                   Diversified Research/2/   0.90     0.08     0.01     0.99      --           0.99
                   Small-Cap Equity/2/       0.65     0.05     --       0.70      --           0.70
                   International Large-Cap   1.05     0.12     --       1.17      --           1.17
                   Equity                    0.65     0.04     --       0.69      --           0.69
                   I-Net Tollkeeper/2/       1.50     0.13     --       1.63     (0.02)        1.61
                   Financial Services/1/     1.10     0.15     --       1.25     (0.05)        1.20
                   Health Sciences/1/        1.10     0.11     --       1.21     (0.01)        1.20
                   Technology/1/             1.10     0.08     --       1.18      --           1.18
                   Telecommunications/1/     1.10     0.08     --       1.18      --           1.18
                   Multi-Strategy            0.65     0.04     --       0.69      --           0.69
                   Equity Income/2/          0.65     0.04     0.01     0.70      --           0.70
                   Strategic Value           0.95     0.49     --       1.44     (0.39)        1.05
                   Growth LT                 0.75     0.04     --       0.79      --           0.79
                   Focused 30                0.95     0.42     --       1.37     (0.32)        1.05
                   Mid-Cap Value/2/          0.85     0.03     0.10     0.98      --           0.98
                   International Value       0.85     0.11     --       0.96      --           0.96
                   Capital Opportunities/1/  0.80     0.06     --       0.86      --           0.86
                   Mid-Cap Growth/1/         0.90     0.06     --       0.96      --           0.96
                   Global Growth/1/          1.10     0.19     --       1.29      --           1.29
                   Equity Index              0.25     0.04     --       0.29      --           0.29
                   Small-Cap Index/2/        0.50     0.13     --       0.63     (0.02)        0.61
                   REIT                      1.10     0.04     --       1.14      --           1.14
                   Inflation Managed/2/      0.60     0.05     --       0.65      --           0.65
                   Managed Bond/2/           0.60     0.05     --       0.65      --           0.65
                   Money Market              0.34     0.04     --       0.38      --           0.38
                   High Yield Bond/2/        0.60     0.05     --       0.65      --           0.65
                   Large-Cap Value/2/        0.85     0.05     0.05     0.95      --           0.95
                   -------------------------------------------------------------------------------------

                       /1/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these Portfolios in 2000 because the Portfolios started after December 31, 2000.

                       /2/ Total adjusted net expenses for these Portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 0.84% for Aggressive Equity Portfolio, 1.30% for Emerging Markets Portfolio, 0.98% for Diversified Research Portfolio, 0.69% for Small-Cap Equity Portfolio, 1.60% for I-Net Tollkeeper Portfolio, 0.69% for Equity Income Portfolio, 0.88% for Mid-Cap Value Portfolio, 0.60% for Small-Cap Index Portfolio, 0.62% for Inflation Managed Portfolio, 0.64% for Managed Bond Portfolio, 0.64% for High Yield Bond Portfolio, and 0.90% for Large-Cap Value Portfolio.

                       + The Fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a Portfolio pays the cost of brokerage when it buys or sells a Portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market Fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

AN OVERVIEW OF PACIFIC PORTFOLIOS

                    -----------------------------------------------------------
Examples The following table shows the expenses you would pay on each $1,000 you invested if, at the end of each period, you: annuitized your Contract; surrendered your Contract and withdrew the Contract Value, or did not annuitize or surrender, but left the money in your Contract.

                     These examples assume the following:

                    . the Contract Value starts at $45,000

                    . the Investment Options have an annual return of 5%

                    . the Annual Fee is deducted even when the Contract Value
                      goes over $50,000 and a waiver would normally apply.

                    . our current program to reimburse to Pacific Select Fund
                      Portfolio expenses in excess of the 0.10% expense cap as described in Pacific Select Fund Annual Expenses will continue for at least 10 years.

                     without any Rider reflects the expenses you would pay if you did not buy the optional Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR), or the Earnings Enhancement Guarantee (EEG) Rider, and/or the Guaranteed Income Advantage (GIA) Rider.

                     with EGMDBR reflects the expenses you would pay if you bought the optional Enhanced Guaranteed Minimum Death Benefit Rider, but not the EEG or GIA Riders. These expenses depend on the age of the youngest Annuitant on the Contract Date.

                     with EGMDBR and EEG Rider reflects the expenses you would pay if you bought the optional Enhanced Guaranteed Minimum Death Benefit Rider and the Earnings Enhancement Guarantee Rider.

                     with EGMDBR and GIA Rider reflects the expenses you would pay if you bought the optional Enhanced Guaranteed Minimum Death Benefit Rider and the Guaranteed Income Advantage Rider.

                     with EGMDBR, EEG, and GIA Riders reflects the expenses you would pay if you bought the optional Enhanced Guaranteed Minimum Death Benefit Rider, the Earnings Enhancement Guarantee Rider, and the Guaranteed Income Advantage Rider.

                     with EEG Rider reflects the expenses you would pay if you bought the optional Earnings Enhancement Guarantee Rider, but not the optional EGMDBR, and/or GIA riders.

                     with GIA Rider reflects the expenses you would pay if you bought the optional Guaranteed Income Advantage Rider, but not the optional EGMDBR, and/or EEG rider.

                     with EEG and GIA Riders reflects the expenses you would pay if you bought the optional Earnings Enhancement Guarantee Rider and the Guaranteed Income Advantage Rider.

                     These examples do not show past or future expenses. Your actual expenses in any year may be more or less than those shown here.

                  ------------------------------------------------------------------------------------------------------------
                                                                                                          Expenses if you did
                                                                                                          not annuitize or
                                                                Expenses if you      Expenses if you      surrender, but left
                                                                annuitized           surrendered          the money in your
                                                                your Contract ($)    your Contract ($)    Contract ($)
                  ------------------------------------------------------------------------------------------------------------
                  Variable Account                              1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                  ------------------------------------------------------------------------------------------------------------
                  Blue Chip
                  without any Rider                              88   78  133   282  88   132  160   282  25    78  133   282
                  with EGMDBR (age 0-65)                         89   81  138   292  89   135  165   292  26    81  138   292
                  with EGMDBR (age 0-65) and EEG Rider           92   88  150   317  92   142  177   317  29    88  150   317
                  with EGMDBR (age 0-65) and GIA Rider           92   90  153   321  92   144  180   321  29    90  153   321
                  with EGMDBR (age 0-65), EEG, and GIA Riders    95   97  165   345  95   151  192   345  32    97  165   345
                  with EGMDBR (age 66-75)                        91   87  148   312  91   141  175   312  28    87  148   312
                  with EGMDBR (age 66-75) and EEG Rider          94   94  160   336  94   148  187   336  31    94  160   336
                  with EGMDBR (age 66-75) and GIA Rider          94   96  163   341  94   150  190   341  31    96  163   341
                  with EGMDBR (age 66-75), EEG, and GIA Riders   97  103  175   364  97   157  202   364  34   103  175   364
                  with EEG Rider                                 91   85  145   307  91   139  172   307  28    85  145   307
                  with GIA Rider                                 91   87  148   312  91   141  175   312  28    87  148   312
                  with EEG and GIA Riders                        94   94  160   336  94   148  187   336  31    94  160   336
                  -----------------------------------------------------------------------------------------------------------
                  Aggressive Growth
                  without any Rider                              89   79  135   287  89   133  162   287  26    79  135   287
                  with EGMDBR (age 0-65)                         90   82  140   297  90   136  167   297  27    82  140   297
                  with EGMDBR (age 0-65) and EEG Rider           92   90  153   321  92   144  180   321  29    90  153   321
                  with EGMDBR (age 0-65) and GIA Rider           93   91  155   326  93   145  182   326  30    91  155   326
                  with EGMDBR (age 0-65), EEG, and GIA Riders    95   99  167   350  95   153  194   350  32    99  167   350
                  with EGMDBR (age 66-75)                        92   88  150   316  92   142  177   316  29    88  150   316
                  with EGMDBR (age 66-75) and EEG Rider          94   96  163   340  94   150  190   340  31    96  163   340
                  with EGMDBR (age 66-75) and GIA Rider          95   97  165   345  95   151  192   345  32    97  165   345
                  with EGMDBR (age 66-75), EEG, and GIA Riders   97  105  177   369  97   159  204   369  34   105  177   369
                  with EEG Rider                                 91   87  148   312  91   141  175   312  28    87  148   312
                  with GIA Rider                                 92   88  150   316  92   142  177   316  29    88  150   316
                  with EEG and GIA Riders                        94   96  163   340  94   150  190   340  31    96  163   340
                  -----------------------------------------------------------------------------------------------------------
                  Aggressive Equity
                  without any Rider                              87   73  124   265   87  127  151   265  24    73  124   265
                  with EGMDBR (age 0-65)                         88   76  129   275   88  130  156   275  25    76  129   275
                  with EGMDBR (age 0-65) and EEG Rider           90   83  142   300   90  137  169   300  27    83  142   300
                  with EGMDBR (age 0-65) and GIA Rider           91   85  144   305   91  139  171   305  28    85  144   305
                  with EGMDBR (age 0-65), EEG, and GIA Riders    93   92  157   329   93  146  184   329  30    92  157   329
                  with EGMDBR (age 66-75)                        90   82  139   295   90  136  166   295  27    82  139   295
                  with EGMDBR (age 66-75) and EEG Rider          92   89  152   320   92  143  179   320  29    89  152   320
                  with EGMDBR (age 66-75) and GIA Rider          93   91  154   325   93  145  181   325  30    91  154   325
                  with EGMDBR (age 66-75), EEG, and GIA Riders   95   98  167   348   95  152  194   348  32    98  167   348
                  with EEG Rider                                 89   80  137   290   89  134  164   290  26    80  137   290
                  with GIA Rider                                 90   82  139   295   90  136  166   295  27    82  139   295
                  with EEG and GIA Riders                        92   89  152   320   92  143  179   320  29    89  152   320
                  -----------------------------------------------------------------------------------------------------------
                  Emerging Markets
                  without any Rider                              91   86  147   310   91  140  174   310  28    86  147   310
                  with EGMDBR (age 0-65)                         92   89  152   320   92  143  179   320  29    89  152   320
                  with EGMDBR (age 0-65) and EEG Rider           95   97  164   344   95  151  191   344  32    97  164   344
                  with EGMDBR (age 0-65) and GIA Rider           95   98  167   349   95  152  194   349  32    98  167   349
                  with EGMDBR (age 0-65), EEG, and GIA Riders    98  106  179   372   98  160  206   372  35   106  179   372
                  with EGMDBR (age 66-75)                        94   95  162   339   94  149  189   339  31    95  162   339
                  with EGMDBR (age 66-75) and EEG Rider          97  103  174   363   97  157  201   363  34   103  174   363
                  with EGMDBR (age 66-75) and GIA Rider          97  104  177   367   97  158  204   367  34   104  177   367
                  with EGMDBR (age 66-75), EEG, and GIA Riders  100  112  189   390  100  166  216   390  37   112  189   390
                  with EEG Rider                                 94   94  159   334   94  148  186   334  31    94  159   334
                  with GIA Rider                                 94   95  162   339   94  149  189   339  31    95  162   339
                  with EEG and GIA Riders                        97  103  174   363   97  157  201   363  34   103  174   363
                  -----------------------------------------------------------------------------------------------------------
                  Diversified Research
                  without any Rider                              88   77  131   279   88  131  158   279  25    77  131   279
                  with EGMDBR (age 0-65)                         89   80  136   289   89  134  163   289  26    80  136   289
                  with EGMDBR (age 0-65) and EEG Rider           92   87  149   314   92  141  176   314  29    87  149   314
                  with EGMDBR (age 0-65) and GIA Rider           92   89  151   319   92  143  178   319  29    89  151   319
                  with EGMDBR (age 0-65), EEG, and GIA Riders    95   96  164   342   95  150  191   342  32    96  164   342
                  with EGMDBR (age 66-75)                        91   86  146   309   91  140  173   309  28    86  146   309
                  with EGMDBR (age 66-75) and EEG Rider          94   93  159   333   94  147  186   333  31    93  159   333
                  with EGMDBR (age 66-75) and GIA Rider          94   95  161   338   94  149  188   338  31    95  161   338
                  with EGMDBR (age 66-75), EEG, and GIA Riders   97  102  173   361   97  156  200   361  34   102  173   361
                  with EEG Rider                                 91   84  144   304   91  138  171   304  28    84  144   304
                  with GIA Rider                                 91   86  146   309   91  140  173   309  28    86  146   309
                  with EEG and GIA Riders                        94   93  159   333   94  147  186   333  31    93  159   333
                  -----------------------------------------------------------------------------------------------------------

AN OVERVIEW OF PACIFIC PORTFOLIOS

                  ------------------------------------------------------------------------------------------------------------
                                                                                                          Expenses if you did
                                                                                                          not annuitize or
                                                                Expenses if you      Expenses if you      surrender, but left
                                                                annuitized           surrendered          the money in your
                                                                your Contract ($)    your Contract ($)    Contract ($)
                  ------------------------------------------------------------------------------------------------------------
                  Variable Account                              1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                  ------------------------------------------------------------------------------------------------------------
                  Small-Cap Equity
                  without any Rider                              85   68  117   250   85  122  144   250  22    68  117   250
                  with EGMDBR (age 0-65)                         86   71  122   260   86  125  149   260  23    71  122   260
                  with EGMDBR (age 0-65) and EEG Rider           89   79  134   285   89  133  161   285  26    79  134   285
                  with EGMDBR (age 0-65) and GIA Rider           89   80  137   290   89  134  164   290  26    80  137   290
                  with EGMDBR (age 0-65), EEG, and GIA Riders    92   88  149   315   92  142  176   315  29    88  149   315
                  with EGMDBR (age 66-75)                        88   77  132   280   88  131  159   280  25    77  132   280
                  with EGMDBR (age 66-75) and EEG Rider          91   85  144   305   91  139  171   305  28    85  144   305
                  with EGMDBR (age 66-75) and GIA Rider          91   86  147   310   91  140  174   310  28    86  147   310
                  with EGMDBR (age 66-75), EEG, and GIA Riders   94   94  159   334   94  148  186   334  31    94  159   334
                  with EEG Rider                                 88   76  129   275   88  130  156   275  25    76  129   275
                  with GIA Rider                                 88   77  132   280   88  131  159   280  25    77  132   280
                  with EEG and GIA Riders                        91   85  144   305   91  139  171   305  28    85  144   305
                  -----------------------------------------------------------------------------------------------------------
                  International Large-Cap
                  without any Rider                              90   82  141   298   90  136  168   298  27    82  141   298
                  with EGMDBR (age 0-65)                         91   85  146   308   91  139  173   308  28    85  146   308
                  with EGMDBR (age 0-65) and EEG Rider           93   93  158   332   93  147  185   332  30    93  158   332
                  with EGMDBR (age 0-65) and GIA Rider           94   95  161   337   94  149  188   337  31    95  161   337
                  with EGMDBR (age 0-65), EEG, and GIA Riders    96  102  173   360   96  156  200   360  33   102  173   360
                  with EGMDBR (age 66-75)                        93   92  156   327   93  146  183   327  30    92  156   327
                  with EGMDBR (age 66-75) and EEG Rider          95   99  168   351   95  153  195   351  32    99  168   351
                  with EGMDBR (age 66-75) and GIA Rider          96  101  170   355   96  155  197   355  33   101  170   355
                  with EGMDBR (age 66-75), EEG, and GIA Riders   98  108  183   378   98  162  210   378  35   108  183   378
                  with EEG Rider                                 92   90  153   322   92  144  180   322  29    90  153   322
                  with GIA Rider                                 93   92  156   327   93  146  183   327  30    92  156   327
                  with EEG and GIA Riders                        95   99  168   351   95  153  195   351  32    99  168   351
                  -----------------------------------------------------------------------------------------------------------
                  Equity
                  without any Rider                              85   68  117   250   85  122  144   250  22    68  117   250
                  with EGMDBR (age 0-65)                         86   71  122   260   86  125  149   260  23    71  122   260
                  with EGMDBR (age 0-65) and EEG Rider           89   79  134   285   89  133  161   285  26    79  134   285
                  with EGMDBR (age 0-65) and GIA Rider           89   80  137   290   89  134  164   290  26    80  137   290
                  with EGMDBR (age 0-65), EEG, and GIA Riders    92   88  149   315   92  142  176   315  29    88  149   315
                  with EGMDBR (age 66-75)                        88   77  132   280   88  131  159   280  25    77  132   280
                  with EGMDBR (age 66-75) and EEG Rider          91   85  144   305   91  139  171   305  28    85  144   305
                  with EGMDBR (age 66-75) and GIA Rider          91   86  147   310   91  140  174   310  28    86  147   310
                  with EGMDBR (age 66-75), EEG, and GIA Riders   94   94  159   334   94  148  186   334  31    94  159   334
                  with EEG Rider                                 88   76  129   275   88  130  156   275  25    76  129   275
                  with GIA Rider                                 88   77  132   280   88  131  159   280  25    77  132   280
                  with EEG and GIA Riders                        91   85  144   305   91  139  171   305  28    85  144   305
                  -----------------------------------------------------------------------------------------------------------
                  I-Net Tollkeeper
                  without any Rider                              94   95  162   339   94  149  189   339  31    95  162   339
                  with EGMDBR (age 0-65)                         95   98  167   348   95  152  194   348  32    98  167   348
                  with EGMDBR (age 0-65) and EEG Rider           98  106  179   371   98  160  206   371  35   106  179   371
                  with EGMDBR (age 0-65) and GIA Rider           98  107  181   376   98  161  208   376  35   107  181   376
                  with EGMDBR (age 0-65), EEG, and GIA Riders   101  115  193   398  101  169  220   398  38   115  193   398
                  with EGMDBR (age 66-75)                        97  104  176   367   97  158  203   367  34   104  176   367
                  with EGMDBR (age 66-75) and EEG Rider         100  112  188   389  100  166  215   389  37   112  188   389
                  with EGMDBR (age 66-75) and GIA Rider         100  113  191   394  100  167  218   394  37   113  191   394
                  with EGMDBR (age 66-75), EEG, and GIA Riders  103  120  203   416  103  174  230   416  40   120  203   416
                  with EEG Rider                                 97  103  174   362   97  157  201   362  34   103  174   362
                  with GIA Rider                                 97  104  176   367   97  158  203   367  34   104  176   367
                  with EEG and GIA Riders                       100  112  188   389  100  166  215   389  37   112  188   389
                  -----------------------------------------------------------------------------------------------------------
                  Financial Services
                  without any Rider                              90   83  142   301   90  137  169   301  27    83  142   301
                  with EGMDBR (age 0-65)                         91   86  147   310   91  140  174   310  28    86  147   310
                  with EGMDBR (age 0-65) and EEG Rider           94   94  159   335   94  148  186   335  31    94  159   335
                  with EGMDBR (age 0-65) and GIA Rider           94   95  162   339   94  149  189   339  31    95  162   339
                  with EGMDBR (age 0-65), EEG, and GIA Riders    97  103  174   363   97  157  201   363  34   103  174   363
                  with EGMDBR (age 66-75)                        93   92  157   330   93  146  184   330  30    92  157   330
                  with EGMDBR (age 66-75) and EEG Rider          96  100  169   353   96  154  196   353  33   100  169   353
                  with EGMDBR (age 66-75) and GIA Rider          96  101  172   358   96  155  199   358  33   101  172   358
                  with EGMDBR (age 66-75), EEG, and GIA Riders   99  109  184   381   99  163  211   381  36   109  184   381
                  with EEG Rider                                 93   91  155   325   93  145  182   325  30    91  155   325
                  with GIA Rider                                 93   92  157   330   93  146  184   330  30    92  157   330
                  with EEG and GIA Riders                        96  100  169   353   96  154  196   353  33   100  169   353
                  -----------------------------------------------------------------------------------------------------------

                  ------------------------------------------------------------------------------------------------------------
                                                                                                          Expenses if you did
                                                                                                          not annuitize or
                                                                Expenses if you      Expenses if you      surrender, but left
                                                                annuitized           surrendered          the money in your
                                                                your Contract ($)    your Contract ($)    Contract ($)
                  ------------------------------------------------------------------------------------------------------------
                  Variable Account                              1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                  ------------------------------------------------------------------------------------------------------------
                  Health Sciences
                  without any Rider                              90   83  142   301   90  137  169   301  27    83  142   301
                  with EGMDBR (age 0-65)                         91   86  147   310   91  140  174   310  28    86  147   310
                  with EGMDBR (age 0-65) and EEG Rider           94   94  159   335   94  148  186   335  31    94  159   335
                  with EGMDBR (age 0-65) and GIA Rider           94   95  162   339   94  149  189   339  31    95  162   339
                  with EGMDBR (age 0-65), EEG, and GIA Riders    97  103  174   363   97  157  201   363  34   103  174   363
                  with EGMDBR (age 66-75)                        93   92  157   330   93  146  184   330  30    92  157   330
                  with EGMDBR (age 66-75) and EEG Rider          96  100  169   353   96  154  196   353  33   100  169   353
                  with EGMDBR (age 66-75) and GIA Rider          96  101  172   358   96  155  199   358  33   101  172   358
                  with EGMDBR (age 66-75), EEG, and GIA Riders   99  109  184   381   99  163  211   381  36   109  184   381
                  with EEG Rider                                 93   91  155   325   93  145  182   325  30    91  155   325
                  with GIA Rider                                 93   92  157   330   93  146  184   330  30    92  157   330
                  with EEG and GIA Riders                        96  100  169   353   96  154  196   353  33   100  169   353
                  -----------------------------------------------------------------------------------------------------------
                  Technology
                  without any Rider                              90   83  141   299   90  137  168   299  27    83  141   299
                  with EGMDBR (age 0-65)                         91   86  146   309   91  140  173   309  28    86  146   309
                  with EGMDBR (age 0-65) and EEG Rider           94   93  159   333   94  147  186   333  31    93  159   333
                  with EGMDBR (age 0-65) and GIA Rider           94   95  161   337   94  149  188   337  31    95  161   337
                  with EGMDBR (age 0-65), EEG, and GIA Riders    97  102  173   361   97  156  200   361  34   102  173   361
                  with EGMDBR (age 66-75)                        93   92  156   328   93  146  183   328  30    92  156   328
                  with EGMDBR (age 66-75) and EEG Rider          96   99  168   352   96  153  195   352  33    99  168   352
                  with EGMDBR (age 66-75) and GIA Rider          96  101  171   356   96  155  198   356  33   101  171   356
                  with EGMDBR (age 66-75), EEG, and GIA Riders   99  108  183   379   99  162  210   379  36   108  183   379
                  with EEG Rider                                 93   90  154   323   93  144  181   323  30    90  154   323
                  with GIA Rider                                 93   92  156   328   93  146  183   328  30    92  156   328
                  with EEG and GIA Riders                        96   99  168   352   96  153  195   352  33    99  168   352
                  -----------------------------------------------------------------------------------------------------------
                  Telecommunications
                  without any Rider                              90   83  141   299   90  137  168   299  27    83  141   299
                  with EGMDBR (age 0-65)                         91   86  146   309   91  140  173   309  28    86  146   309
                  with EGMDBR (age 0-65) and EEG Rider           94   93  159   333   94  147  186   333  31    93  159   333
                  with EGMDBR (age 0-65) and GIA Rider           94   95  161   337   94  149  188   337  31    95  161   337
                  with EGMDBR (age 0-65), EEG, and GIA Riders    97  102  173   361   97  156  200   361  34   102  173   361
                  with EGMDBR (age 66-75)                        93   92  156   328   93  146  183   328  30    92  156   328
                  with EGMDBR (age 66-75) and EEG Rider          96   99  168   352   96  153  195   352  33    99  168   352
                  with EGMDBR (age 66-75) and GIA Rider          96  101  171   356   96  155  198   356  33   101  171   356
                  with EGMDBR (age 66-75), EEG, and GIA Riders   99  108  183   379   99  162  210   379  36   108  183   379
                  with EEG Rider                                 93   90  154   323   93  144  181   323  30    90  154   323
                  with GIA Rider                                 93   92  156   328   93  146  183   328  30    92  156   328
                  with EEG and GIA Riders                        96   99  168   352   96  153  195   352  33    99  168   352
                  -----------------------------------------------------------------------------------------------------------
                  Multi-Strategy
                  without any Rider                              85   68  117   250   85  122  144   250  22    68  117   250
                  with EGMDBR (age 0-65)                         86   71  122   260   86  125  149   260  23    71  122   260
                  with EGMDBR (age 0-65) and EEG Rider           89   79  134   285   89  133  161   285  26    79  134   285
                  with EGMDBR (age 0-65) and GIA Rider           89   80  137   290   89  134  164   290  26    80  137   290
                  with EGMDBR (age 0-65), EEG, and GIA Riders    92   88  149   315   92  142  176   315  29    88  149   315
                  with EGMDBR (age 66-75)                        88   77  132   280   88  131  159   280  25    77  132   280
                  with EGMDBR (age 66-75) and EEG Rider          91   85  144   305   91  139  171   305  28    85  144   305
                  with EGMDBR (age 66-75) and GIA Rider          91   86  147   310   91  140  174   310  28    86  147   310
                  with EGMDBR (age 66-75), EEG, and GIA Riders   94   94  159   334   94  148  186   334  31    94  159   334
                  with EEG Rider                                 88   76  129   275   88  130  156   275  25    76  129   275
                  with GIA Rider                                 88   77  132   280   88  131  159   280  25    77  132   280
                  with EEG and GIA Riders                        91   85  144   305   91  139  171   305  28    85  144   305
                  -----------------------------------------------------------------------------------------------------------
                  Equity Income
                  without any Rider                              85   68  117   250   85  122  144   250  22    68  117   250
                  with EGMDBR (age 0-65)                         86   71  122   260   86  125  149   260  23    71  122   260
                  with EGMDBR (age 0-65) and EEG Rider           89   79  134   285   89  133  161   285  26    79  134   285
                  with EGMDBR (age 0-65) and GIA Rider           89   80  137   290   89  134  164   290  26    80  137   290
                  with EGMDBR (age 0-65), EEG, and GIA Riders    92   88  149   315   92  142  176   315  29    88  149   315
                  with EGMDBR (age 66-75)                        88   77  132   280   88  131  159   280  25    77  132   280
                  with EGMDBR (age 66-75) and EEG Rider          91   85  144   305   91  139  171   305  28    85  144   305
                  with EGMDBR (age 66-75) and GIA Rider          91   86  147   310   91  140  174   310  28    86  147   310
                  with EGMDBR (age 66-75), EEG, and GIA Riders   94   94  159   334   94  148  186   334  31    94  159   334
                  with EEG Rider                                 88   76  129   275   88  130  156   275  25    76  129   275
                  with GIA Rider                                 88   77  132   280   88  131  159   280  25    77  132   280
                  with EEG and GIA Riders                        91   85  144   305   91  139  171   305  28    85  144   305
                  -----------------------------------------------------------------------------------------------------------

AN OVERVIEW OF PACIFIC PORTFOLIOS

                  ------------------------------------------------------------------------------------------------------------
                                                                                                          Expenses if you did
                                                                                                          not annuitize or
                                                                Expenses if you      Expenses if you      surrender, but left
                                                                annuitized           surrendered          the money in your
                                                                your Contract ($)    your Contract ($)    Contract ($)
                  ------------------------------------------------------------------------------------------------------------
                  Variable Account                              1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                  ------------------------------------------------------------------------------------------------------------
                  Strategic Value
                  without any Rider                              89   79  135   286   89  133  162   286  26    79  135   286
                  with EGMDBR (age 0-65)                         90   82  140   296   90  136  167   296  27    82  140   296
                  with EGMDBR (age 0-65) and EEG Rider           92   89  152   320   92  143  179   320  29    89  152   320
                  with EGMDBR (age 0-65) and GIA Rider           93   91  155   325   93  145  182   325  30    91  155   325
                  with EGMDBR (age 0-65), EEG, and GIA Riders    95   98  167   349   95  152  194   349  32    98  167   349
                  with EGMDBR (age 66-75)                        92   88  150   316   92  142  177   316  29    88  150   316
                  with EGMDBR (age 66-75) and EEG Rider          94   95  162   340   94  149  189   340  31    95  162   340
                  with EGMDBR (age 66-75) and GIA Rider          95   97  165   344   95  151  192   344  32    97  165   344
                  with EGMDBR (age 66-75), EEG, and GIA Riders   97  104  177   368   97  158  204   368  34   104  177   368
                  with EEG Rider                                 91   86  147   311   91  140  174   311  28    86  147   311
                  with GIA Rider                                 92   88  150   316   92  142  177   316  29    88  150   316
                  with EEG and GIA Riders                        94   95  162   340   94  149  189   340  31    95  162   340
                  -----------------------------------------------------------------------------------------------------------
                  Growth LT
                  without any Rider                              86   71  122   260   86  125  149   260  23    71  122   260
                  with EGMDBR (age 0-65)                         87   74  127   270   87  128  154   270  24    74  127   270
                  with EGMDBR (age 0-65) and EEG Rider           90   82  139   295   90  136  166   295  27    82  139   295
                  with EGMDBR (age 0-65) and GIA Rider           90   83  142   300   90  137  169   300  27    83  142   300
                  with EGMDBR (age 0-65), EEG, and GIA Riders    93   91  154   325   93  145  181   325  30    91  154   325
                  with EGMDBR (age 66-75)                        89   80  137   290   89  134  164   290  26    80  137   290
                  with EGMDBR (age 66-75) and EEG Rider          92   88  149   315   92  142  176   315  29    88  149   315
                  with EGMDBR (age 66-75) and GIA Rider          92   89  152   320   92  143  179   320  29    89  152   320
                  with EGMDBR (age 66-75), EEG, and GIA Riders   95   97  164   344   95  151  191   344  32    97  164   344
                  with EEG Rider                                 89   79  134   285   89  133  161   285  26    79  134   285
                  with GIA Rider                                 89   80  137   290   89  134  164   290  26    80  137   290
                  with EEG and GIA Riders                        92   88  149   315   92  142  176   315  29    88  149   315
                  -----------------------------------------------------------------------------------------------------------
                  Focused 30
                  without any Rider                              89   79  135   286   89  133  162   286  26    79  135   286
                  with EGMDBR (age 0-65)                         90   82  140   296   90  136  167   296  27    82  140   296
                  with EGMDBR (age 0-65) and EEG Rider           92   89  152   320   92  143  179   320  29    89  152   320
                  with EGMDBR (age 0-65) and GIA Rider           93   91  155   325   93  145  182   325  30    91  155   325
                  with EGMDBR (age 0-65), EEG, and GIA Riders    95   98  167   349   95  152  194   349  32    98  167   349
                  with EGMDBR (age 66-75)                        92   88  150   316   92  142  177   316  29    88  150   316
                  with EGMDBR (age 66-75) and EEG Rider          94   95  162   340   94  149  189   340  31    95  162   340
                  with EGMDBR (age 66-75) and GIA Rider          95   97  165   344   95  151  192   344  32    97  165   344
                  with EGMDBR (age 66-75), EEG, and GIA Riders   97  104  177   368   97  158  204   368  34   104  177   368
                  with EEG Rider                                 91   86  147   311   91  140  174   311  28    86  147   311
                  with GIA Rider                                 92   88  150   316   92  142  177   316  29    88  150   316
                  with EEG and GIA Riders                        94   95  162   340   94  149  189   340  31    95  162   340
                  -----------------------------------------------------------------------------------------------------------
                  Mid-Cap Value
                  without any Rider                              87   74  126   269   87  128  153   269  24    74  126   269
                  with EGMDBR (age 0-65)                         88   77  131   279   88  131  158   279  25    77  131   279
                  with EGMDBR (age 0-65) and EEG Rider           91   84  144   304   91  138  171   304  28    84  144   304
                  with EGMDBR (age 0-65) and GIA Rider           91   86  146   309   91  140  173   309  28    86  146   309
                  with EGMDBR (age 0-65), EEG, and GIA Riders    94   93  159   333   94  147  186   333  31    93  159   333
                  with EGMDBR (age 66-75)                        90   83  141   299   90  137  168   299  27    83  141   299
                  with EGMDBR (age 66-75) and EEG Rider          93   90  154   324   93  144  181   324  30    90  154   324
                  with EGMDBR (age 66-75) and GIA Rider          93   92  156   328   93  146  183   328  30    92  156   328
                  with EGMDBR (age 66-75), EEG, and GIA Riders   96   99  169   352   96  153  196   352  33    99  169   352
                  with EEG Rider                                 90   81  139   294   90  135  166   294  27    81  139   294
                  with GIA Rider                                 90   83  141   299   90  137  168   299  27    83  141   299
                  with EEG and GIA Riders                        93   90  154   324   93  144  181   324  30    90  154   324
                  -----------------------------------------------------------------------------------------------------------
                  International Value
                  without any Rider                              88   76  130   277   88  130  157   277  25    76  130   277
                  with EGMDBR (age 0-65)                         89   79  135   287   89  133  162   287  26    79  135   287
                  with EGMDBR (age 0-65) and EEG Rider           91   87  148   312   91  141  175   312  28    87  148   312
                  with EGMDBR (age 0-65) and GIA Rider           92   88  150   317   92  142  177   317  29    88  150   317
                  with EGMDBR (age 0-65), EEG, and GIA Riders    94   96  163   341   94  150  190   341  31    96  163   341
                  with EGMDBR (age 66-75)                        91   85  145   307   91  139  172   307  28    85  145   307
                  with EGMDBR (age 66-75) and EEG Rider          93   93  158   331   93  147  185   331  30    93  158   331
                  with EGMDBR (age 66-75) and GIA Rider          94   94  160   336   94  148  187   336  31    94  160   336
                  with EGMDBR (age 66-75), EEG, and GIA Riders   96  102  172   359   96  156  199   359  33   102  172   359
                  with EEG Rider                                 90   84  143   302   90  138  170   302  27    84  143   302
                  with GIA Rider                                 91   85  145   307   91  139  172   307  28    85  145   307
                  with EEG and GIA Riders                        93   93  158   331   93  147  185   331  30    93  158   331
                  -----------------------------------------------------------------------------------------------------------

                  ------------------------------------------------------------------------------------------------------------
                                                                                                          Expenses if you did
                                                                                                          not annuitize or
                                                                Expenses if you      Expenses if you      surrender, but left
                                                                annuitized           surrendered          the money in your
                                                                your Contract ($)    your Contract ($)    Contract ($)
                  ------------------------------------------------------------------------------------------------------------
                  Variable Account                              1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                  ------------------------------------------------------------------------------------------------------------
                  Capital Opportunities
                  without any Rider                              87   73  125   267   87  127  152   267  24    73  125   267
                  with EGMDBR (age 0-65)                         88   76  130   277   88  130  157   277  25    76  130   277
                  with EGMDBR (age 0-65) and EEG Rider           90   84  143   302   90  138  170   302  27    84  143   302
                  with EGMDBR (age 0-65) and GIA Rider           91   85  145   307   91  139  172   307  28    85  145   307
                  with EGMDBR (age 0-65), EEG, and GIA Riders    93   93  158   331   93  147  185   331  30    93  158   331
                  with EGMDBR (age 66-75)                        90   82  140   297   90  136  167   297  27    82  140   297
                  with EGMDBR (age 66-75) and EEG Rider          92   90  153   322   92  144  180   322  29    90  153   322
                  with EGMDBR (age 66-75) and GIA Rider          93   91  155   326   93  145  182   326  30    91  155   326
                  with EGMDBR (age 66-75), EEG, and GIA Riders   95   99  168   350   95  153  195   350  32    99  168   350
                  with EEG Rider                                 89   81  138   292   89  135  165   292  26    81  138   292
                  with GIA Rider                                 90   82  140   297   90  136  167   297  27    82  140   297
                  with EEG and GIA Riders                        92   90  153   322   92  144  180   322  29    90  153   322
                  -----------------------------------------------------------------------------------------------------------
                  Mid-Cap Growth
                  without any Rider                              88   76  130   277   88  130  157   277  25    76  130   277
                  with EGMDBR (age 0-65)                         89   79  135   287   89  133  162   287  26    79  135   287
                  with EGMDBR (age 0-65) and EEG Rider           91   87  148   312   91  141  175   312  28    87  148   312
                  with EGMDBR (age 0-65) and GIA Rider           92   88  150   317   92  142  177   317  29    88  150   317
                  with EGMDBR (age 0-65), EEG, and GIA Riders    94   96  163   341   94  150  190   341  31    96  163   341
                  with EGMDBR (age 66-75)                        91   85  145   307   91  139  172   307  28    85  145   307
                  with EGMDBR (age 66-75) and EEG Rider          93   93  158   331   93  147  185   331  30    93  158   331
                  with EGMDBR (age 66-75) and GIA Rider          94   94  160   336   94  148  187   336  31    94  160   336
                  with EGMDBR (age 66-75), EEG, and GIA Riders   96  102  172   359   96  156  199   359  33   102  172   359
                  with EEG Rider                                 90   84  143   302   90  138  170   302  27    84  143   302
                  with GIA Rider                                 91   85  145   307   91  139  172   307  28    85  145   307
                  with EEG and GIA Riders                        93   93  158   331   93  147  185   331  30    93  158   331
                  -----------------------------------------------------------------------------------------------------------
                  Global Growth
                  without any Rider                              91   86  147   309   91  140  174   309  28    86  147   309
                  with EGMDBR (age 0-65)                         92   89  152   319   92  143  179   319  29    89  152   319
                  with EGMDBR (age 0-65) and EEG Rider           95   97  164   343   95  151  191   343  32    97  164   343
                  with EGMDBR (age 0-65) and GIA Rider           95   98  166   348   95  152  193   348  32    98  166   348
                  with EGMDBR (age 0-65), EEG, and GIA Riders    98  106  179   371   98  160  206   371  35   106  179   371
                  with EGMDBR (age 66-75)                        94   95  161   338   94  149  188   338  31    95  161   338
                  with EGMDBR (age 66-75) and EEG Rider          97  103  174   362   97  157  201   362  34   103  174   362
                  with EGMDBR (age 66-75) and GIA Rider          97  104  176   366   97  158  203   366  34   104  176   366
                  with EGMDBR (age 66-75), EEG, and GIA Riders  100  111  188   389  100  165  215   389  37   111  188   389
                  with EEG Rider                                 94   94  159   333   94  148  186   333  31    94  159   333
                  with GIA Rider                                 94   95  161   338   94  149  188   338  31    95  161   338
                  with EEG and GIA Riders                        97  103  174   362   97  157  201   362  34   103  174   362
                  -----------------------------------------------------------------------------------------------------------
                  Equity Index
                  without any Rider                              81   56   96   208   81  110  123   208  18    56   96   208
                  with EGMDBR (age 0-65)                         82   59  101   218   82  113  128   218  19    59  101   218
                  with EGMDBR (age 0-65) and EEG Rider           85   67  114   245   85  121  141   245  22    67  114   245
                  with EGMDBR (age 0-65) and GIA Rider           85   68  117   250   85  122  144   250  22    68  117   250
                  with EGMDBR (age 0-65), EEG, and GIA Riders    88   76  130   276   88  130  157   276  25    76  130   276
                  with EGMDBR (age 66-75)                        84   65  112   240   84  119  139   240  21    65  112   240
                  with EGMDBR (age 66-75) and EEG Rider          87   73  124   266   87  127  151   266  24    73  124   266
                  with EGMDBR (age 66-75) and GIA Rider          87   74  127   271   87  128  154   271  24    74  127   271
                  with EGMDBR (age 66-75), EEG, and GIA Riders   90   82  140   296   90  136  167   296  27    82  140   296
                  with EEG Rider                                 84   64  109   234   84  118  136   234  21    64  109   234
                  with GIA Rider                                 84   65  112   240   84  119  139   240  21    65  112   240
                  with EEG and GIA Riders                        87   73  124   266   87  127  151   266  24    73  124   266
                  -----------------------------------------------------------------------------------------------------------
                  Small-Cap Index
                  without any Rider                              84   65  112   240  84   119  139   240  21    65  112   240
                  with EGMDBR (age 0-65)                         85   68  117   251  85   122  144   251  22    68  117   251
                  with EGMDBR (age 0-65) and EEG Rider           88   76  130   276  88   130  157   276  25    76  130   276
                  with EGMDBR (age 0-65) and GIA Rider           88   78  132   281  88   132  159   281  25    78  132   281
                  with EGMDBR (age 0-65), EEG, and GIA Riders    91   85  145   306  91   139  172   306  28    85  145   306
                  with EGMDBR (age 66-75)                        87   74  127   271  87   128  154   271  24    74  127   271
                  with EGMDBR (age 66-75) and EEG  Rider         90   82  140   296  90   136  167   296  27    82  140   296
                  with EGMDBR (age 66-75) and GIA Rider          90   84  142   301  90   138  169   301  27    84  142   301
                  with EGMDBR (age 66-75), EEG, and GIA Riders   93   91  155   326  93   145  182   326  30    91  155   326
                  with EEG Rider                                 87   73  125   266  87   127  152   266  24    73  125   266
                  with GIA Rider                                 87   74  127   271  87   128  154   271  24    74  127   271
                  with EEG and GIA Riders                        90   82  140   296  90   136  167   296  27    82  140   296
                  -----------------------------------------------------------------------------------------------------------

AN OVERVIEW OF PACIFIC PORTFOLIOS

                  ------------------------------------------------------------------------------------------------------------
                                                                                                          Expenses if you did
                                                                                                          not annuitize or
                                                                Expenses if you      Expenses if you      surrender, but left
                                                                annuitized           surrendered          the money in your
                                                                your Contract ($)    your Contract ($)    Contract ($)
                  ------------------------------------------------------------------------------------------------------------
                  Variable Account                              1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                  ------------------------------------------------------------------------------------------------------------
                  REIT
                  without any Rider                              90   82  139   295  90   136  166   295  27    82  139   295
                  with EGMDBR (age 0-65)                         91   85  144   305  91   139  171   305  28    85  144   305
                  with EGMDBR (age 0-65) and EEG Rider           93   92  157   329  93   146  184   329  30    92  157   329
                  with EGMDBR (age 0-65) and GIA Rider           94   94  159   334  94   148  186   334  31    94  159   334
                  with EGMDBR (age 0-65), EEG, and GIA Riders    96  101  171   357  96   155  198   357  33   101  171   357
                  with EGMDBR (age 66-75)                        93   91  154   324  93   145  181   324  30    91  154   324
                  with EGMDBR (age 66-75) and EEG Rider          95   98  166   348  95   152  193   348  32    98  166   348
                  with EGMDBR (age 66-75) and GIA Rider          96  100  169   353  96   154  196   353  33   100  169   353
                  with EGMDBR (age 66-75), EEG, and GIA Riders   98  107  181   376  98   161  208   376  35   107  181   376
                  with EEG Rider                                 92   89  152   319  92   143  179   319  29    89  152   319
                  with GIA Rider                                 93   91  154   324  93   145  181   324  30    91  154   324
                  with EEG and GIA Riders                        95   98  166   348  95   152  193   348  32    98  166   348
                  -----------------------------------------------------------------------------------------------------------
                  Inflation Managed (formerly called Government Securities)
                  without any Rider                              84   66  113   242  84   120  140   242  21    66  113   242
                  nwith EGMDBR (age 0-65)                        85   69  118   253  85   123  145   253  22    69  118   253
                  with EGMDBR (age 0-65) and EEG Rider           88   77  131   278  88   131  158   278  25    77  131   278
                  with EGMDBR (age 0-65) and GIA Rider           88   78  133   283  88   132  160   283  25    78  133   283
                  with EGMDBR (age 0-65), EEG, and GIA Riders    91   86  146   308  91   140  173   308  28    86  146   308
                  with EGMDBR (age 66-75)                        87   75  128   273  87   129  155   273  24    75  128   273
                  with EGMDBR (age 66-75) and EEG Rider          90   83  141   298  90   137  168   298  27    83  141   298
                  with EGMDBR (age 66-75) and GIA Rider          90   84  143   303  90   138  170   303  27    84  143   303
                  with EGMDBR (age 66-75), EEG, and GIA Riders   93   92  156   328  93   146  183   328  30    92  156   328
                  with EEG Rider                                 87   74  126   268  87   128  153   268  24    74  126   268
                  with GIA Rider                                 87   75  128   273  87   129  155   273  24    75  128   273
                  with EEG and GIA Riders                        90   83  141   298  90   137  168   298  27    83  141   298
                  -----------------------------------------------------------------------------------------------------------
                  Managed Bond
                  without any Rider                              85   67  114   244  85   121  141   244  22    67  114   244
                  with EGMDBR (age 0-65)                         86   70  119   255  86   124  146   255  23    70  119   255
                  with EGMDBR (age 0-65) and EEG Rider           88   77  132   280  88   131  159   280  25    77  132   280
                  with EGMDBR (age 0-65) and GIA Rider           89   79  134   285  89   133  161   285  26    79  134   285
                  with EGMDBR (age 0-65), EEG, and GIA Riders    91   86  147   310  91   140  174   310  28    86  147   310
                  with EGMDBR (age 66-75)                        88   76  129   275  88   130  156   275  25    76  129   275
                  with EGMDBR (age 66-75) and EEG Rider          90   83  142   300  90   137  169   300  27    83  142   300
                  with EGMDBR (age 66-75) and GIA Rider          91   85  144   305  91   139  171   305  28    85  144   305
                  with EGMDBR (age 66-75), EEG, and GIA Riders   93   92  157   330  93   146  184   330  30    92  157   330
                  with EEG Rider                                 87   74  127   270  87   128  154   270  24    74  127   270
                  with GIA Rider                                 88   76  129   275  88   130  156   275  25    76  129   275
                  with EEG and GIA Riders                        90   83  142   300  90   137  169   300  27    83  142   300
                  -----------------------------------------------------------------------------------------------------------
                  Money Market
                  without any Rider                              82   59  101   217  82   113  128   217  19    59  101   217
                  with EGMDBR (age 0-65)                         83   62  106   228  83   116  133   228  20    62  106   228
                  with EGMDBR (age 0-65) and EEG Rider           86   69  119   254  86   123  146   254  23    69  119   254
                  with EGMDBR (age 0-65) and GIA Rider           86   71  121   259  86   125  148   259  23    71  121   259
                  with EGMDBR (age 0-65), EEG, and GIA Riders    89   79  134   285  89   133  161   285  26    79  134   285
                  with EGMDBR (age 66-75)                        85   68  116   249  85   122  143   249  22    68  116   249
                  with EGMDBR (age 66-75) and EEG Rider          88   75  129   275  88   129  156   275  25    75  129   275
                  with EGMDBR (age 66-75) and GIA Rider          88   77  131   280  88   131  158   280  25    77  131   280
                  with EGMDBR (age 66-75), EEG, and GIA Riders   91   85  144   305  91   139  171   305  28    85  144   305
                  with EEG Rider                                 85   66  114   244  85   120  141   244  22    66  114   244
                  with GIA Rider                                 85   68  116   249  85   122  143   249  22    68  116   249
                  with EEG and GIA Riders                        88   75  129   275  88   129  156   275  25    75  129   275
                  -----------------------------------------------------------------------------------------------------------
                  High Yield Bond
                  without any Rider                              85   67  114   244  85   121  141   244  22    67  114   244
                  with EGMDBR (age 0-65)                         86   70  119   255  86   124  146   255  23    70  119   255
                  with EGMDBR (age 0-65) and EEG Rider           88   77  132   280  88   131  159   280  25    77  132   280
                  with EGMDBR (age 0-65) and GIA Rider           89   79  134   285  89   133  161   285  26    79  134   285
                  with EGMDBR (age 0-65), EEG, and GIA Riders    91   86  147   310  91   140  174   310  28    86  147   310
                  with EGMDBR (age 66-75)                        88   76  129   275  88   130  156   275  25    76  129   275
                  with EGMDBR (age 66-75) and EEG Rider          90   83  142   300  90   137  169   300  27    83  142   300
                  with EGMDBR (age 66-75) and GIA Rider          91   85  144   305  91   139  171   305  28    85  144   305
                  with EGMDBR (age 66-75), EEG, and GIA Riders   93   92  157   330  93   146  184   330  30    92  157   330
                  with EEG Rider                                 87   74  127   270  87   128  154   270  24    74  127   270
                  with GIA Rider                                 88   76  129   275  88   130  156   275  25    76  129   275
                  with EEG and GIA Riders                        90   83  142   300  90   137  169   300  27    83  142   300
                  -----------------------------------------------------------------------------------------------------------

                  ------------------------------------------------------------------------------------------------------------
                                                                                                          Expenses if you did
                                                                                                          not annuitize or
                                                                Expenses if you      Expenses if you      surrender, but left
                                                                annuitized           surrendered          the money in your
                                                                your Contract ($)    your Contract ($)    Contract ($)
                  ------------------------------------------------------------------------------------------------------------
                  Variable Account                              1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                  ------------------------------------------------------------------------------------------------------------
                  Large-Cap Value
                  without any Rider                              87   74  127   271  87   128  154   271  24    74  127   271
                  with EGMDBR (age 0-65)                         88   77  132   281  88   131  159   281  25    77  132   281
                  with EGMDBR (age 0-65) and EEG Rider           91   85  145   306  91   139  172   306  28    85  145   306
                  with EGMDBR (age 0-65) and GIA Rider           91   87  147   311  91   141  174   311  28    87  147   311
                  with EGMDBR (age 0-65), EEG, and GIA Riders    94   94  160   335  94   148  187   335  31    94  160   335
                  with EGMDBR (age 66-75)                        90   83  142   301  90   137  169   301  27    83  142   301
                  with EGMDBR (age 66-75) and EEG Rider          93   91  155   325  93   145  182   325  30    91  155   325
                  with EGMDBR (age 66-75) and GIA Rider          93   93  157   330  93   147  184   330  30    93  157   330
                  with EGMDBR (age 66-75), EEG, and GIA Riders   96  100  170   354  96   154  197   354  33   100  170   354
                  with EEG Rider                                 90   82  140   296  90   136  167   296  27    82  140   296
                  with GIA Rider                                 90   83  142   301  90   137  169   301  27    83  142   301
                  with EEG and GIA Riders                        93   91  155   325  93   145  182   325  30    91  155   325
                  -----------------------------------------------------------------------------------------------------------

                       The purpose of the preceding table is to help you understand the various costs and expenses that you may bear directly or indirectly. The table reflects expenses of the Separate Account as well as those of the underlying Portfolios. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS, WITHDRAWALS and Pacific Select Fund Annual Expenses in this Prospectus and see the Fund's SAI.

                            YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options, the Fixed Option, the DCA Plus Fixed Option and among the three Guarantee Terms under the Guaranteed Interest Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio's investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.



PORTFOLIO                INVESTMENT GOAL              THE PORTFOLIO'S                     PORTFOLIO
                                                      MAIN INVESTMENTS                    MANAGER

Blue Chip                Long-term growth of          Equity securities of "blue chip"    A I M Capital
                         capital. Current income is   companies--typically large          Management, Inc.
                         of secondary importance.     companies that are well established
                                                      in their respective industries.


Aggressive Growth        Long-term growth of          Equity securities of small- and     A I M Capital
                         capital.                     medium-sized growth companies.      Management, Inc.



Aggressive Equity        Capital appreciation.        Equity securities of small          Alliance Capital
                                                      emerging-growth companies and       Management L.P.
                                                      medium-sized companies.



Emerging Markets         Long-term growth of          Equity securities of companies that Alliance Capital
                         capital.                     are located in countries generally  Management L.P.
                                                      regarded as "emerging market"
                                                      countries.


Diversified Research     Long-term growth of          Equity securities of U.S. companies Capital Guardian
                         capital.                     and securities whose principal      Trust Company
                                                      markets are in the U.S.



Small-Cap Equity         Long-term growth of          Equity securities of smaller and    Capital Guardian
                         capital.                     medium-sized companies.             Trust Company




International Large-Cap  Long-term growth of          Equity securities of non-U.S.       Capital Guardian
                         capital.                     companies and securities whose      Trust Company
                                                      principal markets are outside
                                                      of the U.S.



Equity                   Capital appreciation.        Equity securities of large U.S.     Goldman Sachs
                         Current income is of         growth-oriented companies.          Asset Management
                         secondary importance.



I-Net Tollkeeper         Long-term growth of          Equity securities of companies      Goldman Sachs
                         capital.                     which use, support, or relate       Asset Management
                                                      directly or indirectly to use of
                                                      the Internet. Such companies
                                                      include those in the media,
                                                      telecommunications, and technology
                                                      sectors.

Financial Services       Long-term growth of          Equity securities in the financial  INVESCO
                         capital.                     services sector. Such companies     Funds Group, Inc.
                                                      include banks, insurance companies,
                                                      brokerage firms and other finance-
                                                      related firms.


Health Sciences          Long-term growth of          Equity securities in the health     INVESCO
                         capital.                     sciences sector. Such companies     Funds Group, Inc.
                                                      include medical equipment or
                                                      supplies, pharmaceuticals, health
                                                      care facilities and other health
                                                      sciences-related firms.


Technology               Long-term growth of          Equity securities in the technology INVESCO
                         capital.                     sector. Such companies include      Funds Group, Inc.
                                                      biotechnology, communications,
                                                      computers, electronics, Internet
                                                      telecommunications, networking,
                                                      robotics, video and other
                                                      technology-related firms.

Telecommunications       Long-term growth of          Equity securities in the            INVESCO
                         capital. Current income is   telecommunications sector. Such as  Funds Group, Inc.
                         of secondary importance.     companies that offer telephone
                                                      service, wireless communications,
                                                      satellite communications,
                                                      television and movie programming,
                                                      broadcasting and Internet access.

Multi-Strategy           High total return.           A mix of equity and fixed income    J.P. Morgan
                                                      securities.                         Investment
                                                                                          Management Inc.



Equity Income            Long-term growth of capital  Equity securities of large and      J.P. Morgan
                         and income.                  medium-sized dividend-paying U.S.   Investment
                                                      companies.                          Management Inc.



Strategic Value          Long-term growth of          Equity securities with the          Janus Capital
                         capital.                     potential for long-term growth of   Corporation
                                                      capital.

PORTFOLIO               INVESTMENT GOAL              THE PORTFOLIO'S                     PORTFOLIO
                                                     MAIN INVESTMENTS                    MANAGER

Growth LT               Long-term growth of capital  Equity securities of a large        Janus Capital
                        consistent with the          number of companies of any size.    Corporation
                        preservation of capital.


Focused 30              Long-term growth of          Equity securities selected for      Janus Capital
                        capital.                     their growth potential.             Corporation



Mid-Cap Value           Capital appreciation.        Equity securities of medium-sized   Lazard Asset
                                                     U.S. companies believed to be       Management
                                                     undervalued.



International Value     Long-term capital            Equity securities of companies of   Lazard Asset
                        appreciation primarily       any size located in developed       Management
                        through investment in        countries outside of the U.S.
                        equity securities of
                        corporations domiciled in
                        countries other than the
                        U.S.

Capital Opportunities   Long-term growth of          Equity securities with the          MFS Investment
                        capital.                     potential for long-term growth of   Management
                                                     capital.



Mid-Cap Growth          Long-term growth of          Equity securities of medium-sized   MFS Investment
                        capital.                     companies believed to have above-   Management
                                                     average growth potential.



Global Growth           Long-term growth of          Equity securities of any size       MFS Investment
                        capital.                     located within and outside of the   Management
                                                     U.S.



Equity Index            Investment results that      Equity securities of companies      Mercury Advisors
                        correspond to the total      that are included in the Standard
                        return of common stocks      & Poor's 500 Composite Stock Price
                        publicly traded in the U.S.  Index.



Small-Cap Index         Investment results that      Equity securities of companies      Mercury Advisors
                        correspond to the total      that are included in the Russell
                        return of an index of small  2000 Small Stock Index.
                        capitalization companies.


REIT                    Current income and long-     Equity securities of U.S. and non-  Morgan Stanley
                        term capital appreciation.   U.S. companies principally engaged  Asset Management
                                                     in the U.S. real estate industry.



Inflation Managed       Maximize total return        Inflation-indexed bonds of varying  Pacific
 (formerly called       consistent with prudent      maturities issued by the U.S. and   Investment
 Government Securities) investment management.       non U.S. governments, their         Management
                                                     agencies and government sponsored   Company
                                                     enterprises, and corporations,
                                                     forward contracts and derivative
                                                     instruments relating to such
                                                     securities.

Managed Bond            Maximize total return        Medium and high-quality fixed       Pacific
                        consistent with prudent      income securities with varying      Investment
                        investment management.       terms to maturity.                  Management
                                                                                         Company


Money Market            Current income consistent    Highest quality money market        Pacific Life
                        with preservation of         instruments believed to have
                        capital.                     limited credit risk.



High Yield Bond         High level of current        Fixed income securities with lower  Pacific Life
                        income.                      and medium-quality credit ratings
                                                     and intermediate to long terms to
                                                     maturity.



Large-Cap Value         Long-term growth of          Equity securities of large U.S.     Salomon Brothers
                        capital. Current income is   companies.                          Asset Management
                        of secondary importance.                                         Inc

The Investment Adviser

We are the investment adviser for the Fund. We and the Fund have retained other portfolio managers, supervised by us, for 29 of the Portfolios.

Variable Investment Option Performance

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although each Subaccount was established January 2, 1996 or thereafter and has no historical performance prior to that date, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes and/or other taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium and/or other taxes; data that do not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500), and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our financial strength that are produced by rating agencies and organizations.

Your Fixed Option, DCA Plus Fixed Option and GIOs

The Fixed Option, the DCA Plus Fixed Option and the GIOs each offer you a guaranteed minimum interest rate on the amounts you allocate to these Options. Amounts you allocate to these Options, and your earnings credited are held in our General Account. Subject to state availability, the GIOs are available in three-, six-, and ten-year terms. If you annuitize, transfer or withdraw amounts allocated to a GIO before its Guarantee Term has expired, these amounts are adjusted by the MVA. For more detailed information about these Options, see THE GENERAL ACCOUNT and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

                            PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060. If your application and payment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Investment for more than five Business Days without your permission.

You may also purchase a Contract by exchanging your existing Contract. You must submit all contracts to be exchanged when you submit your application. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint and Contingent Owners, for which a Contract will be issued is 85. The Contract Owner's age is calculated as of his or her age last birthday. If the sole Contract Owner or sole Annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any Investments we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

Purchasing the Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR)
(Optional)

If you purchase the Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR) (subject to state availability) at the time your application is completed, we charge an annual Enhanced Death Benefit Charge on each Contract Anniversary prior to the Annuity Date that the EGMDBR remains in effect. The Charge will be equal to the pertinent percentage, as described below, multiplied by the Contract Value on the day the charge is deducted. The Charge percentage is equal to 0.10% if the youngest Annuitant's age is 65 or younger on the Contract Date and 0.30% if the youngest Annuitant's age is 66 through 75 on the Contract Date. We deduct this Charge from your Contract Value allocated to your Investment Options on a pro-rata basis. However, any portion of the Charge we deduct from the Fixed Option, the DCA Plus Fixed Option, and the GIOs will not be greater than the interest credited to each of these Options, respectively, in excess of the annual rate of 3%. If you make a full withdrawal of your Net Contract Value during a Contract Year, we will deduct the entire Charge for that Contract Year from the final payment made to you.

The EGMDBR may only be purchased on the Contract Date and will remain in effect until the earlier of (a) the full withdrawal of the amount available for withdrawal under the Contract, (b) a death benefit becomes payable under the Contract, (c) any termination of the Contract in accordance with the provisions of the Contract, or (d) the Annuity Date. The EGMDBR may not otherwise be cancelled. The EGMDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date.

Purchasing the Earnings Enhancement Guarantee (EEG) Rider (Optional)

You may purchase the EEG Rider on the Contract Date or on the first Contract Anniversary. For Contracts issued prior to May 1, 2001, you may purchase the EEG Rider on any Contract Anniversary through December 31, 2002. If you buy the EEG Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the EEG Rider to coincide with that Contract Date or Contract Anniversary. The Earnings Enhancement Guarantee (EEG) Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider in your Contract's Rider.

You may purchase the EEG Rider only if the age of each Annuitant is 75 years or younger on the date of purchase. The date of purchase is the Effective Date of the Rider as shown in your Contract. Once purchased, the Rider will remain in effect until the earlier of:

  .the date a full withdrawal of the amount available for withdrawal is made under the Contract;

  .the date a death benefit becomes payable under the Contract;

  .the date the Contract is terminated in accordance with the provisions of the Contract; or

  .the Annuity Date.

The EEG Rider may not otherwise be cancelled.

Purchasing the Guaranteed Income Advantage (GIA) Rider (Optional)

Subject to state availability, you may purchase the GIA Rider on the Contract Date or on any Contract Anniversary. You may purchase the GIA Rider only if the age of each Annuitant is 80 years or younger on the date the GIA Rider is purchased. The GIA Rider will remain in effect until the earlier of:

  .a full withdrawal of the amount available for withdrawal under the Contract;

  .a death benefit becomes payable under the Contract;

  .any termination of the Contract in accordance with the terms of the Contract;

  .the Annuity Date; or

  .termination of the GIA Rider.

You may terminate the GIA Rider on the fifth Contract Anniversary or on any later Contract Anniversary.

If you buy the GIA Rider within 30 days after the Contract Date or Contract Anniversary, we will make the effective date of the GIA Rider to coincide with that Contract Date or Contract Anniversary.

Making Your Investments ("Purchase Payments")

Making Your Initial Investment

Your initial Investment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan (PAC), which allows you to pay in equal monthly installments over one year (at least $400 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form. We also call each Investment you make a Purchase Payment.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investments over $1,000,000.

Making Additional Investments

You may choose to invest additional amounts in your Contract at any time. Each additional investment must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. See APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Forms of Investment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. You may also make additional PAC Investments via electronic funds transfer. All checks must be drawn on U.S. funds. If you make Investments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during your Free Look period may be delayed until your check has cleared.

                    HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among 31 of the Subaccounts, the GIOs, the Fixed Option and, if available in your state of issue, if you elect DCA Plus, the DCA Plus Fixed Option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS--Right to Cancel ("Free Look") section in this Prospectus. We reserve the right, in the future, to require that your allocation to any particular Investment Option meet a certain minimum amount. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial Investment is received from multiple sources, we will consider them all your initial Investment.

Investing in Variable Investment Options

Each time you allocate your investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the "Unit Value" of one Unit of that Subaccount.

  Example: You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Government Securities Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your investment allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day. The SAI contains a detailed discussion of these calculations.

When Your Investment is Effective

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Investment is ordinarily effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Investment in proper form. See ADDITIONAL INFORMATION--Inquiries and Submitting Forms and Requests section in this Prospectus.

Transfers

Once your Investments are allocated to the Investment Options you selected, you may transfer your Contract Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. However, as of May 1, 2001 and continuing through December 31, 2001, you may not make more than 15 transfers; and beginning January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year.


For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

Certain restrictions apply to the Fixed Option, the DCA Fixed Option and GIOs. See THE GENERAL ACCOUNT--Withdrawals and Transfers section in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made.

If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions. We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, and to suspend transfers. We also reserve the right to reject any transfer request.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract's performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve-month period. See THE GENERAL ACCOUNT--Withdrawals and Transfers section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.



Automatic Transfer Options

We offer four automatic transfer options: DCA Plus, dollar cost averaging, portfolio rebalancing and earnings sweep. There is no charge for these options, and transfers under these automatic transfer options are not counted towards your total transfers in a Contract Year.

DCA Plus

DCA Plus provides a way for you to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) over a period of up to one year. This allows you to average the Unit Values of the Variable Investment Option(s) over time, and may permit a "smoothing" of abrupt peaks and drops in Unit Values.

Prior to the Annuity Date, you may allocate all or a portion of your Investment(s) to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. You may not transfer any amounts to the DCA Plus Fixed Option from any other Investment Option. All Investments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The day that the first Investment allocation is made to the DCA Plus Fixed Option will begin a Guaranteed Term of 6 months and a period of 6 monthly transfers. On the same day of each month thereafter, we will transfer to the Variable Investment Options you selected an amount equal to your DCA Plus Fixed Option Value on that day divided by the remaining number of monthly transfers in the Guaranteed Term.

  Example: On May 1, you submit a $10,000 Investment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00%. On June 1, the value of the DCA Plus Fixed Option is $10,041.52. On June 1, a transfer equal to $1,673.59 ($10,041.52/6) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is therefore $8,367.93.

  On July 1, your DCA Plus Fixed Option Value has now increased to $8,401.56. We will transfer $1,680.31 ($8,401.56/5) to the Variable Investment Options, leaving a remaining value of $6,721.25 in the DCA Plus Fixed Option.

During the Guarantee Term, you may allocate all or a part of additional Investments to the DCA Plus Fixed Option, provided such allocations are at least $250. Each such allocation will be transferred to the Variable Investment Options you selected over the remaining Guarantee Term. Transfers will be made proportionately from the DCA Plus Fixed Option Value attributed to each Purchase Payment allocation.

  Example: (Using the previous example): On July 15, you allocate an additional $5,000 to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $11,758.30. An amount equal to $2,939.58 ($11,758.30/4) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $8,818.73.

The minimum amount for the DCA Plus monthly transfer is $250. If a monthly DCA Plus transfer amount is less than $250, we may transfer your entire DCA Plus Fixed Option Value to the Variable Investment Options according to your most recent DCA Plus transfer instructions and automatically terminate your DCA Plus. DCA Plus transfers must be made on a monthly basis to the Variable Investment Options; you may not choose to transfer other than monthly nor may you transfer to either the Fixed Option or any of the GIOs under DCA Plus.

Unless otherwise instructed, any additional Investment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent Investment allocation instructions. If we receive any additional Investments after your DCA Plus ends and you have not changed your Investment allocation instructions, the portion of additional Investments that you had instructed us to allocate to the DCA Plus Fixed Option under DCA Plus will be allocated to the Variable Investment Options in the same proportion you had elected under DCA Plus.

When your DCA Plus program ends you may request, in a form satisfactory to us, to establish a new DCA Plus program subject to our minimum allocation requirements.

Your DCA Plus program automatically ends at the end of your DCA Plus Guarantee Term. If we do not receive completed DCA Plus transfer instructions in proper order by the time your first DCA Plus transfer is due, your DCA Plus will be automatically terminated at the time and your DCA Plus Fixed Account Value will be transferred to the Fixed Option at the Fixed Option's then current Guaranteed Interest Rate, unless you provide us with other transfer instructions. You may request, in a form satisfactory to us, termination of your DCA Plus program at any time. Upon our receipt of such request, or when death benefit proceeds become payable, any remaining balance in your DCA Plus Fixed Option will be transferred to the Fixed Option at the Fixed Option's then current Guaranteed Interest Rate, unless you instruct us to transfer such amounts to other Investment Options. On your Annuity Date any net amount converted to an annuity from your DCA Plus Fixed Option will be applied to a fixed annuity and will be held in our General Account, unless you instruct us otherwise.

You may have only one DCA Plus program in effect at any given time. DCA Plus may not be used concurrently with our dollar cost averaging program. Further, the DCA Plus Fixed Option is not available for use with any of our other systematic transfer programs; i.e., dollar cost averaging, portfolio rebalancing or earnings sweep.

We reserve the right to change the terms and conditions of DCA Plus, but not a DCA Plus program you already have in effect.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular Investments instead of in a single Investment. This allows you to average the securities' prices over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Variable Investment Option with an Account Value of at least $5,000 to one or more other Variable Investment Options. Each transfer must be for at least $250. The DCA Plus Fixed Option and GIOs are not available for dollar cost averaging. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option, DCA Plus Fixed Option and GIOs are not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                          CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge; this charge may apply to amounts you withdraw under your Contract, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on (i) amounts annuitized after the first Contract Year, (ii) payments of death benefits, (iii) subject to state variations, withdrawals by Contract Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or, (iv) subject to medical evidence satisfactory to us, after the first Contract Anniversary, full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less. See the APPENDIX A: STATE LAW VARIATIONS section in this Prospectus.

Free Withdrawals

We will not impose a withdrawal charge on withdrawals of your Earnings, or on withdrawals of amounts held under your Contract for at least six Contract Years. In addition, during each Contract Year we will not impose a withdrawal charge on your withdrawal of up to 10% of your remaining Purchase Payments at the beginning of the Contract Year that would otherwise be subject to the withdrawal charge plus up to 10% of any additional Purchase Payments received during the Contract Year. Our calculations of the withdrawal charge deduct this "free 10%" from your "oldest" Purchase Payment that is still otherwise subject to the charge.

  Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year
  2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300 (all attributable to Purchase Payments). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

How the Charge is Determined

The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since that payment was effective. A Purchase Payment is "one year old" or has an "age of one" from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an "age of two", and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the "age" of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

                        "Age" of Payment                  Withdrawal
                            in Years                        Charge
                        ----------------                  ----------
           1............................................      7%
           2............................................      7%
           3............................................      6%
           4............................................      5%
           5............................................      3%
           6............................................      1%
           7 or more....................................      0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the "oldest" Purchase Payment withdrawn first. The withdrawal charge will be deducted proportionally among all Investment Options from which the withdrawal occurs. Any applicable Annual Fee will be deducted after the withdrawal charge is calculated. In addition, amounts you withdraw from your GIO(s) will be subject to the MVA. See THE GENERAL ACCOUNT--Withdrawals and Transfers.

We pay sales commissions and other expenses associated with promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge. Broker-dealers may receive aggregate commissions of up to 8.00% of your aggregate Purchase Payments.

Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED--Transfers section in this Prospectus. However, amounts transferred from a GIO before its Guarantee Term has expired are subject to the MVA. See THE GENERAL ACCOUNT--Withdrawals and Transfers and GIOs sections in this Prospectus.

Premium Taxes

Depending on your state of residence (among other factors), a tax may be imposed on your Investments at the time your Investment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Investments ("premium taxes"), we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred.
For these purposes, "premium taxes" include any state or local premium taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of payments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Investments. Currently, we do not impose any such charges.

Annual Fee

We will charge you an Annual Fee of $40 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value, if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

Waivers and Reduced Charges

We may agree to reduce or waive the withdrawal charge or the Annual Fee, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person's Contract when we apply the Investments. We may also agree to waive minimum Investment requirements for Eligible Persons.

We will only reduce or waive withdrawal or other charges, reduce or waive minimums, or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

If you are an Eligible Person, you will not keep any amounts credited if you return your Contract during the Free Look period as described under the WITHDRAWALS--Right to Cancel ("Free Look") section in this Prospectus.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate of 1.25% of each Subaccount's assets; this charge may not be increased for the duration of your Contract.

The Risk Charge will stop at annuitization if you select a fixed annuity. The Risk Charge will continue after annuitization if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate of 0.15% of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after annuitization if you choose any variable annuity.

Annual Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR) Charge (Optional Rider)

If you purchase the Enhanced Guaranteed Minimum Death Benefit Rider, we charge an annual Enhanced Death Benefit Charge which is described under PURCHASING YOUR CONTRACT--Purchasing the Enhanced Guaranteed Minimum Death Benefit Rider (Optional) section in this Prospectus.

Annual Earnings Enhancement Guarantee (EEG) Charge (Optional Rider)

If you purchase the EEG Rider, we deduct annually an Earnings Enhancement Guarantee Charge ("EEG Charge") for expenses related to the EEG Rider. The EEG Charge is also called the GEE Charge in the Contract's Rider. The EEG Charge is equal to 0.25% multiplied by your Contract Value on the date the Charge is deducted. The Earning Enhancement Guarantee Charge is also called the Guaranteed Earnings Enhancement (GEE) Charge in your Contract's Rider.

We will deduct the EEG Charge from your Investment Options on a proportionate basis on each Contract Anniversary following the date you purchase the Rider, if the EEG Rider is in effect.

Any portion of the EEG Charge we deduct from a Fixed Option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire EEG Charge for that Contract Year from the final payment made to you.

Annual Guaranteed Income Advantage (GIA) Charge (Optional Rider)

If you purchase the GIA Rider, we deduct annually a Guaranteed Income Advantage Charge ("GIA Charge") for expenses related to the GIA Rider. The GIA Charge is equal to 0.30% multiplied by your Contract Value on the date the Charge is deducted.

We will deduct the GIA Charge from your Investment Options on a proportionate basis:

  . on each Contract Anniversary the GIA Rider remains in effect;

  . on the Annuity Date, if the GIA Rider is still in effect;

  . when the GIA Rider is terminated.

Any portion of the GIA Charge we deduct from the Fixed Option, the DCA Plus Fixed Option and the Guaranteed Interest Options ("GIOs") will not be greater than the annual interest credited in excess of 3%. If you terminate the GIA Rider, we will charge your Contract for the annual GIA Charge on the effective date of termination. If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the entire GIA Charge for the Contract Year in which you make the full withdrawal from the final payment made to you.

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund's fees and expenses are described in detail in the Fund's Prospectus and in its SAI.

                     RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you must choose a sole Annuitant or two Joint Annuitants. We will send the annuity payments to the payee that you designate. If you are buying a Qualified Contract, you must be the sole Annuitant; if you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant; more information on these options is provided in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued; however, if you are buying a Qualified Contract, you may add a Joint Annuitant at the time of annuitization. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (primary, joint or contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

You may choose both your Annuity Date (or "Annuity Start Date") and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable MVAs, and any applicable charge for premium taxes and/or other taxes, (the "Conversion Amount"), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any applicable MVA, any Annual Fee, any Enhanced Death Benefit Charge, and any GIA Charge. This option may or may not be available, or may be available only for certain types of contracts. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

Choosing Your Annuity Date ("Annuity Start Date")

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your old Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date: If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday however, to meet IRS minimum distribution rules your required minimum distribution date may be earlier than your Annuity Date; if you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 95th birthday; if you have Joint Annuitants and a Qualified Contract, your Annuity Date cannot be later than your own 95th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See FEDERAL TAX STATUS section in this Prospectus.

You should carefully review the Annuity Options with your financial tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments, required minimum distributions, and other matters. For instance, under requirements for retirement plans that qualify under Section 401 or 408 of the Code, required minimum distributions, or annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2.

For retirement plans that qualify under section 401 or 408 of the Code, distributions must begin no later than the Required Minimum Date of the April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. These distributions are subject to the "minimum distribution and incidental death benefit", "MDIB", rules of Code Section 401(a)(9) and the Regulations thereunder, and shall comply with such rules. Accordingly:

(a) The entire interest under the Contract shall be distributed to the Owner/Annuitant:

  (i) Not later than the April 1st next following the close of the calendar year in which the Owner/Annuitant attains age 70 1/2, or

  (ii) Commencing not later than the Required Beginning Date, over the Owner/Annuitant's life or the lives of the Owner/Annuitant and his or her Beneficiary.

(b) For purposes of calculating life expectancy for retirement plans under Code
    Section 401 or 408, life expectancy is computed by use of the expected return multiples V and VI of Regulation Section 1.72-9. Unless otherwise elected by the Owner by the Required Beginning Date, life expectancy for the Owner shall be recalculated annually, but shall not be recalculated annually for any spouse Beneficiary. Any election by the Owner/Annuitant to recalculate (or not) the life expectancy of the Owner/Annuitant or of the spouse Beneficiary shall be irrevocable and shall apply to all subsequent years. The life expectancy of a non-spouse Beneficiary may not be recalculated. Instead, where the life expectancy of a Beneficiary (or Owner/Annuitant) is not recalculated annually, such a life expectancy shall be calculated using the attained age of such Beneficiary (or Owner/Annuitant) during the calendar year in which the Owner attains 70 1/2, and payments for subsequent years shall be calculated based on such life expectancy reduced by one year for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

(c) The method of distribution selected also shall comply with the MDIB rule of Code Section 401(a)(9), and proposed Regulation Section 1.401(a)(9)-2.

On January 11, 2001 the Internal Revenue Service (IRS) issued Revised Proposed Regulations that simplify the existing Required Minimum Distribution rules. Under the Revised Proposed Regulations, effective January 1, 2002, the IRS is mandating that all IRA holders (with one exception) use a Uniform Distribution Table to calculate their Required Minimum Distributions. Clients will no longer need to make elections at age 70 1/2.

The Uniform Distribution Table is based on a joint life expectancy and uses the IRA owner's actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these proposed regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.

The exception is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse's actual age (and life expectancy) will be used in the joint life calculation.

For calendar year 2001, taxpayers may rely on either the Revised Proposed Regulations or the existing (1987 proposed) regulations. If any future guidance from the IRS is more restrictive than the guidance in these Revised Proposed Regulations, the future guidance will be issued without retroactive effect.

However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire. If a plan is qualified under Section 408A of the Code, no minimum distributions are required at any time.

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2 and 4 (a) generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and (b) must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Option 3, if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

Subject to legislation, if you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you call your tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant's 95th birthday or your younger Joint Annuitant's 95th birthday, whichever applies; however some states' laws may require a different Annuity Date. Certain Qualified Plans may require distribution to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any applicable MVA, and/or charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option, DCA Plus Fixed Option Value and GIO Value will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant.

Choosing Your Annuity Option

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount, subject to state availability. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after annuitization.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under the Fixed Option, DCA Plus Fixed Option or GIOs).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

  1. Life Only. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies). Payments stop when the Annuitant dies.

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  2. Life with Period Certain. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies), with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments, if living; otherwise the Owner, if living; otherwise the Owner's estate.

  3. Joint and Survivor Life. Periodic payments are made during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are made to the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

  4. Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments, if living; otherwise the Owner, if living; otherwise the Owner's estate.

If the Owner dies, after the Annuity Date, the Owner's rights are assumed by the Joint or Contingent Owner, if living; if not to the Beneficiary, if living; if not to the Contingent Beneficiary, if living; if not to the Owner's estate.

For Contracts issued in connection with a Qualified Plan, please refer to the section in this Prospectus under Choosing Your Annuity Date ("Annuity Start Date"). If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employment Retirement Income Security Act of 1974 ("ERISA"), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Guaranteed Income Advantage Annuity Option

If you purchase the GIA Rider (subject to state availability), you may choose any of the Annuity Options described above, or you may choose the Guaranteed Income Advantage Annuity Option if 10 years have passed since the GIA Rider was purchased and the GIA Rider is still in effect. You must choose fixed annuity payments under this Guaranteed Income Advantage Annuity Option.

The guaranteed income purchased per $1,000 of the net amount applied to the annuity payments will be based on an annual interest rate of 2.5% and the 1983a Annuity Mortality Table with the age set back 10 years. The net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option will be based on the higher of the Guaranteed Income Base or the Enhanced Income Base, which are described below.

1. Guaranteed Income Base--If you purchase the GIA Rider on the Contract Date, the Guaranteed Income Base is equal to the Purchase Payments less an adjustment for each withdrawal, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to a withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges and MVAs, to the Contract Value immediately prior to withdrawal.

   If you purchase the GIA Rider on a Contract Anniversary after the Contract Date, the Guaranteed Income Base is equal to the Contract Value on the date the GIA Rider is purchased, plus all Purchase Payments made after the GIA Rider is purchased, less an adjustment for each withdrawal occurring after the GIA was elected, increased at a 5% effective annual rate of interest. We calculate the adjustment for each withdrawal by multiplying the Guaranteed Income Base prior to the withdrawal by the ratio of the amount of the withdrawal, including applicable withdrawal charges and MVAs to the Contract Value immediately prior to the withdrawal.

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  The effective annual rate of interest will take into account the timing of when each Purchase Payment and withdrawal occurred. We accomplish this by applying a daily factor of 1.000133681 to each day's Guaranteed Income Base balance. The 5% effective annual rate of interest will stop accruing as of the earlier of:

  . the Contract Anniversary following the date the youngest Annuitant reaches his or her 80th birthday;

  . a full withdrawal of the amount available for withdrawal under the Contract;

  . a death benefit becomes payable under the Contract;

  . any termination of the Contract in accordance with the provisions of the Contract;

  . the Annuity Date; or

  . termination of the GIA Rider.

On the Annuity Date, the net amount we apply to the annuity payments will be the Guaranteed Income Base reduced by any remaining withdrawal charges associated with additional Purchase Payments added to the Contract, any MVAs, any applicable state premium tax, and any outstanding Contract Debt.

2. Enhanced Income Base--The Enhanced Income Base is equal to your Net Contract Value on the Annuity Date plus an additional 15% of the amount equal to:

  . the Net Contract Value on the Annuity Date;

  . less the sum of all Purchase Payments applied to the Contract in the 12 months prior to the Annuity Date.

  On the Annuity Date, the net amount we apply to the annuity payments will be the Enhanced Income Base reduced by any withdrawal charges, MVAs, and any applicable state premium tax.

The structure of the annuity payments that may be elected under the Guaranteed Income Advantage Annuity Option are:

  . 15 years or More Period Certain;

  . Life;

  . Joint and Survivor Life;

  . Life with 10 Years or More Period Certain.

If you elect the Guaranteed Income Advantage ("GIA") Annuity Option, the waiver of withdrawal charges as described in the Contract will not apply. We will reduce the net amount applied to the annuity payments under the Guaranteed Income Advantage Annuity Option by any remaining withdrawal charges. The rider contains annuity tables for each GIA Annuity Option available.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Your Annuity Payments

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be

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larger in the case of shorter Period Certain annuities and smaller for longer
Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in our table. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT section.

Death Benefits

Death benefit proceeds may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. The amount of the death benefit will be paid according to the Death Benefit Proceeds section below.

The "Notice Date" is the day on which we receive proof (in proper form) of death and instructions regarding payment of death benefit proceeds.

Death Benefit Proceeds

The proceeds of any death benefit payable will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death proceeds. Such proceeds will equal the amount of the death benefit reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an annuity, or in accordance with IRS regulations (see Death of Owner Distribution Rules). Any such annuity is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Death of Owner Distribution Rules

If a Contract Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under this Contract must begin distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

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If the Contract Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate. If the Owner was an Annuitant, the designated recipient is the Joint Owner, if living; if not the Beneficiary, if living; if not, the Contingent Beneficiary, if living; if not, the Owner's estate.

Spousal Continuation

A sole designated recipient who is the Owner's spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Date. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, Pacific Life will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit ("Add-In Amount"). Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient but not the Owner's spouse may not continue the Contract.

If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be (a) the Contract Value if the non-individual Owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or (b) the Contract Value less any Annual Fee, any Enhanced Death Benefit Charge, and any withdrawal transaction fee, any charges for withdrawals, and/or premium taxes, if the non-individual Owner elects a cash distribution. The amount of the death benefit will be determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes, including the requirement that, if the owner dies before the Annuity Date, any death benefit proceeds under the Contract shall be distributed within five years of the Owner's death (or such other period that we offer and that is permitted under the Code or such shorter period as we may require).

Qualified Plan Death of Annuitant Distribution Rules

Under Internal Revenue Service regulations, if the Contract is owned under a Qualified Plan as defined in Section 401, 403, 408, 408A, or 457 of the Code and the Annuitant dies before the commencement of distributions, the payment of any death benefit must be made to the designated recipient no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant's death falls. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive the Annuitant's interest in the Contract in equal or substantially equal installments over a period not exceeding the lifetime or life expectancy of the designated recipient. If the designated recipient elects the installment payment option, the Internal Revenue Service regulations provide that payments must begin no later than December 31 of the calendar year which follows the calendar year in which the Annuitant died. However, (except in the case of a Roth IRA) if the designated recipient is the spouse of the Annuitant at the time of the Annuitant's death ("surviving spouse"), then, under the regulations, payments under the installment payment option must begin no later than December 31 of the calendar year in which the Annuitant would have reached age 70 1/2.

Under our administrative procedures, payments must commence no later than the first anniversary of the death of the Annuitant; however, if the designated recipient is the surviving spouse and if the surviving spouse elects to defer the commencement of installment payments beyond the first anniversary of the Annuitant's death, the surviving spouse will be deemed to continue the contract as the sole Annuitant and will not be entitled to death benefit proceeds as a result of the death of the Annuitant; instead the Guaranteed Minimum Death Benefit

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Amount (defined below) and payment of any death benefit proceeds will be determined upon our receipt of proof of death and instructions regarding payment of the surviving spouse as sole Annuitant. Further, under our administrative procedures, if the installment payment (annuity) option election is not received by us in good order within 60 days of (or shorter period as we permit) our receipt of proof in proper form of the Annuitant's death or, if earlier, before the sixtieth day preceding (1) the first anniversary of the Annuitant's death or (2) the date on which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of distributions but before the Annuitant's entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant's death.

Death Benefit Amounts

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of (a) your Contract Value as of that day, or (b) your aggregate Purchase Payments, reduced by any applicable charges, and/or MVAs and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of each withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal. We calculate the Death Benefit Amount as of the Notice Date.

The Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows: First, we calculate what the Death Benefit Amount would have been as of your sixth Contract Anniversary and each Subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 76th birthday (each of these Contract Anniversaries is a "Milestone Date"). Subject to approval of insurance authorities in your state of issue, if your Contract is issued before the Annuitant's 75th birthday, we will calculate what the Death Benefit Amount would have been as of the Contract Anniversary immediately following the Annuitant's 75th birthday while the Annuitant is living (also a Milestone Date) even if such Milestone Date occurs before your sixth Contract Anniversary. This added feature will benefit Contracts where the Annuitant is from age 69 through 74 at the time the Contract is issued.

We then adjust the Death Benefit Amount for each Milestone Date by: (i) adding the aggregate amount of any Purchase Payments received by us since the Milestone Date; and (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount. Calculations of any Guaranteed Minimum Death Benefit are only made once death benefit proceeds become payable under your Contract.

Optional Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR)

If at the time your application is completed, you purchase the EGMDBR (subject to state availability), the Death Benefit Amounts stated above are replaced with the following:

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of (a) your Contract Value as of that day, or (b) your aggregate Purchase Payments less an adjusted amount for each withdrawal, including withdrawal charges and MVAs, increased at an effective annual rate of 6% (and subject to a maximum of two times the difference between the aggregate Purchase Payments and withdrawals, including withdrawal charges and MVAs). The 6% effective annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of
1.000159654 to each day's balance. The 6% effective annual rate of growth will stop accruing as of the earlier of: (i) the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday; (ii) the date of death of the sole Annuitant; or (iii) the Annuity Date.

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To determine the adjusted amount for each withdrawal:

  (i) we divide the amount of each withdrawal, including withdrawal charges and MVAs, by your contract value immediately before that withdrawal; and


  (ii) we then multiply the result by your Death Benefit Amount (as described in Section b) above), immediately before that withdrawal.

The Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, and is determined as follows:

First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant's 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract Anniversary following the Annuitant's 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a "Milestone Date." We then adjust the Death Benefit Amount for each Milestone Date by: (i) adding the aggregate amount of any Purchase Payments received by us since that Milestone Date; and (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by Multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge and MVA, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts as of the Notice Date is your Guaranteed Minimum Death Benefit if the EGMDBR is purchased. Calculations of any Guaranteed Minimum Death Benefit are made only once death benefit proceeds become payable under your Contract.

Optional Earnings Enhancement Guarantee (EEG) Rider

If you purchase the EEG Rider, (subject to state availability), an Earnings Enhancement Guarantee amount ("EEG Amount"), is added to the death benefit proceeds when such proceeds become payable as a result of the Annuitant's Death or first death of an Owner who is also an Annuitant. The EEG Rider is also called the Guaranteed Earnings Enhancement (GEE) Rider and the Earnings Enhancement Guarantee Amount is called the GEE Amount in the Contract's Rider.


The EEG amount is calculated as follows:

If the age of the oldest Annuitant was age 69 or younger on the Effective Date of the Rider, the EEG Amount is equal to the lesser of (a) or (b) below:

  (a) 40% of Earnings; or

  (b) 40% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.


If the age of the oldest Annuitant was age 70 to 75 on the Effective Date of the Rider, the EEG Amount is equal to the lesser of (a) or (b) below:

  (a) 25% of Earnings; or

  (b) 25% of Remaining Purchase Payments, excluding any Purchase Payments made in the 12 months prior to the date of death, adjusted for withdrawals.


For purposes of calculating the EEG Amount, Earnings are equal to the Contract Value as of the date of death minus Remaining Purchase Payments. Remaining Purchase Payments is defined as (a) or (b) below:

  (a) If the Rider is effective on the Contract Date, Remaining Purchase Payments are equal to:

    (i) the Initial Purchase Payments; plus

    (ii) any additional Purchase Payments added; minus

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    (iii) the amount that each withdrawal exceeds the amount of Earnings in the Contract immediately prior to such withdrawal. Withdrawals are assumed to be taken from Earnings first, then from Purchase Payments in the order they were received.

  (b) If the Rider is effective after the Contract Date, Remaining Purchase Payments are equal to:

    (i) the Contract Value on the Effective Date; plus

    (ii) any additional Purchase Payments added since the Effective Date of the Rider; minus

    (iii) the amount that each withdrawal taken after the Effective Date of the Rider exceeds the amount of Earnings in the Contract accumulated since that date. Withdrawals are assumed to be taken first from Earnings accumulated since the Effective Date of the Rider, then from Purchase Payments in the order that they were received.

If the Surviving Spouse of the deceased Owner continues the Contract in accordance with its terms and conditions, then all provisions of the Rider for the Surviving Spouse will be based on the age of the Surviving Spouse on the date of death of the deceased Owner. If the Surviving Spouse is over age 75 on the date of death, the Rider will not be continued for such Surviving Spouse and the benefits and charges provided by the Rider will no longer be applied.

The Amount of the Death Benefit: Death of Annuitant

Upon the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant prior to the Annuity Date, the death benefit will be equal to the greater of (a) or (b) below:

    (a) the Death Benefit Amount as of the Notice Date; or if applicable

    (b) the "Guaranteed Minimum Death Benefit Amount" as of the Notice Date, if greater.

The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit proceeds are not yet payable. If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds are payable to the Owner, if living; if not, to the Beneficiary, if living; if not to the Contingent Beneficiary, if living; if not, to the Owner's estate.

If the owner is not the Annuitant and they die simultaneously, the death benefit will be calculated under the Death of Annuitant provisions and death benefit proceeds will be paid to the Joint Owner if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living, if not, to the Owner's estate. See THE GENERAL ACCOUNT--Withdrawals and Transfers section in this Prospectus.

If a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the greater of (a) your Death Benefit Amount as of the Notice Date, or (b) the "Guaranteed Minimum Death Benefit Amount" as of the Notice Date, and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the Beneficiary if living; if not, to the Owner's estate. Joint and/or Contingent Owners and/or Annuitants will not be considered in determining the recipient of death benefit proceeds.

If both you and the Annuitant(s) are non-individual persons, no death benefit will be payable, and any distribution will be treated as a withdrawal and subject to any applicable annual fee, withdrawal fee, withdrawal charge, charge for premium taxes and MVAs.

                                  WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than any minimum Account Value we may require in the future, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See GENERAL ACCOUNT--Withdrawals and Transfers, and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, any Enhanced Death Benefit Charge, any withdrawal charge, any withdrawal transaction fee, and any charge for premium taxes and/or other taxes, and after application of the MVA, if appropriate. The amount we send to you (your "withdrawal proceeds") will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT--Withdrawals and Transfers sections in this Prospectus.

You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Investments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a 10% penalty tax if you have not reached age 59 1/2. The GIOs are not available for pre-authorized withdrawals. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT--Withdrawals and Transfers sections in this Prospectus. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a "lost Contract affidavit."

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your
(a) separation from service, (b) death, (c) disability as defined in Section 72(m)(7) of the Code, (d) reaching age 59 1/2, or (e) hardship as defined for purposes of Section 401(k) of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a 10% penalty tax if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS section in this Prospectus. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Investments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until your check clears.

Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX STATUS section in this Prospectus.

Right to Cancel ("Free Look")

You may return your Contract for cancellation and a full refund during your Free Look period. Your Free Look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund of your Contract Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract charges to pay for premium taxes and/or other taxes. Thus, an Owner who returns a Contract within the Free Look period bears only the investment risk on amounts attributable to Purchase Payments. If we credit additional amounts to your Contract as described in CHARGES, FEES, AND DEDUCTIONS--Waivers and Reduced Charges section in this Prospectus, if you return your Contract during the Free Look period you will not receive any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). You will receive any Contract fees and charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts.

There are some states that require us to return a different amount if you are replacing another annuity contract or life insurance policy. For any contract issued as an IRA returned within 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made).

You'll find a complete description of the Free Look Period and amount to be refunded that applies to your Contract on the Contract's cover page, or on a notice that accompanies your Contract.

                     PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations, and investment advisory services. At the end of 2000, we had over $124.7 billion of individual life insurance in force and total admitted assets of $51.7 billion. We are ranked the 14th largest life insurance carrier in the U.S. in terms of 2000 admitted assets.

The Pacific Life family of companies has total assets and funds under management of $335.9 billion. We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD) serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of ours and PSD in the sale of the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets. The SAI presents more details about these ratings.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"), as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

                              FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

The information in the table for the period ended December 31, 2000 is included in the financial statements of Separate Account A which have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2000.

                                                            2000       1999       1998      1997     1996
-----------------------------------------------------------------------------------------------------------
Aggressive Equity
Subaccount Unit Value at beginning of period                 $15.31     $12.19     $10.92    $10.67  $10.00
Subaccount Unit Value as of December 31                      $11.92     $15.31     $12.19    $10.92  $10.67
Number of Subaccount Units outstanding at end of period  12,691,264 11,134,505  5,808,703 1,711,363 387,987
-----------------------------------------------------------------------------------------------------------
Emerging Markets
Subaccount Unit Value at beginning of period                 $10.14      $6.70      $9.28     $9.57  $10.00
Subaccount Unit Value as of December 31                       $6.43     $10.14      $6.70     $9.28   $9.57
Number of Subaccount Units outstanding at end of period   8,225,853  6,758,343  3,975,851 1,342,086 240,607
-----------------------------------------------------------------------------------------------------------
Diversified Research/1/
Subaccount Unit Value at beginning of period                 $10.00        N/A        N/A       N/A     N/A
Subaccount Unit Value as of December 31                      $10.87        N/A        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period   4,671,588        N/A        N/A       N/A     N/A
-----------------------------------------------------------------------------------------------------------
Small-Cap Equity/2/
Subaccount Unit Value at beginning of period                 $23.01     $17.98        N/A       N/A     N/A
Subaccount Unit Value as of December 31                      $17.60     $23.01        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period   5,207,769    837,054        N/A       N/A     N/A
-----------------------------------------------------------------------------------------------------------
International Large-Cap/1/
Subaccount Unit Value at beginning of period                 $10.00        N/A        N/A       N/A     N/A
Subaccount Unit Value as of December 31                       $7.74        N/A        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period  16,119,405        N/A        N/A       N/A     N/A
-----------------------------------------------------------------------------------------------------------
Equity
Subaccount Unit Value at beginning of period                 $25.76     $18.85     $14.68    $12.59  $10.00
Subaccount Unit Value as of December 31                      $19.01     $25.76     $18.85    $14.68  $12.59
Number of Subaccount Units outstanding at end of period  17,310,865 13,292,054  6,695,038 1,983,738 453,223
-----------------------------------------------------------------------------------------------------------
I-Net Tollkeeper/3/
Subaccount Unit Value at beginning of period                 $10.00        N/A        N/A       N/A     N/A
Subaccount Unit Value as of December 31                       $6.72        N/A        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period   5,473,395        N/A        N/A       N/A     N/A
-----------------------------------------------------------------------------------------------------------
Multi-Strategy
Subaccount Unit Value at beginning of period                 $16.01     $15.17     $13.01    $11.03  $10.00
Subaccount Unit Value as of December 31                      $15.91     $16.01     $15.17    $13.01  $11.03
Number of Subaccount Units outstanding at end of period  12,843,499 12,744,327  8,073,603 1,830,504 294,936
-----------------------------------------------------------------------------------------------------------
Equity Income
Subaccount Unit Value at beginning of period                 $20.22     $18.10     $14.78    $11.66  $10.00
Subaccount Unit Value as of December 31                      $18.60     $20.22     $18.10    $14.78  $11.66
Number of Subaccount Units outstanding at end of period  32,058,370 26,156,874 14,764,834 4,189,318 743,123
-----------------------------------------------------------------------------------------------------------
Strategic Value/4/
Subaccount Unit Value at beginning of period                 $10.00        N/A        N/A       N/A     N/A
Subaccount Unit Value as of December 31                       $9.75        N/A        N/A       N/A     N/A
Number of Subaccount Units outstanding at end of period   1,347,212        N/A        N/A       N/A     N/A
-----------------------------------------------------------------------------------------------------------

                                                            2000       1999       1998      1997      1996
-------------------------------------------------------------------------------------------------------------
Growth LT
Subaccount Unit Value at beginning of period                 $38.74     $19.84     $12.71    $11.61    $10.00
Subaccount Unit Value as of December 31                      $29.92     $38.74     $19.84    $12.71    $11.61
Number of Subaccount Units outstanding at end of period  32,677,987 24,739,519 10,966,264 3,826,332   950,317
-------------------------------------------------------------------------------------------------------------
Focused 30/4/
Subaccount Unit Value at beginning of period                 $10.00        N/A        N/A       N/A       N/A
Subaccount Unit Value as of December 31                       $8.23        N/A        N/A       N/A       N/A
Number of Subaccount Units outstanding at end of period   1,969,500        N/A        N/A       N/A       N/A
-------------------------------------------------------------------------------------------------------------
Mid-Cap Value/5/
Subaccount Unit Value at beginning of period                 $10.38     $10.00        N/A       N/A       N/A
Subaccount Unit Value as of December 31                      $12.78     $10.38        N/A       N/A       N/A
Number of Subaccount Units outstanding at end of period  11,314,553  3,539,541        N/A       N/A       N/A
-------------------------------------------------------------------------------------------------------------
International Value
Subaccount Unit Value at beginning of period                 $16.10     $13.29     $12.76    $11.84    $10.00
Subaccount Unit Value as of December 31                      $14.06     $16.10     $13.29    $12.76    $11.84
Number of Subaccount Units outstanding at end of period  34,358,474 30,366,865 15,066,242 5,292,436 1,312,817
-------------------------------------------------------------------------------------------------------------
Equity Index
Subaccount Unit Value at beginning of period                 $23.64     $19.88     $15.69    $11.97    $10.00
Subaccount Unit Value as of December 31                      $21.14     $23.64     $19.88    $15.69    $11.97
Number of Subaccount Units outstanding at end of period  34,504,075 28,123,841 15,518,412 4,460,482   757,175
-------------------------------------------------------------------------------------------------------------
Small-Cap Index/5/
Subaccount Unit Value at beginning of period                 $11.77     $10.00        N/A       N/A       N/A
Subaccount Unit Value as of December 31                      $11.19     $11.77        N/A       N/A       N/A
Number of Subaccount Units outstanding at end of period   5,321,131  3,538,845        N/A       N/A       N/A
-------------------------------------------------------------------------------------------------------------
REIT/5/
Subaccount Unit Value at beginning of period                  $9.86     $10.00        N/A       N/A       N/A
Subaccount Unit Value as of December 31                      $12.91      $9.86        N/A       N/A       N/A
Number of Subaccount Units outstanding at end of period   4,442,265  1,859,366        N/A       N/A       N/A
-------------------------------------------------------------------------------------------------------------
Inflation Managed (formerly called Government Securities)
Subaccount Unit Value at beginning of period                 $11.41     $11.80     $10.95    $10.14    $10.00
Subaccount Unit Value as of December 31                      $12.58     $11.41     $11.80    $10.95    $10.14
Number of Subaccount Units outstanding at end of period  17,179,920 13,720,231  4,543,208 1,506,839   673,682
-------------------------------------------------------------------------------------------------------------
Managed Bond
Subaccount Unit Value at beginning of period                 $11.60     $11.99     $11.14    $10.27    $10.00
Subaccount Unit Value as of December 31                      $12.76     $11.60     $11.99    $11.14    $10.27
Number of Subaccount Units outstanding at end of period  42,510,009 31,653,501 16,897,325 4,434,069   742,041
-------------------------------------------------------------------------------------------------------------
Money Market
Subaccount Unit Value at beginning of period                 $11.55     $11.16     $10.75    $10.36    $10.00
Subaccount Unit Value as of December 31                      $12.10     $11.55     $11.16    $10.75    $10.36
Number of Subaccount Units outstanding at end of period  33,992,524 27,967,969 14,823,792 3,041,495 1,478,808
-------------------------------------------------------------------------------------------------------------
High Yield Bond
Subaccount Unit Value at beginning of period                 $12.13     $11.95     $11.83    $10.96    $10.00
Subaccount Unit Value as of December 31                      $11.52     $12.13     $11.95    $11.83    $10.96
Number of Subaccount Units outstanding at end of period  11,695,713 11,078,968  7,396,859 2,702,260   630,637
-------------------------------------------------------------------------------------------------------------
Large-Cap Value/5/
Subaccount Unit Value at beginning of period                 $10.99     $10.00        N/A       N/A       N/A
Subaccount Unit Value as of December 31                      $12.49     $10.99        N/A       N/A       N/A
Number of Subaccount Units outstanding at end of period   9,783,552  5,648,927        N/A       N/A       N/A
-------------------------------------------------------------------------------------------------------------

The Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Subaccounts began operations on January 2, 2001 and are not included in the Financial Highlights.

/1/This Subaccount began operations on January 3, 2000

/2/This Subaccount began operations on October 1, 1999

/3/This Subaccount began operations on May 1, 2000

/4/This Subaccount began operations on October 2, 2000

/5/This Subaccount began operations on January 4, 1999

                               FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature, and does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as nominee for a natural person. If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or a nominee for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund's SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under
Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one Contract for purposes of determining the amount includible in gross income under Code Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of Contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:
(1) made on or after the date you reach age 59 1/2, (2) made by a Beneficiary after your death, (3) attributable to your becoming disabled, or (4) in the form of level annuity payments under a lifetime annuity.

Taxes Payable on Optional Riders

Is it our understanding that the charges relating to the optional Earnings Enhancement Guarantee (EEG) Rider are not subject to current taxation and we will not report them as such. However, the IRS may determine in the future that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the Rider charges as partial withdrawals if we believe that we would be expected to report them as such.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, "Investments" means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s).

Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Investments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Purchase Payments would be subject to income tax. Such a lump sum payment may also be subject to a penalty tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner's death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of non-tax qualified contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

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


Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with your tax adviser and/or plan administrator before you withdraw any portion of your contract value.

Individual Retirement Annuities ("IRAs")

Recent federal tax legislation has expanded the type of IRAs available to individuals for tax deferred retirement savings: In addition to "traditional" IRAs established under Code Section 408, there are Roth IRAs governed by Code
Section 408A and SIMPLE IRAs established under Code Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA:

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Joint Annuitant. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your Traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your Traditional IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to us. Similar limitations and tax penalties apply to tax sheltered annuities, government plans, 401(k) plans, and pension and profit-sharing plans.

SIMPLE IRAs

The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans"). Depending upon the type of SIMPLE Plan, employers may deposit the plan contributions into a single trust or into SIMPLE individual retirement annuities ("SIMPLE IRAs") established by each participant. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be transferred over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA after a required two year period. A distribution from a SIMPLE IRA, however, is never eligible to be rolled over to a retirement plan qualified under Code Section 401 or a Section 403(b) annuity contract.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a "conversion" Roth IRA should consult with a qualified tax adviser.

Tax Sheltered Annuities ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Investments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties.

Government Plans

Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

401(k) Plans; Pension and Profit-Sharing Plans

Deferred compensation plans may be established by an employer for certain eligible employees under Sections 401(a) and 401(k) of the Code. Contributions to these plans are subject to limitations.

Loans

Certain Qualified Contract Owners may borrow against their Contracts; otherwise loans from us are not permitted. If yours is a Qualified Contract not subject to Title 1 of ERISA, issued under Section 403(b) of the Code, and the terms of your Qualified Plan permit, you may request a loan from us, using your Contract Value as your only security.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Generally, interest paid on your loan under a 403(b) tax-sheltered annuity will be considered "personal interest" under Section 163(h) of the Code, to the extent the loan comes from your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Loan Procedures

Your loan request must be submitted on our Loan Agreement Form. You may submit a loan request at any time after your first Contract Anniversary and before your Annuity Date; however, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan. There is a loan administration fee of $500, unless state law requires otherwise. As of the date of this prospectus, we currently waive this fee.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "Loan Account." To make this transfer, we will transfer amounts proportionately from your Investment Options, in accordance with the Loan Agreement. Your GIO Value is not available to secure your loan.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

  . 50% of your Contract Value;

  . 100% of your Contract Value excluding your GIO Value; or

  . $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Qualified Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Qualified Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretations with respect to your Qualification Plan.

Qualified Plan (Not Subject to Title I of ERISA)

If your Qualified Plan is not subject to Title I of ERISA regulations, you will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.


Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

  Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Normally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time; if you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan stub with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a Qualified Plan you must meet one of six triggering events. They are: attainment of age 59 1/2; separation from service; death; disability; plan termination; and financial hardship. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code
Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

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


Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or a Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Impact of Federal Income Taxes

In general, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                             ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders' meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your "voting interest") in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a

Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our Separate Accounts for which we've received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to (a) your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by (b) the net asset value per share of that Portfolio. Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (either as Joint or Contingent Owners) at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. Joint ownership is in the form of a joint tenancy. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax and/or consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS--Selecting Your Annuitant section in this Prospectus. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is a person(s) who may receive death benefits under your Contract. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Spousal consent may be required to change the Beneficiary of an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming of a different Beneficiary. If you leave no surviving Beneficiary, your estate may receive any death benefit proceeds under your Contract.

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


Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to replace shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios of the Fund or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

  . cease offering any Subaccount;

  . add or change designated investment companies or their portfolios, or other investment vehicles;

  . add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

  . permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners' requests;

  . add, remove or combine Variable Accounts;

  . combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

  . register or deregister Separate Account A or any Variable Account under the 1940 Act;

  . operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

  . run any Variable Account as under the direction of a committee, board, or other group;

  . restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

  . make any changes required by the 1940 Act or other federal securities laws;

  . make any changes necessary to maintain the status of the Contracts as annuities under the Code;

  . make other changes required under federal or state law relating to annuities;

  . suspend or discontinue sale of the Contracts; and

  . comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

  Pacific Life Insurance Company
  P.O. Box 7187
  Pasadena, California 91109-7187

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to:

  Pacific Life Insurance Company
  P.O. Box 100060
  Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to:

  Pacific Life Insurance Company
  c/o FCNPC
  1111 South Arroyo Parkway, First Floor
  Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will normally be effective on the same Business Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or to the extent available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Delivery Authorization

You may authorize us to provide prospectuses, statements and other information ("documents") electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.


Timing of Payments and Transactions

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, for transfers from the Variable Investment Options, we will normally send the proceeds within seven calendar days after your transfer (or exchange) request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain abnormal circumstances. These include a closing of the New York Stock Exchange other than on a regular holiday or weekend, a trading restriction imposed by the SEC, or an emergency declared by the SEC. For (i) withdrawals from the Fixed Option, DCA Plus Fixed Option or GIOs, (ii) death benefit payments attributable to Fixed Option Value, DCA Plus Fixed Option Value or GIO Value, or (iii) fixed periodic annuity payments, payment of proceeds may be delayed for up to six months (thirty days in West Virginia) after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option, the DCA Plus Fixed Option and the GIOs. See THE GENERAL ACCOUNT section of this Prospectus for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, GIO renewals, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, DCA Plus Fixed Option or GIO, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.


Replacement of Life Insurance or Annuities

The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Financial Statements

The statement of net assets of Separate Account A as of December 31, 2000 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2000. Pacific Life's consolidated financial statements as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 are contained in the Statement of Additional Information.

                              THE GENERAL ACCOUNT

General Information

All amounts allocated to the Fixed Option, DCA Plus Fixed Option and GIOs become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option, DCA Plus Fixed Option or GIOs is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option or GIOs. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may choose among the following General Account options: the Fixed Option and Guaranteed Interest Options with three available Guarantee Terms: three-year, six-year and ten-year. Each is described below.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to the Fixed Option, the DCA Plus Fixed Option or one or more GIOs in the General Account, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to ten years. The Fixed Option, DCA Plus

Fixed Option and each GIO offers a separate Guaranteed Interest Rate and Guarantee Term. Guarantee Terms will be offered at our discretion. Presently, we offer Guarantee Terms of up to one year for the Fixed Option, one year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs. You should specify the Fixed Option, DCA Plus Fixed Option and/or GIO(s) into which you want us to allocate your Purchase Payments or Contract Value, if any. Each allocation to a GIO must be at least $500.

Guaranteed Interest Rates for each Fixed Option, DCA Plus Fixed Option and GIO may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for that Fixed Option, DCA Plus Fixed Option or GIO on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option, DCA Plus Fixed Option and/or GIO will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

DCA Plus Fixed Option

Availability of the DCA Plus Fixed Option (and therefore also DCA Plus) is subject to approval of state insurance authorities. Ask your registered representative about its status in your state of issue.

When you establish a DCA Plus and you make your initial Investment allocation to the DCA Plus Fixed Option, we establish a Guarantee Term that ends 6 months from the day your allocation is effective. We credit each allocation made to the DCA Plus Fixed Option during that Guarantee Term at the Guaranteed Interest Rate in effect on the day each allocation is effective through the earliest of:

  (i) the end of the Guarantee Term;
  (ii) the day on which the DCA Plus Fixed Option Value is zero;
  (iii) the Annuity Date; or
  (iv) the day on which death benefit proceeds become payable.

We stop crediting interest on any amount transferred or withdrawn from the DCA Plus Fixed Option as of the day the transfer or withdrawal is effective.

Fixed Option

Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

  Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Guaranteed Interest Options

Subject to state availability, each allocation (or rollover) you make to a GIO receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of the Guarantee Term. For each GIO, at the end of its Guarantee Term, we will roll over that portion of your Account Value on that day into a new GIO with a Guarantee Term of the same length and at the then current Guaranteed Interest Rate corresponding to that Guarantee Term, unless, within thirty days after the end of the Guarantee Term you instruct us otherwise (see End of GIO Guarantee Term below). However, if the last day of this new Guarantee Term would occur after the Annuity Date, we will roll over that portion of your Account Value into the longest

Guarantee Term, if any, that ends prior to the Annuity Date, with the corresponding new Guaranteed Interest Rate then in effect. If there is no Guarantee Term that ends before the Annuity Date, we will allocate that portion of your Account Value to the Fixed Option at the corresponding Guaranteed Interest Rate then in effect for new allocations.

  Example: On January 1 of year 1, you allocate $1,000 to a GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7%. On August 1, you allocate another $500 to another GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7.5%. On November 1, you allocate $2,000 to a third GIO with a ten-year Guarantee Term at a Guaranteed Interest Rate of 9%. Through December 31, year 3, your first allocation of $1,000 earns 7% interest, and on January 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Through July 31, year 4, your second allocation of $500 earns 7.5% interest, and on August 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Finally, through October 31, year 11, your third allocation of $2,000 earns 9% interest, and on November 1, year 11, a new interest rate will go into effect on this portion of your GIO Value.

End of GIO Guarantee Term

You have thirty days after the last day of the Guarantee Term of a GIO to inform us whether you want to (i) renew that particular Account Value in a different Guarantee Term at its corresponding Guaranteed Interest Rate in effect for new allocations, (ii) transfer all or part of that Account Value to another Investment Option, and/or (iii) withdraw all or part of that Account Value. Any subsequent change to such instructions will be subject to the provisions of the CHARGES, FEES AND DEDUCTIONS section of this Prospectus.

If you instruct us to allocate that portion of your Account Value that was rolled over in the new GIO to a GIO with a different Guarantee Term, we will consider that allocation to be made as of the end of the previous Guarantee Term and will credit interest accordingly. If you instruct us to transfer to a Variable Investment Option or the Fixed Option or to withdraw that portion of your Account Value in the new GIO, we will effect such transfer or withdrawal as of the day we receive your request; interest will be credited at the Guaranteed Interest Rate for the time the Account Value was allocated to that GIO. Any amounts that you transfer or withdraw before the last day of the Guarantee Term or after this thirty-day period will be subject to the MVA. All withdrawals made before, during or after this thirty-day period will be subject to any applicable withdrawal charge, withdrawal fee and any charges for premium taxes and/or other taxes.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option, DCA Plus Fixed Option and/or one or more GIOs, or transfer amounts from your Fixed Option, DCA Plus Fixed Option and/or GIOs to one or more of the other Investment Options, except that you may not transfer amounts to the DCA Plus Fixed Option. The withdrawal or transfer will access each GIO Term Value proportionately (or you may specify a particular GIO Term Value). Amounts from the oldest GIO within a GIO Term Value will be withdrawn or transferred first. Transfer requests to a GIO will be applied as an allocation to a new GIO. In addition, no partial withdrawal or transfer (other than a monthly transfer under DCA Plus) may be made from your Fixed Option, DCA Plus Fixed Option or GIOs within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from the Fixed Option, DCA Plus Fixed Option or a GIO may be delayed, as described under ADDITIONAL INFORMATION--Timing of Payments and Transactions section of this Prospectus; any amount delayed will, as long as it is held under the Fixed Option, DCA Plus Fixed Option or that GIO, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

Fixed Option

After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions.

DCA Plus Fixed Option

No transfer to the DCA Plus Fixed Option may be made at any time.

GIOs

You may make unlimited transfers or withdrawals from your GIOs during any Contract Year, however as of May 1, 2001 and continuing through December 31, 2001, you may not make more than 15 transfers; and beginning January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year, as described under HOW YOUR INVESTMENTS ARE ALLOCATED--Transfers section of this Prospectus.

You may not request an allocation or transfer into or renewal of a GIO that has a Guarantee Term that ends after the Annuity Date. If you do not specify a particular GIO Term Value(s), the amount of any transfer or withdrawal will be deducted proportionately from your GIO Term Values, beginning with the oldest GIO within each GIO Term Value. In addition, if as the result of a partial withdrawal or transfer, your Account Value in that GIO is less than $500, we have the right, at our option, to transfer the remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. A GIO cannot participate in any systematic transfer program. In addition, your GIO Value cannot be transferred to the Loan Account to secure any loan made under the Contract.

An MVA is applied to the Account Value of a GIO in order to determine the net amount of the transfer or withdrawal prior to the deduction of any applicable charges or fees. Unless you request a net amount, the amount actually transferred or sent to you equals the amount requested, less any MVA, less any applicable withdrawal charge (based upon the amount requested before the application of the MVA), and less any charges for Annual Fees, transactions, premium taxes and/or other taxes, including any taxes required for withholding.

The MVA is not applied to (i) amounts used to pay charges for the Annual Fee, transfer fees, and/or premium taxes and/or other taxes, (ii) the amount of death benefit proceeds, and (iii) subject to medical evidence satisfactory to us, full or partial withdrawals, after the first Contract Anniversary if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

The formula for calculating the MVA is set forth in Appendix B to this Prospectus, which also contains illustrations of the application of the MVA.

TERMS USED IN THIS PROSPECTUS


Some of the terms we've used in this Prospectus may be new to you. We've identified them in the Prospectus by capitalizing the first letter of each word. You'll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Account Value - The amount of your Contract Value allocated to a specified Variable Investment Option, the Fixed Option or to a GIO.

Annual Fee - A $40 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Net Contract Value is less than $50,000 on that date.

Annuitant - A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

Annuity Date ("Annuity Start Date") - The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option - Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary - A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day - Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year's Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year's Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code - The Internal Revenue Code of 1986, as amended.

Contingent Annuitant - A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

Contingent Owner - A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary - The same date, in each subsequent year, as your Contract Date.

Contract Date - The date we issue your Contract.

Contract Debt - As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your - Generally, a person who purchases a contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share such rights.

Contract Value - As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, DCA Plus Fixed Option Value, GIO Value and the Loan Account Value.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option - If you allocate all or part of your investments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the "Guaranteed Interest Rate"), but not less than an annual rate of 3%.

DCA Plus Fixed Option Value - The aggregate of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings - As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.

Fixed Option - If you allocate all or part of your Investments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rate declared periodically, but not less than an annual rate of 3%.

Fixed Option Value - The aggregate amount of your Contract Value allocated to the Fixed Option.

Fund - Pacific Select Fund.

General Account - Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

GIO Term Value - The aggregate amount under your Contract allocated to all GIOs that have the same length Guarantee Term. The GIO Term Value is based on the original Guarantee Term, not the time remaining in the Guarantee Term. The GIO Term Value is used in determining which GIOs will be accessed when you make a withdrawal or transfer.

GIO Value - The aggregate amount of your Contract Value allocated to all GIOs.

Guarantee Term - The period during which an amount you allocate to the Fixed Option or to a GIO earns a Guaranteed Interest Rate. These terms are up to one-year for the Fixed Option, one-year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs.

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


Guaranteed Interest Option ("GIO") - If you allocate all or part of your Investment or Contract Value to one or more GIOs, such amounts are subject to a particular Guaranteed Interest Rate for the Guarantee Term selected. GIO amounts are held in our General Account and are subject to a Market Value Adjustment if annuitized, withdrawn or transferred prior to the end of the Guarantee Term. Each new allocation will receive the Guaranteed Interest Rate then applicable to new allocations for the selected Guarantee Term.

Guaranteed Interest Rate - The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to the Fixed Option, DCA Plus Fixed Option, or Guaranteed Interest Option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than an annual rate of 3%.

Investment - An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option - A Subaccount, the Fixed Option, the DCA Plus Fixed Option or a GIO offered under the Contract.

Joint Annuitant - If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account - The account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value - The amount, including any interest accrued, held in the Loan Account to secure Contract Debt.

Market Value Adjustment ("MVA") - The adjustment made to any amount annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term. This adjustment reflects the impact of changes in applicable interest rates between the time the Purchase Payment(s) and/or Contract Value is allocated to a specific GIO and the time of the annuitization, withdrawal or transfer.

Net Contract Value - Your Contract Value less Contract Debt.

Non-Qualified Contract - A Contract other than a Qualified Contract.

Policyholder - The Contract Owner.

Portfolio - A separate portfolio of the Fund in which a Subaccount invests its assets.

Primary Annuitant - The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment ("Premium Payment") ("Investment") - An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Qualified Contract - A Contract that qualifies under the Code as an individual retirement annuity or account ("IRA"), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan - A retirement plan that receives favorable tax treatment under
Section 401, 403, 408, 408A or 457 of the Code.

SEC - Securities and Exchange Commission.

Separate Account A (the "Separate Account") - A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

Subaccount - An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit - Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit - Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value - The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value - The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option - A Subaccount (also called a Variable Account).

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   3
  Separate Account Performance.............................................   3

DISTRIBUTION OF THE CONTRACTS..............................................   7
  Pacific Select Distributors, Inc. (PSD)..................................   7

THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................   8
  Calculating Subaccount Unit Values.......................................   8
  Variable Annuity Payment Amounts.........................................   8
  Corresponding Dates......................................................  10
  Age and Sex of Annuitant.................................................  10
  Systematic Transfer Programs.............................................  11
  Pre-Authorized Withdrawals...............................................  13
  Death Benefit............................................................  13
  Joint Annuitants on Qualified Contracts..................................  14
  1035 Exchanges...........................................................  14
  Safekeeping of Assets....................................................  14
  Dividends................................................................  14

FINANCIAL STATEMENTS.......................................................  14

INDEPENDENT AUDITORS.......................................................  14

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                                  APPENDIX A:

                              STATE LAW VARIATIONS

Right to Cancel ("Free Look")

Variations to the length of the Free Look period. In most states, the Free Look period is a 10-day period beginning on the day you receive your Contract. If your Contract was issued in one of the following states, the Free Look period is as specified below:

          Idaho (20 days)
          North Dakota (20 days)

In addition, if you reside in California and are age 60 or older on your Contract Date, the Free Look period is 30 days.

There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state's Free Look period.

For Contracts delivered to residents of Maryland:

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

For Contracts delivered to residents of Massachusetts:

You may not make additional Purchase Payments after your first Purchase
Payment.

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

For Contracts delivered to residents of Oregon:

The Guaranteed Interest Options ("GIOs") are not available.

You may make additional Purchase Payments only during your first Contract Year.

For Contracts delivered to residents of Pennsylvania:

The Guaranteed Interest Options ("GIOs") are not available.

If your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

                                  APPENDIX B:

                            MARKET VALUE ADJUSTMENT

The MVA for amounts annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term are based on the following formula:

MVA = W x [(J - I) x (N/12)] where:

  (W) is the amount to be annuitized, withdrawn or transferred from the GIO.

  (J) is the Guaranteed Interest Rate that would apply, as of the date of transfer, annuitization or withdrawal, to a newly-issued GIO with a Guarantee Term equal to the number of "years remaining" in the Guarantee Term of the GIO from which the annuitization, withdrawal or transfer is to be made, plus 0.25%. (For this purpose, the "years remaining" will be rounded up to the next higher number of whole years. If a Guaranteed Interest Rate is required for a Guarantee Term not currently offered, the Guaranteed Interest Rate will be based on linear interpolation, between the Guaranteed Interest Rates for currently offered Guarantee Terms, if possible. Otherwise, we will determine a substitute Guaranteed Interest Rate that will be no less favorable to you than the then most recent U.S. Treasury Yield for a maturity closest to the "years remaining", plus 1.0%);

  (I) is the Guaranteed Interest Rate applicable to the GIO; and

  (N) is the number of complete months remaining in the Guarantee Term.

The MVA will never exceed, in the positive or negative direction, the excess interest earned on the GIO from which the annuitization, withdrawal or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned during the current Guarantee Term in excess of 3%, per annum.

Generally, if the Guaranteed Interest Rate currently in effect for the Guarantee Term (I) is lower than (J) as defined above, the MVA will result in a lower amount payable to you. Similarly, if (I) is higher than (J), the MVA will result in a higher amount payable to you. In no event will the MVA reduce interest earned to less than 3% per annum.

MVA EXAMPLES

These assumptions are made in the following examples:

  1. An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

  2. A full withdrawal is requested 2 1/2 years (30 months) from the expiration of the Guarantee Term (i.e., N = 30).

  3. The Account Value for the GIO at the time of the request is $12,061.01. It is assumed that no Contract charges or fees have been applied to this GIO.

  4. If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $11,089.97. The excess interest for this GIO is then $971.04, (i.e. $12,061.01- $11,089.97).

  5. No transfers or withdrawals have been previously made from this GIO.

Examples of MVAs that Reduce the Withdrawal Amount:

Example A (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 7.5%. "J" is then 7.75% (i.e. 7.50% + 0.25%). Then:

MVA= ($12,061.01) x [( 7.75% - 5.5%) x (30/12)]

   = $678.43 (representing a positive amount to be subtracted from the GIO Account Value)

Since the amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value less $678.43. That amount, $11,382.58, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example B (MVA is limited to excess interest)

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 9.0%. "J" is then 9.25% (i.e. 9.00% + 0.25%). Then:

MVA= ($12,061.01) x [(9.25% - 5.5%) x (30/12)]

   = $1,130.72 (representing a positive amount to be subtracted from the GIO Account Value)

Since the amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value less $971.04. That amount, $11,089.97, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Examples of MVAs that Increase the Withdrawal Amount:

Example C (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 3.25%. "J" is then 3.50% (i.e. 3.25% + 0.25%). Then:

MVA= ($12,061.01) x [(3.50% - 5.5%) x (30/12)]

   = - $603.05 (representing a negative amount to be subtracted from the GIO Account Value)

Since the absolute amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value plus $603.05. That amount, $12,664.06, would then be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example D (MVA is limited to excess interest)

To more readily show this example, and to demonstrate a Guaranteed Interest Rate ("J") based on interpolation, the assumptions for this example have been modified and are as follows:

  1. An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

  2. A full withdrawal is requested 3 1/2 years (42 months) from the expiration of the Guarantee Term (i.e., N = 42).

  3. The Account Value for the GIO at the time of the request is $11,432.24. It is assumed that no Contract charges or fees have been applied to this GIO.

  4. If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $10,766.96. The excess interest for this GIO is then $665.28.

  5. No transfers or withdrawals have been previously made from this GIO.

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years is 3.25%, and also assume that the Guaranteed Interest Rate for a new Guarantee Term of 6 years is 4.0%.

Then the Guaranteed Interest Rate for a Guarantee Term of 4 years (3 1/2 rounded to the next higher whole year) is 3.5%. (That result is determined by interpolation as follows: 3.25% plus (4.0% - 3.25%) x (4 years - 3 years)/(6 years - 3 years))

Then "J" is 3.75% (i.e. 3.50% + 0.25%), and:

MVA= ($11,432.24) x [(3.75% - 5.5%) x (42/12)]

   = - $700.22 (representing a negative amount to be subtracted from the GIO Account Value)

Since the absolute amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value plus $665.28. That amount, $12,097.52, would be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

   -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
                                                      [SCISSORS SYMBOL]

To receive a current copy of the Pacific Portfolios SAI without charge, call
(800) 722-2333 or complete the following and send it to:

Pacific Life Insurance Company
Annuities Division
Post Office Box 7187
Pasadena, CA 91109-7187

Name _____________________________________________________

Address __________________________________________________

City _________________________ State ________ Zip ________

PH02/53003.29

PACIFIC PORTFOLIOS     WHERE TO GO FOR MORE INFORMATION

The Pacific            You'll find more information about the Pacific
Portfolios             Portfolios variable annuity contract and Separate
variable annuity       Account A in the Statement of Additional Information
Contract is            (SAI) dated May 1, 2001.
offered by Pacific
Life Insurance
Company,               The SAI has been filed with the SEC and is considered
700 Newport Center     to be part of this Prospectus because it's incorporated
Drive,                 by reference. You'll find the table of contents for the
P.O. Box 9000,         SAI on page 60 of this Prospectus.
Newport Beach,
California 92660.      You can get a copy of the SAI at no charge by calling
                       or writing to us, or by contacting the SEC. The SEC may
If you have any        charge you a fee for this information.
questions about
the Contract,
please ask your
registered
representative or
contact us.

                      ---------------------------------------------------------
How to contact us      Call or write to us at:
                       Pacific Life Insurance Company
                       Annuities Division
                       P.O. Box 7187
                       Pasadena, California 91109-7187

                       1-800-722-2333
                       6 a.m. through 5 p.m. Pacific time

                       Send Investments, other payments and application forms:

                       By mail
                       Pacific Life Insurance Company
                       P.O. Box 100060
                       Pasadena, California 91189-0060

                       By overnight delivery service
                       Pacific Life Insurance Company
                       c/o FCNPC
                       1111 South Arroyo Parkway, Suite 150
                       Pasadena, California 91105

                      ---------------------------------------------------------
How to contact the     Public Reference Section of the SEC
SEC                    Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                         [LOGO OF PACIFIC PORTFOLIOS]

                      STATEMENT OF ADDITIONAL INFORMATION

                               May 1, 2001

                              PACIFIC PORTFOLIOS

                              SEPARATE ACCOUNT A

                               ----------------

Pacific Portfolios (the "Contract") is a variable annuity contract offered by Pacific Life Insurance Company ("Pacific Life").

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2001, and any supplement thereto, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.

                               ----------------

                        Pacific Life Insurance Company
                              Annuities Division
                        Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                1-800-722-2333

                               TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
PERFORMANCE............................................................     1
  Total Returns........................................................     1
  Yields...............................................................     2
  Performance Comparisons and Benchmarks...............................     3
  Separate Account Performance.........................................     3

DISTRIBUTION OF THE CONTRACTS..........................................     7
  Pacific Select Distributors, Inc. (PSD)..............................     7

THE CONTRACTS AND THE SEPARATE ACCOUNT.................................     8
  Calculating Subaccount Unit Values...................................     8
  Variable Annuity Payment Amounts.....................................     8
  Corresponding Dates..................................................    10
  Age and Sex of Annuitant.............................................    10
  Systematic Transfer Programs.........................................    11
  Pre-Authorized Withdrawals...........................................    13
  Death Benefit........................................................    13
  Joint Annuitants on Qualified Contracts..............................    14
  1035 Exchanges.......................................................    14
  Safekeeping of Assets................................................    14
  Dividends............................................................    14

FINANCIAL STATEMENTS...................................................    14

INDEPENDENT AUDITORS...................................................    14

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, the GIA Charge for the optional GIA Rider, the EEG Charge for the optional EEG Rider, or any non-recurring fees or charges. The Annual Fee is also taken into account, assuming an average Contract Value of $45,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

               T = [(ERV/P)(to the power of 365/N)] - 1

 where T    =  average annual total return
       ERV  =  ending redeemable value
       P    =  hypothetical initial payment of $1,000
       N    =  number of days

Average annual total return figures will be given for recent one-, three-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge, the Annual Fee, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, or any GIA or EEG Charges for the optional GIA or EEG Riders.

Yields

Money Market Subaccount

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] -1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes, any Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, or any GIA or EEG Charges for the optional GIA, EEG Riders, or any non-recurring fees or charges, but do reflect a deduction for the Annual Fee, the Risk Charge and the asset-based Administrative Fee and assume an average Contract Value of $45,000.

At December 31, 2000, the Money Market Subaccount's current yield was 5.91% and the effective yield was 6.09%.

Other Subaccounts

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

      YIELD = 2[(a-b + 1)(To the power of 6) - 1]
                 ---
                 cd

where:  a    =  net investment income earned during the period by the Portfolio attributable to the Subaccount.
        b    =  expenses accrued for the period (net of reimbursements).
        c    =  the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
        d    =  the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $45,000), but does not reflect any withdrawal charge, any charge for applicable premium taxes, any Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, any GIA or EEG Charges for the optional GIA and EEG Riders, or any non-recurring fees or charges.

The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS(R)") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron's, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Separate Account Performance

The Contract was not available prior to 1997. However, in order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Subaccounts.

The following table presents the annualized total return for each Variable Account for the period from each such Variable Account's commencement of operations through December 31, 2000. The table is based on a Contract for which the average initial premium is approximately $45,000. The accumulated value (AV) reflects the deductions for all contractual expenses except any charge for any premium taxes, the contingent deferred sales charge, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, the GIA Charge for the optional GIA Rider, or the EEG Charge for the optional EEG Charge, and any other non-recurring fees or charges. The full withdrawal value
(FWV) reflects the deduction for all contractual expenses, except any charge for any premium taxes, the Enhanced Guaranteed Minimum Death Benefit Charge, the GIA or EEG Charge, or any non-recurring fees and charges.

 The results shown in this section are not an estimate or guarantee of future investment performance.

                    Historical Separate Account Performance

     Annualized Rates of Return for Periods ending December 29, 2000
                   All numbers are expressed as a percentage

                                                                    Since
                                   1 Year          3 Years        Inception
                                --------------  --------------  --------------
Variable Accounts                 AV     FWV      AV     FWV      AV     FWV
-----------------               ------  ------  ------  ------  ------  ------
Aggressive Equity 4/17/96*..... (22.24) (28.54)   2.93    1.21    3.99    3.49
Emerging Markets 4/17/96*...... (36.67) (42.97) (11.61) (13.97)  (9.23) (10.09)
Diversified Research 1/3/00*...                                   8.68    2.29
Small-Cap Equity 10/1/99*...... (23.57) (29.87)                  (1.67)  (6.85)
International Large-Cap
 1/3/00*.......................                                 (22.60) (28.99)
Equity 1/2/96*................. (26.30) (32.60)   9.00    7.47   13.72   13.40
I-Net Tollkeeper 5/1/00*.......                                 (32.81) (39.19)
Multi-Strategy 1/2/96*.........  (0.73)  (7.03)   6.92    5.32    9.72    9.34
Equity Income 1/2/96*..........  (8.09) (14.39)   7.96    6.39   13.23   12.90
Strategic Value 10/2/00*.......                                  (2.53)  (8.92)
Growth LT 1/2/96*.............. (22.88) (29.18)  33.03   32.00   24.53   24.31
Focused 30 10/2/00*............                                 (17.69) (24.07)
Mid-Cap Value 1/4/99*..........  23.19   16.89                   13.10   10.26
International Value 1/2/96*.... (12.72) (19.02)   3.23    1.51    7.06    6.65
Equity Index 1/2/96*........... (10.64) (16.94)  10.45    8.96   16.17   15.88
Small-Cap Index 1/4/99*........  (5.04) (11.34)                   5.82    2.77
REIT 1/4/99*...................  30.94   24.64                   13.68   10.85
Inflation Managed 1/2/96*......  10.22    3.92    4.67    3.01    4.67    4.22
Managed Bond 1/2/96*...........   9.90    3.60    4.58    2.90    4.98    4.53
Money Market 1/2/96*...........   4.62   (1.68)   3.95    2.25    3.85    3.38
High Yield Bond 1/2/96*........  (5.14) (11.44)  (0.98)  (2.85)   2.85    2.36
Large-Cap Value 1/4/99*........  13.67    7.37                   11.82    8.94

--------
*  Date Variable Account commenced operations.

Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. ("Alliance Capital") became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity and Equity Portfolios differed. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors (formerly Mercury Asset Management US) became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed.

The Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Subaccounts started operations after December 31, 2000 and there is no historical value available for these Subaccounts.

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios.

The Separate Account commenced operations as of January 2, 1996. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following table represents what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated time period. Eight of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988. The Equity Index Portfolio has been in operation since January 30, 1991; the Growth LT Portfolio since January 4, 1994; the Aggressive Equity and Emerging Markets Portfolios since April 1, 1996; the Mid-Cap Value, Small-Cap Index, REIT, and Large-Cap Value Portfolios since January 4, 1999; the Diversified Research and International Large-Cap Portfolios since January 3, 2000; the I-Net Tollkeeper Portfolio since May 1, 2000; the Strategic Value and Focused 30 Portfolios since October 2, 2000; and the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios since January 2, 2001. Historical performance information for the Equity Portfolio is based in part on the performance of the Portfolio's predecessor series which was a series of the Pacific Corinthian Variable Fund that began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations until January 2, 1996 or later, as indicated in the chart above, and because the Contracts were not available until 1997, these are not actual performance numbers for the Subaccounts or for the Contract.

These are hypothetical total return numbers based on accumulated value ("AV") and full withdrawal value ("FWV") that represent the actual performance of the Portfolios, adjusted for the fees and charges applicable to the Contract; the FWV also includes applicable withdrawal charges. Any charge for premium taxes, the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, the GIA Charge for the optional GIA Rider, or the EEG charge for the EEG Rider are not reflected in these data, and reflection of the Annual Fee assumes an average Contract size of $45,000. The information presented also includes data representing unmanaged market indices.

 The results shown in this section are not an estimate or guarantee of future investment performance.

           Historical and Hypothetical Separate Account Performance

     Annualized Rates of Return for Periods ending December 29, 2000
                  All numbers are expressed as a percentage.

                                                                                      Since
                             1 Year          3 Years        5 Years    10 Years     Inception
                          --------------  --------------  ----------- ----------- --------------
Variable Accounts           AV     FWV      AV     FWV     AV    FWV   AV    FWV    AV     FWV
-----------------         ------  ------  ------  ------  ----- ----- ----- ----- ------  ------
Aggressive Equity.......  (22.24) (28.54)   2.93    1.21                            3.75    3.25
Emerging Markets........  (36.67) (42.97) (11.61) (13.97)                          (8.95)  (9.80)
Diversified Research....                                                            8.68    2.29
Small-Cap Equity........  (23.57) (29.87)   4.04    2.35  12.03 11.69 14.48 14.48  12.72   12.72
International Large-Cap.                                                          (22.60) (28.99)
Equity..................  (26.30) (32.60)   9.00    7.47  13.76 13.44 13.09 13.09  12.63   12.63
I-Net Tollkeeper........                                                          (32.81) (39.19)
Multi-Strategy..........   (0.73)  (7.03)   6.92    5.32   9.84  9.47 10.17 10.17   9.57    9.57
Equity Income...........   (8.09) (14.39)   7.96    6.39  13.45 13.12 13.18 13.18  11.83   11.83
Strategic Value.........                                                           (2.53)  (8.92)
Growth LT...............  (22.88) (29.18)  33.03   32.00  24.52 24.29              24.04   24.04
Focused 30..............                                                          (17.69) (24.07)
Mid-Cap Value...........   23.19   16.89                                           13.10   10.26
International Value.....  (12.72) (19.02)   3.23    1.51   7.37  6.96  7.01  7.01   6.71    6.71
Equity Index............  (10.64) (16.94)  10.45    8.96  16.34 16.04              15.06   15.06
Small-Cap Index.........   (5.04) (11.34)                                           5.82    2.77
REIT....................   30.94   24.64                                           13.68   10.85
Inflation Managed.......   10.22    3.92    4.67    3.01   4.68  4.22  6.28  6.28   6.70    6.70
Managed Bond............    9.90    3.60    4.58    2.90   4.99  4.54  6.77  6.77   7.17    7.17
Money Market............    4.62   (1.68)   3.95    2.25   3.85  3.38  3.26  3.26   3.91    3.91
High Yield Bond.........   (5.14) (11.44)  (0.98)  (2.85)  2.87  2.39  8.40  8.40   7.05    7.05
Large-Cap Value.........   13.67    7.37                                           11.82    8.94

Major Indices                                  1 year  3 years 5 years 10 years
-------------                                  ------  ------- ------- --------
Credit Suisse First Boston Global High Yield
 Bond.........................................  (5.21)  (0.51)   4.51   11.20
Lehman Brothers Aggregate Bond................  11.63    6.36    6.46    7.96
Lehman Brothers Government Bond...............  13.23    6.73    6.49    7.92
Lehman Brothers Government/Credit.............  11.84    6.20    6.23    8.00
Morgan Stanley Capital International Europe,
 Australasia & Far East....................... (13.96)   9.64    7.43    8.56
Morgan Stanley Capital International Emerging
 Markets Free................................. (30.61)  (4.83)  (4.17)   8.26
North American Real Estate Investment Trust
 Equity.......................................  26.36   (0.19)  10.10   13.60
Russell MidCap................................  19.18    7.75   15.12   17.88
Russell 1000 Growth........................... (22.42)  12.74   18.15   17.33
Russell 2000..................................  (3.02)   4.65   10.31   15.53
Russell 2500..................................   4.27    9.12   13.98   17.41
Russell 2500 Growth........................... (16.10)  10.38   12.17   15.72
Standard & Poor's 500 Composite Stock Price...  (9.11)  12.26   18.35   17.46

--------

The performance of the Aggressive Equity, Emerging Markets, Equity, Multi-Strategy, Equity Income, and International Value Variable Accounts for all or portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Multi-Strategy and Equity Income Portfolios; prior to January 1, 1994, some of the investment policies of the Multi-Strategy Portfolio and the investment objective of the Equity Income Portfolio differed. Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity and Equity Portfolios differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors (formerly Mercury Asset Management US) became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on an initial Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average daily account value) and the Annual Fee (equal to $40 per year if your Net Contract Value is less than $50,000), the Enhanced Death Benefit Rider Charge (equal to a maximum annual rate of .30% of average daily account value), the GIA Charge for the optional GIA Rider (equal to an annual rate of .30% of average daily account value), any EEG Charge for the optional EEG Rider, any charge for premium taxes, or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are one year old, 7% of the amount withdrawn attributable to Purchase Payments that are two years old, 6% of the amount withdrawn attributable to Purchase Payments that are three years old, 5% of the amount withdrawn attributable to Purchase Payments that are four years old, 3% of the amount withdrawn attributable to Purchase Payments that are five years old, and 1% of the amount withdrawn attributable to Purchase Payments that are six years old. The age of Purchase Payments is considered 1 year old in the Contract Year we receive it and increases by one year on the beginning of the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals of your Earnings, on amounts attributed to Purchase Payments at least 7 years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than seven years plus additional Purchase Payments applied to your Contract during that Contract Year. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             Power of Tax Deferral

  $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

                       [TAX DEFERRAL GRAPH APPEARS HERE]

                           Taxable                 Tax-Deferred
                          Investment                Investment
                          ----------               ------------
      10 Years
         0%               $10,000.00                $10,000.00
         4%               $12,875.97                $13,073.56
         8%               $16,476.07                $17,417.12

      20 Years
         0%               $10,000.00                $10,000.00
         4%               $16,579.07                $17,623.19
         8%               $27,146.07                $33,430.13

      30 Years
         0%               $10,000.00                $10,000.00
         4%               $21,347.17                $24,357.74
         8%               $44,726.05                $68,001.00

                         DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc.

Pacific Select Distributors, Inc. (PSD), a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for acting as principal underwriter under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2000, 1999, and 1998, respectively, with regard to this Contract was $72,633,292, $90,274,920, and $58,491,244, respectively, of which $0 was retained.

                    THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                      YXZ

where
   (Y) = the Unit Value for that Subaccount as of the end of the preceding Business Day; and

   (Z) = the Net Investment Factor for that Subaccount for the period (a "valuation period") between that Business Day and the immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                                   (A/B) - C

where
   (A) = the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c where (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

      (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

      (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

   (B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

   (C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the charge for mortality and expense risks at a rate equal to 1.25% annually and the Administrative Charge at a rate equal to 0.15% annually (see CHARGES, FEES AND DEDUCTIONS in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, and any Enhanced Guaranteed Minimum Death Benefit Charge are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Contract Value, proportionately, relative to your Account Value in each Subaccount, in the Fixed Option, the DCA Plus Fixed Option and in each GIO in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, Enhanced Guaranteed Minimum Death Benefit Charge, GIA Charge, EEG Charge, withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% investment return, as described in more detail below.

  Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the "Assumed Investment Return" Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds its Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

  Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.05 = 1; 1 - 1 = 0; 0 * 100% = 0%.
----
1.05

If the net investment performance of a Subaccount's assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

  Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026 = 0.9771; 0.9771 - 1 = - 0.0229; - 0.0229 * 100% = - 2.29%.
-----
1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

  Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

  Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant's age and sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant's correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Systematic Transfer Programs

The GIOs and the DCA Plus Fixed Option are not available for any systematic transfer programs, except that if you elect DCA Plus, such transfers must be made from the DCA Plus Fixed Option. For a description of DCA Plus, including its limitations and restrictions, see HOW YOUR INVESTMENTS ARE ALLOCATED-- Transfers in the Prospectus. The Fixed Account is not available in connection with rebalancing and DCA Plus and may not be used as a source account for dollar cost averaging programs newly established by you. You may not use dollar cost averaging, DCA Plus and/or the earnings sweep at the same time.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your "source account"). You may choose any Investment Option (excluding the DCA Plus Fixed Option and the GIOs) as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Fixed or Variable Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, or (ii) your source Account Value is zero, or (iii) you annuitize. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use the earnings sweep, DCA Plus and dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Fixed, DCA Plus Fixed or Variable Investment Options; if you do not give us these specific directions, amounts will be deducted proportionately from your Account Value in each Fixed, DCA Plus Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below any minimum Account Value we establish, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a 10% tax penalty.

Death Benefit

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment; any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse.

Joint Annuitants on Qualified Contracts

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call us for more information.

1035 Exchanges

You may make your initial Investment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at 1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Investment) to us.

In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

Dividends

The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to your Contract Value. If you make no election, the dividend will be added to your Contract Value. We will allocate any dividend to Contract Value in accordance with your most recent allocation instructions, unless instructed otherwise. You should consult with your tax adviser before making an election.

                             FINANCIAL STATEMENTS

The statement of net assets of Separate Account A as of December 31, 2000 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2000. Pacific Life's consolidated financial statements as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

                             INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

   INDEPENDENT AUDITORS' REPORT
   ----------------------------

   Pacific Life Insurance Company and Subsidiaries:

   We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

   Deloitte & Touche LLP
   Costa Mesa, CA

   February 26, 2001

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                            December 31,
                                                            2000     1999
----------------------------------------------------------------------------
                                                            (In Millions)
ASSETS
Investments:
  Securities available for sale at estimated fair value:
    Fixed maturity securities                              $15,136  $14,814
    Equity securities                                          179      295
  Trading securities at fair value                              71      100
  Mortgage loans                                             3,026    2,920
  Real estate                                                  243      236
  Policy loans                                               4,680    4,258
  Other investments                                          2,654      883
---------------------------------------------------------------------------
TOTAL INVESTMENTS                                           25,989   23,506
Cash and cash equivalents                                      211      439
Deferred policy acquisition costs                            1,785    1,446
Accrued investment income                                      335      287
Other assets                                                   535      832
Separate account assets                                     25,918   23,613
---------------------------------------------------------------------------
TOTAL ASSETS                                               $54,773  $50,123
===========================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life and investment-type products              $19,410  $19,046
  Future policy benefits                                     4,531    4,386
  Short-term and long-term debt                                359      224
  Other liabilities                                          1,323      939
  Separate account liabilities                              25,918   23,613
---------------------------------------------------------------------------
TOTAL LIABILITIES                                           51,541   48,208
---------------------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                       30       30
  Paid-in capital                                              147      140
  Unearned ESOP shares                                          (6)     (12)
  Retained earnings                                          3,030    2,035
  Accumulated other comprehensive income (loss)                 31     (278)
---------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                   3,232    1,915
---------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                 $54,773  $50,123
===========================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                      Years Ended December 31,
                                                       2000     1999     1998
-------------------------------------------------------------------------------
                                                           (In Millions)
REVENUES
Universal life and investment-type product policy
 fees                                                  $  769   $  654   $  525
Insurance premiums                                        552      484      537
Net investment income                                   1,615    1,473    1,414
Net realized investment gains                           1,002      102       40
Commission revenue                                        270      234      220
Other income                                              209      145      112
-------------------------------------------------------------------------------
TOTAL REVENUES                                          4,417    3,092    2,848
-------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life and investment-
 type products                                            934      904      881
Policy benefits paid or provided                          879      735      757
Commission expenses                                       576      485      387
Operating expenses                                        575      453      468
-------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                             2,964    2,577    2,493
-------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                1,453      515      355
Provision for income taxes                                458      144      113
-------------------------------------------------------------------------------

NET INCOME                                             $  995   $  371   $  242
===============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                Accumulated Other
                                                                           Comprehensive Income (Loss)
                                                                     ---------------------------------------
                                                                      Unrealized                Unrealized
                                                                      Gain/(Loss)    Foreign      Gain on
                                                   Unearned          On Securities  Currency    Interest in
                                    Common Paid-in   ESOP   Retained Available for Translation     PIMCO
                                    Stock  Capital  Shares  Earnings   Sale, Net   Adjustment  Advisors L.P. Total
-------------------------------------------------------------------------------------------------------------------
                                                                     (In Millions)
BALANCES, JANUARY 1, 1998            $30    $120             $1,422      $578          $(3)                  $2,147
Comprehensive income:
  Net income                                                    242                                             242
  Other comprehensive income (loss)                                       (71)           4                      (67)
                                                                                                             ------
Total comprehensive income                                                                                      175
Issuance of partnership units by
 PIMCO Advisors L.P.                           6                                                                  6
-------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1998           30     126              1,664       507            1                    2,328
Comprehensive loss:
  Net income                                                    371                                             371
  Other comprehensive loss                                               (785)          (1)                    (786)
                                                                                                             ------
Total comprehensive loss                                                                                       (415)
Issuance of partnership units by
 PIMCO Advisors L.P.                          11                                                                 11
Capital contribution                           3                                                                  3
Purchase of ESOP note                                $(13)                                                      (13)
Allocation of unearned ESOP Shares                      1                                                         1
-------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1999           30     140      (12)    2,035      (278)          -                     1,915
Comprehensive income:
  Net income                                                    995                                             995
  Other comprehensive income (loss)                                       236           (4)         $77         309
                                                                                                             ------
Total comprehensive income                                                                                    1,304
Issuance of partnership units by
 PIMCO Advisors L.P.                           5                                                                  5
Allocation of unearned ESOP Shares             2        6                                                         8
-------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2000          $30    $147     $ (6)   $3,030      $(42)         $(4)         $77      $3,232
===================================================================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                   Years Ended December 31,
                                                   2000        1999      1998
--------------------------------------------------------------------------------
                                                         (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                          $   995   $   371   $   242
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Amortization on fixed maturity securities             (72)      (78)      (39)
  Depreciation and other amortization                    36        21        26
  Earnings of equity method investees                   (23)      (93)      (99)
  Deferred income taxes                                 424        (8)      (21)
  Net realized investment gains                      (1,002)     (102)      (40)
  Net change in deferred policy acquisition costs      (339)     (545)     (172)
  Interest credited to universal life and
   investment-type products                             934       904       881
  Change in trading securities                           29        (3)      (14)
  Change in accrued investment income                   (48)      (28)        3
  Change in future policy benefits                      145        58       (10)
  Change in other assets and liabilities                 86       206       102
--------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES             1,165       703       859
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available for sale:
  Purchases                                          (2,903)   (4,173)   (4,331)
  Sales                                               1,595     2,334     2,209
  Maturities and repayments                           1,601     1,400     2,222
Repayments of mortgage loans                            700       681       335
Proceeds from sales of mortgage loans and real
 estate                                                   1        24        43
Purchases of mortgage loans and real estate            (806)     (886)   (1,246)
Distributions from partnerships                          62       138       120
Change in policy loans                                 (422)     (255)     (130)
Cash received from acquisition of insurance block
 of business                                                      165
Other investing activity, net                          (720)      255      (466)
--------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                  (892)     (317)   (1,244)
--------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                               Years Ended December 31,
(Continued)                                     2000      1999      1998
--------------------------------------------------------------------------
                                                    (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $  4,090  $  4,453  $  4,007
  Withdrawals                                   (4,734)   (4,322)   (3,771)
Net change in short-term and long-term debt        135      (220)      192
Purchase of ESOP note                                        (13)
Allocation of unearned ESOP shares                   8         1
--------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                       (501)     (101)      428
--------------------------------------------------------------------------

Net change in cash and cash equivalents           (228)      285        43
Cash and cash equivalents, beginning of year       439       154       111
--------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR        $    211  $    439  $    154
==========================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES

In connection with the acquisition of an annuity block of business in 1999, as discussed in Note 4, the following assets and liabilities were assumed:

     Fixed maturity securities                          $  1,593
     Cash and cash equivalents                               165
     Other assets                                            100
                                                        --------
        Total assets assumed                            $  1,858
                                                        ========

     Annuity reserves                                   $  1,847
     Other liabilities                                        11
                                                        --------
        Total liabilities assumed                       $  1,858
                                                        ========

==========================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid                             $     74  $     83  $    128
Interest paid                                 $     28  $     23  $     24
==========================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION AND DESCRIPTION OF BUSINESS

   Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

   Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

   NEW ACCOUNTING PRONOUNCEMENTS

   On January 1, 2000, the Company adopted the American Institute of Certified Public Accountants Statement of Position (SOP) 98-7, Deposit
   Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk. SOP 98-7 provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. Adoption of this SOP did not have a material impact on the Company's consolidated financial statements.

   In September 2000, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125. SFAS No. 140 revises the standards of accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures, but it carries over most of SFAS No. 125's provisions without reconsideration. It is effective for transfers of financial assets and extinguishments of liabilities occurring after March 31, 2001 and is effective for recognition and reclassification of collateral for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. Implementation of SFAS No. 140 is not expected to have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2001, the Company will adopt the requirements of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133, and SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of FASB Statement No. 133, and supplemented by implementation guidance issued by the FASB's Derivatives Implementation Group. SFAS No. 133 requires, among other things, that all derivatives be recognized as either assets or liabilities and measured at estimated fair value. The corresponding derivative gains and losses should be

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   reported based upon the hedge relationship, if such a relationship exists. Changes in the estimated fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS No. 133 are required to be reported in income. SFAS No. 138 amended SFAS No. 133 so that for interest rate hedges, a company may designate as the hedged risk, the risk of changes only in a benchmark interest rate. Also, credit risk is newly defined as the company-specific spread over the benchmark interest rate and may be hedged separately from, or in combination with, the benchmark interest rate. Implementation of SFAS No. 133, as amended, is not expected to have a material impact on the Company's consolidated financial statements. However, the FASB's Derivative Implementation Group continues to deliberate on multiple issues, the resolution of which could have a significant impact on the Company's expectations.

   INVESTMENTS

   Available for sale fixed maturity securities and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, recorded as a component of other comprehensive income
   (loss). The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. Trading securities are reported at fair value with unrealized gains and losses included in net realized investment gains.

   For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gains.

   Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are recorded as a component of other comprehensive income (loss), similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or liabilities. Unrealized gains and losses of other derivatives are included in net realized investment gains.

   Mortgage loans, net of valuation allowances, and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

   Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments.

   Investments in Low Income Housing Tax Credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method or the equity method. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $33 million, $22 million and $11 million for the years ended December 31, 2000, 1999 and 1998, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   The Company, through its wholly owned subsidiary Pacific Asset Management LLC and subsidiaries (PAM), had an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. (PIMCO Advisors) as of December 31, 1999 and May 4, 2000, through the direct and indirect ownership of PIMCO Advisors' Class A limited partnership units (Class A units). This interest was accounted for using the equity method through May 4, 2000.

   On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO Advisors other than those beneficially owned by PAM. PAM exchanged its Class A units for a new security, PIMCO Advisors Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the Class A units exchanged, or $38.75 per unit, the per unit value that Allianz paid to acquire its interest in PIMCO Advisors. This gain is included in net realized investment gains for the year ended December 31, 2000. A net deferred tax liability in the amount of $365 million was also established.

   As a result of this transaction, the Company has virtually no influence over PIMCO Advisors' operating and financial policies. Effective May 5, 2000, the interest in PIMCO Advisors is being accounted for using the cost method. The interest in PIMCO Advisors, which is included in other investments, is being reported at estimated fair value, as determined by the put and call option price described below. An unrealized gain of $124 million, net of deferred income taxes of $47 million, is reported as a component of other comprehensive income (loss).

   In connection with this transaction, PAM entered into a Continuing Investment Agreement with Allianz with respect to its interest in PIMCO Advisors. The interest in PIMCO Advisors held by PAM is subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO Advisors held by PAM. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO Advisors to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Components of deferred policy acquisition costs are as follows:

                                                  Years Ended December 31,
                                                    2000      1999     1998
                                                  ---------------------------
                                                       (In Millions)
        Balance, January 1                          $1,446    $  901    $717
        Additions:
          Capitalized during the year                  621       538     275
          Acquisition of insurance block of
           business                                               75
                                                  --------------------------
        Total additions                                621       613     275
                                                  --------------------------
        Amortization:
          Allocated to commission expenses            (174)     (112)    (68)
          Allocated to operating expenses              (54)      (49)    (29)
          Allocated to unrealized gains (losses)       (54)       93       6
                                                  --------------------------
        Total amortization                            (282)      (68)    (91)
                                                  --------------------------
        Balance, December 31                        $1,785  $  1,446    $901
                                                  ==========================

   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   Universal life and investment-type products, including guaranteed interest contracts and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4.0% to 8.4% during 2000, 1999 and 1998.

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2000, 1999 and 1998. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2000 and 1999, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

   REVENUES, BENEFITS AND EXPENSES

   Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

   INCOME TAXES

   Pacific Life is taxed as a life insurance company for income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated income tax returns of PMHC and are allocated an expense or benefit based principally on the effect of including their operations in the consolidated provisions. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at estimated fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

   RISKS AND UNCERTAINTIES

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 2000 financial statement presentation.

2. STATUTORY RESULTS

   The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                          December 31,
                                                           2000    1999
                                                          --------------
                                                          (In Millions)
         Statutory capital and surplus                    $1,678  $1,219
           Deferred policy acquisition costs               1,764   1,399
           Asset valuation reserve                           524     232
           Deferred income taxes                             181     305
           Non admitted assets                               115      83
           Subsidiary equity                                  50      25
           Accumulated other comprehensive income (loss)      31    (278)
           Surplus notes                                    (150)   (150)
           Insurance and annuity reserves                   (767)   (845)
           Other                                            (194)    (75)
                                                          --------------
         Stockholder's equity as reported herein          $3,232  $1,915
                                                          ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)


                                               Years Ended December 31,
                                                2000      1999      1998
                                              ----------------------------
                                                    (In Millions)
         Statutory net income                 $    141  $    168  $    188
           Earnings of subsidiaries                674       (27)      (33)
           Deferred policy acquisition costs       393       379       177
           Deferred income taxes                   (87)       (3)       18
           Insurance and annuity reserves         (106)     (184)     (145)
           Other                                   (20)       38        37
                                              ----------------------------
         Net income as reported herein        $    995  $    371  $    242
                                              ============================

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the National Association of Insurance Commissioners (NAIC) to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2000 and 1999, Pacific Life and Pacific Life & Annuity Company (PL&A), a wholly owned Arizona domiciled life insurance subsidiary of Pacific Life, exceeded the minimum risk-based capital requirements.

   CODIFICATION

   In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (Codification). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Insurance Departments of the States of Arizona and California will require adoption of Codification for the preparation of statutory financial statements effective January 1, 2001. The impact of adopting Codification will be reported as an adjustment to statutory surplus on the effective date. The Company has not yet finalized the effects of adopting Codification, but anticipates that there will not be any adverse effect on the statutory surplus of Pacific Life or PL&A.

   PERMITTED PRACTICE

   Effective May 5, 2000, the Insurance Department of the State of California approved a permitted practice allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of Codification, for its investment in PAM. Under this permitted practice, PAM is accounted for using the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for any tax effects not recorded at PAM due to its limited liability company structure.

   Prior to May 5, 2000, net cash distributions received on PAM's interest in PIMCO Advisors were recorded as income, as permitted by the Insurance Department of the State of California.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 2000 statutory results, Pacific Life could pay $161 million in dividends in 2001 without prior approval. No dividends were paid during 2000, 1999 and 1998.

   The maximum amount of ordinary dividends that can be paid by PL&A without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 2000, 1999 and 1998. Based on this limitation and 2000 statutory results, PL&A could pay $22 million in dividends in 2001 without prior approval.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $290 million and $294 million as of December 31, 2000 and 1999, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $330 million and $342 million as of December 31, 2000 and 1999, respectively. The contribution to income from the Closed Block amounted to $6 million, $4 million and $5 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2000, 1999 and 1998, respectively.

4. ACQUISITIONS

   In 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation (Confederation Life). On the effective date, this block of business consisted of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash. The cost of acquiring this annuity business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, is included in deferred policy acquisition costs.

   During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC, which owns 100% of a real estate investment property in Arizona.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS

   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                Gross Unrealized
                                      Amortized -----------------  Estimated
                                        Cost     Gains    Losses   Fair Value
                                      ---------------------------------------
                                                  (In Millions)
    As of December 31, 2000:
    ------------------------
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $    32      $  2             $    34
    Obligations of states and
     political subdivisions                641        55     $  1        695
    Foreign governments                    302        20        5        317
    Corporate securities                 8,780       258      232      8,806
    Mortgage-backed and asset-backed
     securities                          5,230       101      100      5,231
    Redeemable preferred stock              52         9        8         53
                                      --------------------------------------
    Total fixed maturity securities    $15,037      $445     $346    $15,136
                                      ======================================
    Total equity securities            $   173      $ 18     $ 12    $   179
                                      ======================================
    As of December 31, 1999:
    ------------------------
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $    93      $  9     $  1    $   101
    Obligations of states and
     political subdivisions                642        13       28        627
    Foreign governments                    285        11        7        289
    Corporate securities                 8,740       220      387      8,573
    Mortgage-backed and asset-backed
     securities                          5,324        34      251      5,107
    Redeemable preferred stock             108        14        5        117
                                      --------------------------------------
    Total fixed maturity securities    $15,192      $301     $679    $14,814
                                      ======================================
    Total equity securities            $   269      $ 57     $ 31    $   295
                                      ======================================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   The amortized cost and estimated fair value of fixed maturity securities available for sale as of December 31, 2000, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                     Amortized Estimated
                                                       Cost    Fair Value
                                                     --------------------
                                                        (In Millions)
        Due in one year or less                       $   538    $   545
        Due after one year through five years           3,669      3,749
        Due after five years through ten years          2,833      2,835
        Due after ten years                             2,767      2,776
                                                     -------------------
                                                        9,807      9,905
        Mortgage-backed and asset-backed securities     5,230      5,231
                                                     -------------------
        Total                                         $15,037    $15,136
                                                     ===================

   Major categories of investment income are summarized as follows:

                                   Years Ended December 31,
                                     2000    1999    1998
                                   ------------------------
                                        (In Millions)
        Fixed maturity securities    $1,109  $1,030  $  930
        Equity securities                13      15      14
        Mortgage loans                  225     205     175
        Real estate                      61      46      38
        Policy loans                    182     159     161
        Other                           155     132     203
                                   ------------------------
          Gross investment income     1,745   1,587   1,521
        Investment expense              130     114     107
                                   ------------------------
          Net investment income      $1,615  $1,473  $1,414
                                   ========================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   Net realized investment gain, including changes in valuation allowances, are as follows:

                                             Years Ended December 31,
                                               2000      1999    1998
                                             ---------------------------
                                                   (In Millions)
        Fixed maturity securities               $    2     $ 16    $  8
        Equity securites                           (13)      58      35
        Mortgage loans                              11       10     (11)
        Real estate                                 (3)      18       1
        Interest in PIMCO Advisors (Note 1)      1,082
        Other investments                          (77)               7
                                             --------------------------
        Total                                   $1,002     $102    $ 40
                                             ==========================

   The change in gross unrealized gain on investments in available for sale and trading securities is as follows:

                                           December 31,
                                        2000   1999    1998
                                        --------------------
                                          (In Millions)
        Available for sale securities:
          Fixed maturity                $477  $ ( 925) $(229)
          Equity                         (20)    (157)    63
                                        --------------------
        Total                           $457  $(1,082) $(166)
                                        --------------------
        Trading securities              $  6  $     0  $   3
                                        ====================

   Gross gains of $125 million, $188 million and $113 million and gross losses of $44 million, $62 million and $39 million on sales of available for sale securities were realized for the years ended December 31, 2000, 1999 and 1998, respectively.

   As of December 31, 2000 and 1999, investments in fixed maturity securities with a carrying value of $13 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company's interest in PIMCO Advisors (Note 1) exceeds 10% of total stockholder's equity as of December 31, 2000.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FINANCIAL INSTRUMENTS

   The estimated fair values of the Company's financial instruments are as follows:

                                         December 31, 2000   December 31, 1999
                                        ------------------- -------------------
                                        Carrying  Estimated Carrying  Estimated
                                        Amount   Fair Value   Amount Fair Value
                                        ---------------------------------------
                                                     (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 5)              $15,315   $15,315   $15,109   $15,109
      Trading securities                     71        71       100       100
      Mortgage loans                      3,026     3,246     2,920     2,984
      Policy loans                        4,680     4,680     4,258     4,258
      Cash and cash equivalents             211       211       439       439
      Interest in PIMCO Advisors (Note
       1)                                 1,548     1,548
      Derivative instruments (Note 7)        15        15        44        44
    Liabilities:
      Guaranteed interest contracts       6,676     6,803     6,365     6,296
      Deposit liabilities                   470       483       545       534
      Annuity liabilities                 1,114     1,114     1,305     1,305
      Short-term debt                       195       195        60        60
      Long-term debt                        164       166       164       164
      Derivative instruments (Note 7)       445       445       230       230

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2000 and 1999:

   TRADING SECURITIES

   The fair value of trading securities is based on quoted market prices.

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

   CASH AND CASH EQUIVALENTS

   The carrying values approximate fair values due to the short-term maturities of these instruments.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FINANCIAL INSTRUMENTS (Continued)

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   LONG-TERM DEBT

   The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest on the debt is approximately the same as current market rates.

   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

   Pacific Life has issued certain contracts to 401(k) plans totaling $1.7 billion as of December 31, 2000, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

7. DERIVATIVE INSTRUMENTS

   Derivatives are financial instruments whose value or cash flows are derived from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used as leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk, as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

   Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized on the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)

   Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 2000 and 1999 are as follows:

                                                          Assets (Liabilities)
                                                -----------------------------------------
                                 Notional or    Carrying  Estimated  Carrying  Estimated
                              Contract Amounts   Value    Fair Value  Value    Fair Value
                              ----------------- --------  ---------- --------  ----------
                                2000     1999     2000       2000      1999       1999
                              -----------------------------------------------------------
                                                    (In Millions)
    Interest rate floors,
     caps, options
     and swaptions              $  715   $1,003   $  15      $  15     $   5       $   5
    Interest rate swap
     contracts                   2,649    2,867     (89)       (89)       39          39
    Asset swap contracts            87       58      (3)        (3)       (4)         (4)
    Credit default and total
     return swaps                3,809    2,062    (129)      (129)      (43)        (43)
    Financial futures
     contracts                      26      677
    Foreign currency
     derivatives                 2,488    1,685    (224)      (224)     (183)       (183)
                              ----------------------------------------------------------
     Total derivatives          $9,774   $8,352   $(430)     $(430)    $(186)      $(186)
                              ==========================================================

   A reconciliation of the notional or contract amounts and discussion of the various derivative instruments are as follows:

                                   Balance               Terminations Balance
                                  Beginning                  and      End of
                                   of Year  Acquisitions  Maturities   Year
                                  -------------------------------------------
                                                 (In Millions)
    December 31, 2000:
    ------------------
    Interest rate floors, caps,
     options and swaptions         $1,003      $  160       $  448    $  715
    Interest rate swap contracts    2,867       2,420        2,638     2,649
    Asset swap contracts               58          45           16        87
    Credit default and total
     return swaps                   2,062       2,853        1,106     3,809
    Financial futures contracts       677       2,731        3,382        26
    Foreign currency derivatives    1,685       1,079          276     2,488
                                  ------------------------------------------
     Total                         $8,352      $9,288       $7,866    $9,774
                                  ==========================================
    December 31, 1999:
    ------------------
    Interest rate floors, caps,
     options and swaptions         $2,653      $  671       $2,321    $1,003
    Interest rate swap contracts    2,608       1,226          967     2,867
    Asset swap contracts               63           8           13        58
    Credit default and total
     return swaps                     650       1,617          205     2,062
    Financial futures contracts       609       5,587        5,519       677
    Foreign currency derivatives    1,131         874          320     1,685
                                  ------------------------------------------
     Total                         $7,714      $9,983       $9,345    $8,352
                                  ==========================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)

   The following table presents the notional amounts of derivative financial instruments by maturity as of December 31, 2000:

                                                                      Remaining Life
                                                       ---------------------------------------------
                                                                 After One    After Five
                                                       One Year Year Through Years Through After Ten
                                                       or Less   Five Years    Ten Years     Years   Total
                                                       ----------------------------------------------------
                                                                          (In Millions)
    Interest rate floors, caps, options and swaptions   $   15     $  450       $  250               $  715
    Interest rate swap contracts                            43      1,204        1,109      $  293    2,649
    Asset swap contracts                                     4         83                                87
    Credit default and total return swaps                  962      2,265          240         342    3,809
    Financial futures contracts                             26                                           26
    Foreign currency derivatives                            44        813        1,205         426    2,488
                                                       ----------------------------------------------------
    Total                                               $1,094     $4,815       $2,804      $1,061   $9,774
                                                       ====================================================

   Interest Rate Floors, Caps, Options and Swaptions
   -------------------------------------------------

   The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income over the term of the agreement.

   Interest Rate Swap Contracts
   ----------------------------

   The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income over the life of the agreements.

   Asset Swap Contracts
   --------------------

   The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income over the life of the agreements.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVE INSTRUMENTS (Continued)

   Credit Default and Total Return Swaps
   -------------------------------------

   The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. Fee amounts received or paid pursuant to these agreements are recognized in net investment income over the life of the agreements.

   Financial Futures Contracts
   ---------------------------

   The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

   Foreign Currency Derivatives
   ----------------------------

   The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income over the life of the agreements.

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   The detail of universal life and investment-type product liabilities is as follows:

                                      December 31,
                                      2000    1999
                                     ---------------
                                      (In Millions)
           Universal life            $11,405 $10,808
           Investment-type products    8,005   8,238
                                     ---------------
                                     $19,410 $19,046
                                     ===============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS (Continued)

   The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

                                       Years Ended December 31,
                                        2000     1999     1998
                                      --------------------------
                                            (In Millions)
          Policy fees:
            Universal life                $541     $509     $440
            Investment-type products       228      145       85
                                      --------------------------
          Total policy fees               $769     $654     $525
                                      ==========================
          Interest credited:
            Universal life                $467     $444     $441
            Investment-type products       467      460      440
                                      --------------------------
          Total interest credited         $934     $904     $881
                                      ==========================

9. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

   Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

                                        Years Ended December 31,
                                                2000      1999
                                        --------------------------
                                              (In Millions)
          Balance at January 1                  $116      $137
            Less reinsurance
             recoverables
                                        --------------------------
          Net balance at January 1               116       137
                                        --------------------------
          Incurred related to:
            Current year                         412       377
            Prior years                          (33)      (34)
                                        --------------------------
          Total incurred                         379       343
                                        --------------------------
          Paid related to:
            Current year                         300       287
            Prior years                           65        77
                                        --------------------------
          Total paid                             365       364
                                        --------------------------
          Net balance at December 31             130       116
            Plus reinsurance
             recoverables
                                        --------------------------
          Balance at December 31                $130      $116
                                        ==========================

   As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $33 million and $34 million for the years ended December 31, 2000 and 1999, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. SHORT-TERM AND LONG-TERM DEBT

   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2000 and 1999. As of December 31, 2000 and 1999, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 2000 and 1999.

   PAM had bank borrowings outstanding of $195 million and $60 million as of December 31, 2000 and 1999, respectively. The interest rate was 6.9% and 6.0% as of December 31, 2000 and 1999, respectively. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM as of December 31, 2000 and 1999 was $215 million and $100 million, respectively.

   In connection with Pacific Life's acquisition of Grayhawk Golf Holdings, LLC in 1999, the Company assumed a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 2000 and 1999 was $15 million.

   Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2000, 1999 and 1998 and is included in net investment income.

11. INCOME TAXES

   The provision for income taxes is as follows:

                      Years Ended December 31,
                       2000     1999      1998
                     ---------------------------
                           (In Millions)
           Current       $ 34     $152      $134
           Deferred       424       (8)      (21)
                     ---------------------------
                         $458     $144      $113
                     ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The sources of the Company's provision for deferred taxes are as follows:

                                                   Years Ended December 31,
                                                    2000      1999      1998
                                                  ----------------------------
                                                        (In Millions)
    Nonmonetary exchange of PIMCO Advisors
     units (Note 1)                                   $447
    Deferred policy acquisition costs                   57      $ 20      $(13)
    Policyholder reserves                               19        51       (30)
    Partnership income                                   3       (25)       21
    Duration hedging                                     3       (30)       21
    Nondeductible reserves                               1         4        28
    Investment valuation                               (19)      (28)      (24)
    Other                                               (5)                 (3)
                                                  ----------------------------
    Deferred taxes from operations                     506        (8)       -
    Release of deferred taxes in connection with
     the nonmonetary exchange of PIMCO Advisors
     units (Note 1)                                    (82)
    Release of subsidiary deferred taxes                                   (21)
                                                  ----------------------------
    Provision for deferred taxes                      $424      $ (8)     $(21)
                                                  ============================

   In connection with the nonmonetary exchange of partnership units at PIMCO Advisors, certain nonoperating deferred taxes previously established were released.

   The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes in 1998.

   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                 Years Ended December 31,
                                                  2000      1999      1998
                                                ----------------------------
                                                      (In Millions)
     Provision for income taxes at the
      statutory rate                                $509      $180      $124
       State income taxes                             25
       Nontaxable investment income                   (6)       (7)       (4)
       Low income housing tax credits                (22)      (19)       (4)
       Book to tax basis difference on
        nonmonetary exchange of PIMCO Advisors
        units (Note 1)                               (35)
       Other                                         (13)      (10)       (3)
                                                ----------------------------
     Provision for income taxes                     $458      $144      $113
                                                ============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The net deferred tax asset (liability), included in other liabilities and other assets as of December 31, 2000 and 1999, respectively, is comprised of the following tax effected temporary differences:

                                                               December 31,
                                                               2000     1999
                                                              ---------------
                                                              (In Millions)
        Deferred tax assets
          Policyholder reserves                                 $ 184    $204
          Investment valuation                                     92      73
          Deferred compensation                                    35      35
          Duration hedging                                         18      21
          Postretirement benefits                                   8       9
          Dividends                                                 7       8
          Other                                                    11      10
                                                              ---------------
        Total deferred tax assets                                 355     360

        Deferred tax liabilities
          Nonmonetary exchange of PIMCO Advisors units (Note
           1)                                                     429
          Deferred policy acquisition costs                       101      44
          Partnership income                                       16
          Depreciation                                              2       3
                                                              ---------------
        Total deferred tax liabilities                            548      47
                                                              ---------------
          Net deferred tax asset (liability) from operations     (193)    313
          Unrealized (gain) loss on securities                    (23)    151
          Issuance of partnership units by PIMCO Advisors                 (81)
                                                              ---------------
          Net deferred tax asset (liability)                    $(216)   $383
                                                              ===============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.COMPREHENSIVE INCOME (LOSS)

   The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder's equity and as follows. Other comprehensive income (loss) is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of other comprehensive income (loss) is as follows:

                                           For the Years Ended December 31,
                                              2000         1999        1998
                                           ------------------------------------
                                                     (In Millions)
    Gross Holding Gain (Loss):
      Holding gain (loss) on securities
       available for sale                       $ 388       $(1,175)      $(58)
      Income tax (expense) benefit               (135)          411         20

    Reclassification adjustment:
      Realized (gain) loss on sale of
       securities available for sale                3           (78)       (43)
      Income tax expense (benefit)                 (2)           28         15
    Allocation of holding (gain) loss
     to deferred policy acquisition costs         (27)           44         (7)
    Income tax (expense) benefit                    9           (15)         2
                                           -----------------------------------
    Net unrealized gain (loss) on
     securities available for sale                236          (785)       (71)

    Foreign currency translation
     adjustment                                    (4)           (1)         4
    Unrealized gain on interest in PIMCO
     Advisors                                      77
                                           -----------------------------------
    Other comprehensive income (loss)           $ 309         $(786)      $(67)
                                           ===================================


13. REINSURANCE

   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                   December 31,
                                    2000    1999
                                   --------------
                                   (In Millions)
      Universal life deposits        $(66)   $(55)
      Future policy benefits          156     142
      Unpaid claims                    26       9
      Paid claims                      13       6
      Other                            33       9
                                   --------------
      Net reinsurance recoverable    $162    $111
                                   ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE (Continued)

   As of December 31, 2000, 70% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

                           Years Ended December 31,
                             2000     1999     1998
                           ---------------------------
                                (In Millions)
      Direct premiums         $ 646     $563     $603
      Ceded reinsurance        (108)     (93)     (83)
      Assumed reinsurance        14       14       17
                           --------------------------
      Insurance premiums      $ 552     $484     $537
                           --------------------------

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                     Years Ended December 31,
                                                      2000     1999     1998
                                                    --------------------------
                                                          (In Millions)
      Ceded reinsurance netted against policy fees   $    74     $ 52     $ 65
      Ceded reinsurance netted against net
       investment income                                 244      212      203
      Ceded reinsurance netted against interest
       credited                                          161      111      163
      Ceded reinsurance netted against policy
       benefits                                          110       88      121
      Assumed reinsurance included in policy
       benefits                                           12        8       18

14. SEGMENT INFORMATION

   The Company has five operating segments: Life Insurance, Institutional Products, Annuities, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

   Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO Advisors transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, it's activities will be included in Corporate and Other. PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

     The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group that has produced over 10% of the segment's in force business.

     The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team.

     The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers (NASD) firms, and regional and national wirehouses.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

     The Group Insurance segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

     The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,100 registered representatives.

     Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.

   The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and investment gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment's actual tax provision.

   Commission income and expense includes commissions paid by the Life Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Elimination of this income and expense is included in the Corporate and Other segment. Investment Management segment assets have been reduced by an intersegment note payable of $101 million as of December 31, 1999. The related intersegment note receivable is included in Corporate and Other segment assets.

   The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

   Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant noncash item disclosed herein is interest credited to universal life and investment-type products.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2000, except for the Investment Management segment, which is for the period ended May 4, 2000:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other  Total
    ---------------------------------------------------------------------------------------------------------
                                                               (In Millions)
    REVENUES
    Policy fees               $   541     $     3     $   225                                         $   769
    Insurance premiums            (49)         64           2    $511                        $   24       552
    Net investment income         606         773          58      29       $49      $  1        99     1,615
    Net realized investment
     gains                        (19)        (38)         (4)     (7)       10               1,060     1,002
    Commission revenue                                                                687      (417)      270
    Other income                   32           8          97       4         6        23        39       209
                             --------------------------------------------------------------------------------
    Total revenues              1,111         810         378     537        65       711       805     4,417
                             --------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Interest credited             474         395          53                                    12       934
    Policy benefits               190         298           6     385                                     879
    Commission expenses           161           2         135      36                 650      (408)      576
    Operating expenses            159          20         126      93        27        47       103       575
                             --------------------------------------------------------------------------------
    Total benefits and
     expenses                     984         715         320     514        27       697      (293)    2,964
                             --------------------------------------------------------------------------------

    Income before provision
      for income taxes            127          95          58      23        38        14     1,098     1,453
    Provision for income
     taxes                         29          18          21       6         8         6       370       458
                             --------------------------------------------------------------------------------

    Net income                $    98     $    77     $    37    $ 17       $30      $  8    $  728   $   995
                             ================================================================================

    Total assets              $17,221     $17,908     $16,661    $374                $ 72    $2,537   $54,773
    Deferred policy
     acquisition costs        $   814     $    75     $   886                                $   10   $ 1,785
    Separate account assets   $ 3,543     $ 7,104     $15,271                                         $25,918
    Policyholder and
     contract liabilities     $12,428     $10,218     $ 1,019    $189                        $   87   $23,941
    Separate account
     liabilities              $ 3,543     $ 7,104     $15,271                                         $25,918

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 1999:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other  Total
    ---------------------------------------------------------------------------------------------------------
                                                               (In Millions)
    REVENUES
    Policy fees               $   509     $     3     $   142                                         $   654
    Insurance premiums            (32)         25           6    $476                         $  9        484
    Net investment income         580         644          78      23       $116      $ 1       31      1,473
    Net realized investment
     gains                         13          27                  (1)        10                53        102
    Commission revenue                                                                583     (349)       234
    Other income                   25          11          57       3         15       19       15        145
                             --------------------------------------------------------------------------------
    Total revenues              1,095         710         283     501        141      603     (241)     3,092
                             --------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Interest credited             451         384          65                                    4        904
    Policy benefits               174         197          10     354                                     735
    Commission expenses           163                      87      33                 549     (347)       485
    Operating expenses            128          17          48      84         78       42       56        453
                             --------------------------------------------------------------------------------
    Total benefits and
     expenses                     916         598         210     471         78      591     (287)     2,577
                             --------------------------------------------------------------------------------

    Income before provision
      for income taxes            179         112          73      30         63       12       46        515
    Provision for income
     taxes                         54          31          24      10         12        5        8        144
                             --------------------------------------------------------------------------------

    Net income                $   125     $    81     $    49    $ 20       $ 51      $ 7     $ 38    $   371
                             ================================================================================

    Total assets              $16,276     $17,649     $14,565    $342       $265      $61     $965    $50,123
    Deferred policy
     acquisition costs        $   750     $    77     $   617                                 $  2    $ 1,446
    Separate account assets   $ 3,312     $ 7,176     $13,125                                         $23,613
    Policyholder and
     contract liabilities     $11,832     $10,166     $ 1,191    $183                         $ 60    $23,432
    Separate account
     liabilities              $ 3,312     $ 7,176     $13,125                                         $23,613

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information for the year ended December 31, 1998:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other Total
    --------------------------------------------------------------------------------------------------------
                                                              (In Millions)
    REVENUES
    Policy fees               $  440       $  3        $ 82                                           $  525
    Insurance premiums           (24)        29           9      $508                         $  15      537
    Net investment income        587        566          88        23       $111     $  1        38    1,414
    Net realized investment
     gains                         4        (14)          5         2          4                 39       40
    Commission revenue                                                                405      (185)     220
    Other income                  15         11          33        13         17       16         7      112
                             -------------------------------------------------------------------------------
    Total revenues             1,022        595         217       546        132      422       (86)   2,848
                             -------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Interest credited            450        354          71                                       6      881
    Policy benefits              179        147          17       405                             9      757
    Commission expenses          113                     38        43                 376      (183)     387
    Operating expenses           129         19          58        88         72       36        66      468
                             -------------------------------------------------------------------------------
    Total benefits and
     expenses                    871        520         184       536         72      412      (102)   2,493
                             -------------------------------------------------------------------------------

    Income before provision
      for income taxes           151         75          33        10         60       10        16      355
    Provision for income
     taxes                        53         21          11         3          2        4        19      113
                             -------------------------------------------------------------------------------

    Net income                $   98       $ 54        $ 22      $  7       $ 58     $  6      $ (3)  $  242
                             ===============================================================================

15. EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees' existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   Components of the net periodic pension benefit are as follows:

                                                Years Ended December 31,
                                                 2000      1999      1998
                                               ----------------------------
                                                     (In Millions)
        Service cost - benefits earned during
         the year                                  $  6      $  5      $  4
        Interest cost on projected benefit
         obligation                                  12        11        11
        Expected return on plan assets              (17)      (16)      (15)
        Amortization of net obligations and
         prior service cost                          (4)       (2)       (2)
                                               ----------------------------
        Net periodic pension benefit               $ (3)     $ (2)     $ (2)
                                               ============================

   The following tables set forth the changes in benefit obligation and plan assets and funded status reconciliation:

                                                      December 31,
                                                       2000    1999
                                                      --------------
                                                      (In Millions)
        Change in Benefit Obligation:
        -----------------------------
        Benefit obligation, beginning of year           $156    $178
          Service cost                                     6       5
          Interest cost                                   12      11
          Plan expense                                    (1)
          Actuarial (gain) loss                            5     (31)
          Benefits paid                                   (8)     (7)
                                                      --------------
        Benefit obligation, end of year                 $170    $156
                                                      ==============

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year    $212    $195
          Actual return on plan assets                    (6)     24
          Plan expense                                    (1)
          Benefits paid                                   (8)     (7)
                                                      --------------
        Fair value of plan assets, end of year          $197    $212
                                                      ==============

        Funded Status Reconciliation:
        -----------------------------
        Funded status                                   $ 27    $ 56
        Unrecognized transition asset                     (1)    (48)
        Unrecognized prior service cost                           (2)
        Unrecognized actuarial gain                      (18)     (1)
                                                      --------------
        Prepaid pension cost                            $  8    $  5
                                                      ==============

   In determining the actuarial present value of the projected benefit obligation as of December 31, 2000 and 1999, the weighted average discount rate used was 7.5% and 8.0%, respectively, and the rate of increase in future compensation levels was 6.0% and 5.5%, respectively. The expected long-term rate of return on plan assets was 8.5% in 2000 and 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.EMPLOYEE BENEFIT PLANS (Continued)

   POSTRETIREMENT BENEFITS

   Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

   The net periodic postretirement benefit cost for the years ended December 31, 2000, 1999 and 1998 is $1 million. As of December 31, 2000 and 1999, the accumulated benefit obligation is $20 million. The fair value of the plan assets as of December 31, 2000 and 1999 is zero. The amount of accrued benefit cost included in other liabilities is $24 million as of December 31, 2000 and 1999.

   The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 10.0% and 8.0% for 2000 and 1999, respectively, and is assumed to decrease gradually to 5.0% in 2005 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 9.0% and 7.0% for 2000 and 1999, respectively, and is assumed to decrease gradually to 4.5% in 2005 and remain at that level thereafter.

   The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2000 would be increased by 7.8%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 7.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2000 would be decreased by 6.8%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.7%.

   The discount rate used in determining the accumulated postretirement benefit obligation is 7.5% and 8.0% for 2000 and 1999, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Life's RISP matches 75% of each employee contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $8 million, $6 million and $5 million for the years ended December 31, 2000, 1999 and 1998, respectively, and are included in operating expenses.

   The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million (ESOP Note) bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. Interest and

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999.

   The ESOP Note is included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

   The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts.

   The Company also has performance-based incentive compensation plans for its employees.

16. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $115 million, $70 million and $42 million for the years ended December 31, 2000, 1999 and 1998, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee that is based on an allocation of actual costs. Such administration fees amounted to $440,000, $265,000 and $232,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

17. TERMINATION AND NONCOMPETITION AGREEMENTS

   The Company had termination and noncompetition agreements with certain former key employees of PAM's subsidiaries. In connection with the closing of the PIMCO Advisors transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments.

   For the years ended December 31, 2000, 1999 and 1998, $14 million, $54 million and $49 million, respectively, is included in operating expenses related to these agreements.

18. COMMITMENTS AND CONTINGENCIES

   The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2001                      $200
          2002 through 2005          294
          2006 and thereafter        171
                                    ----
        Total                       $665
                                    ====

   The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $14 million, $9 million and $7 million for the years ended December 31, 2000, 1999 and 1998, respectively. Aggregate minimum future commitments as of December 31, 2000 through the term of the leases are approximately $68 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. COMMITMENTS AND CONTINGENCIES (Continued)

   Pacific Life was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by Pacific Life on or after January 1, 1982. Pacific Life has settled this litigation pursuant to a final settlement agreement approved by the Court in November 1998. The settlement agreement was implemented during 1999.

   Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

   ---------------------------------------------------------------------------

                                    PART II

Part C:  OTHER INFORMATION

     Item 24.  Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements

                    Part A:  None

                    Part B:

                           (1) Registrant's Financial Statements

                               Audited Financial Statements dated as of December 31, 2000 which are incorporated by reference from the 2000 Annual Report include the following for Separate Account A:

                                 Statements of Assets and Liabilities
                                 Statements of Operations
                                 Statements of Changes in Net Assets
                                 Notes to Financial Statements

                           (2) Depositor's Financial Statements

                               Audited Consolidated Financial Statements dated as of December 31, 2000 and 1999, and for the three year period ended December 31, 2000, included in Part B include the following for Pacific Life:

                                 Independent Auditors' Report
                                 Consolidated Statements of Financial Condition Consolidated Statements of Operations Consolidated Statements of Stockholder's Equity Consolidated Statements of Cash Flows
                                 Notes to Consolidated Financial Statements

                    (b)  Exhibits

                    1.   (a)  Resolution of the Board of Directors of the
                              Depositor authorizing establishment of Separate Account A and Memorandum establishing Separate Account A./1/

                         (b) Memorandum Establishing Two New Variable Accounts--Aggressive Equity and Emerging Markets Portfolios./1/

                         (c) Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws./3/

                    2.   Not applicable

                    3.   (a)  Distribution Agreement between Pacific Mutual Life
                              and Pacific Select Distributors, Inc. ("PSD") /1/

                         (b) Form of Selling Agreement between Pacific Mutual Life, PSD and Various Broker-Dealers /1/

                    4.   (a)  Form of Individual Flexible Premium Variable
                              Accumulation Annuity Contract /2/

                         (b)  Qualified Plan Loan Endorsement /1/

                         (c)  Qualified Pension Plan Rider /1/

                         (d)  403(b) Tax-Sheltered Annuity Rider /2/

                         (e)  Section 457 Plan Rider /1/

                         (f) Endorsement for 403(b) Texas Optional Retirement Program (ORP) /1/

                         (g) Individual Retirement Annuity Rider (Form 20-13900) /8/

                         (h) Roth Individual Retirement Annuity Rider (Form R-RIRA 198) /3/

                         (i) Simple Individual Retirement Annuity Rider (Form 20-13400) /8/

                         (j)  DCA Plus Fixed Option Endorsement
                              (Form E-DCA 697)/3/

                         (k) Guaranteed Minimum Death Benefit Endorsement (Form E-GMDB 398) /3/

                         (l) Enhanced Guaranteed Minimum Death Benefit Rider (Form R-EGMDB 398) /3/

                         (m) Guaranteed Income Advantage Rider (Form 23-113499) /5/

                         (n) Guaranteed Earnings Enhancement (GEE) Rider (Form No. 20-14900) /9/

                    5.   (a)  Variable Annuity Application. (Form No. 25-12410)
                              /8/

                         (b)  Variable Annuity PAC APP /1/

                         (c)  Application/Confirmation Form/6/

                         (d) Form of Guaranteed Earnings Enhancement (GEE) Rider Request Application /9/

                    6.   (a)  Pacific Life's Articles of Incorporation /3/

                         (b)  By-laws of Pacific Life /3/

                    7.   Not applicable

                    8.   Fund Participation Agreement

                         (a)  Fund Participation Agreement

                         (b) Addendum to Fund Participation Agreement (adding the Strategic Value and Focused 30 Portfolios)

                         (c) Addendum to Fund Participation Agreement (adding nine new Portfolios)

                    9. Opinion and Consent of legal officer of Pacific Mutual Life as to the legality of Contracts being registered. /1/

                    10.  Independent Auditors' Consent

                    11.  Not applicable

                    12.  Not applicable

                    13.  Performance Calculations

                    14.  Not applicable

                    15.  Powers of Attorney/6/

                    16.  Not applicable

/1/ Included in Registrant's Form N-4, File No. 33-88460, Accession No. 0000898430-96-001377 filed on April 19, 1996 and incorporated by reference herein.

/2/ Included in Registrant's Form N-4, File No. 33-88460, Accession No. 0001017062-97-000794 filed on April 30, 1997 and incorporated by reference herein.

/3/ Included in Registrant's Form N-4, File No. 33-88460, Accession No. 0001017062-98-000945 filed on April 29, 1998 and incorporated by reference herein.

/4/ Included in Registrant's Form N-4, File No. 33-88460, Accession No. 0001017062-99-000659 filed on April 15, 1999 and incorporated by reference.

/5/ Included in Registrant's Form 497, File No. 33-88460, Accession No. 0001017062-99-001607 filed on September 14, 1999 and incorporated by reference herein.

/6/ Included in Registrant's Form N-4/B, File No. 33-88460, Accession No. 0001017062-00-000577 filed on February 29, 2000 and incorporated by reference herein.

/7/ Included in Registrant's Form N-4/B, File No. 33-88460, Accession No. 0001017062-00-000955 filed on April 21, 2000 and incorporated by reference herein.

/8/ Included in Registrant's Form N-4/B, File No. 33-88460, Accession No. 0001017062-00-000955 filed on December 7, 2000 and incorporated by reference herein.

/9/ Included in Registrant's Form N-4/A, File No. 33-88460, Accession No. 0001017062-01-000459 filed on March 2, 2001, and incorporated by reference herein.

Item 25.  Directors and Officers of Pacific Life

                       Positions and Offices
Name and Address       with Pacific Life

Thomas C. Sutton       Director, Chairman of the Board, and Chief Executive
                       Officer

Glenn S. Schafer       Director and President

Khanh T. Tran          Director, Executive Vice President and Chief Financial
                       Officer

David R. Carmichael    Director, Senior Vice President and General Counsel

Audrey L. Milfs        Director, Vice President and Corporate Secretary

Edward R. Byrd         Vice President and Controller

Brian D. Klemens       Vice President and Treasurer

Gerald W. Robinson     Executive Vice President
______________________________
The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A

          The following is an explanation of the organization chart of Pacific Life's subsidiaries:

                  PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
                                   LEGAL STRUCTURE

          Pacific Life is a California Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 99% owned by Pacific Mutual Holding Company (a California Mutual Holding Company). Pacific Life is the parent company of Pacific Asset Management LLC (a Delaware Limited Liability Company), Pacific Life & Annuity Company (an Arizona Stock Life Insurance Company), Pacific Select Distributors, Inc., and World-Wide Holdings Limited (a United Kingdom Corporation). Pacific Life also has a 50% ownership of Pacific Mezzanine Associates, L.L.C. (a Delaware Limited Liability Company). A subsidiary of Pacific Mezzanine Associates, L.L.C. is Pacific Mezzanine Investors, L.L.C., (a Delaware Limited Liability Company) who is the sole general partner of the PMI Mezzanine Fund, L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Asset Management LLC owns PMRealty Advisors Inc. and Pacific Financial Products Inc. (a Delaware Corporation) and has a non-managing membership interest in Allianz-PacLife Partners LLC ( a Delaware Limited Liability Company), Pacific Financial Products, Inc. and Allianz-PacLife Partners LLC own the Class E units of PIMCO Advisors L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Select Distributors, Inc. include: Associated Financial Group, Inc. along with its subsidiary Associated Securities Corporation; Mutual Service Corporation (a Michigan Corporation), along with its subsidiaries Advisors' Mutual Service Center, Inc. (a Michigan Corporation) and Titan Value Equities Group, Inc.; and United Planners' Group, Inc. (an Arizona Corporation), along with its subsidiary United Planners' Financial Services of America (an Arizona Limited Partnership). Subsidiaries of World-Wide Holdings Limited include: World-Wide Reassurance Company Limited (a United Kingdom Corporation) and World-Wide Reassurance Company (BVI) Limited (a British Virgin Islands Corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

Item 27.  Number of Contractholders

          Approximately  30,742 Qualified
                         33,876 Non Qualified

Item 28.  Indemnification

     (a) The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

         Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

         PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

     (b) The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

         Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the "Fund") filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

         Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 29.  Principal Underwriters

          (a) PSD also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Separate Account B, Pacific Life and Annuity, Pacific Select Exec Separate Account, Pacific Life and Annuity Separate Account A, COLI Separate Account, COLI II Separate Account, COLI III Separate Account and Pacific Select Fund.

          (b) For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

          (c) PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30.  Location of Accounts and Records

               The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31.  Management Services

          Not applicable

Item 32.  Undertakings

          The registrant hereby undertakes:

          (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

          (b) to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

          (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

     (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

     (b) The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a)-(d) of the Rule have been complied with.

     (c) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract ("Contract") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 25th day of April, 2001.

                               SEPARATE ACCOUNT A
                                   (Registrant)
                               By: PACIFIC LIFE INSURANCE COMPANY

                               By: __________________________________________
                                   Thomas C. Sutton*
                                   Chairman and Chief Executive Officer


                               By: PACIFIC LIFE INSURANCE COMPANY
                                   (Depositor)

                               By: __________________________________________
                                   Thomas C. Sutton*
                                   Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

     Signature          Title                                       Date

_____________________   Director, Chairman of the Board         April 25, 2001
Thomas C. Sutton*       and Chief Executive Officer


_____________________   Director and President                  April 25, 2001
Glenn S. Schafer*


_____________________   Director, Executive Vice President      April 25, 2001
Khanh T. Tran*          and Chief Financial Officer


_____________________   Director, Senior Vice President         April 25, 2001
David R. Carmichael*    and General Counsel


_____________________   Director, Vice President and            April 25, 2001
Audrey L. Milfs*        Corporate Secretary


_____________________   Vice President and Controller           April 25, 2001
Edward R. Byrd*


_____________________   Vice President and Treasurer            April 25, 2001
Brian D. Klemens*


_____________________   Executive Vice President                April 25, 2001
Gerald W. Robinson*


*By: /s/ SHARON A. CHEEVER                                      April 25, 2001
    _____________________________
     Sharon A. Cheever
     as attorney-in-fact


(Powers of Attorney are contained in Post-Effective Amendment No. 6, to the Registration Statement filed on February 29, 2000 on Form N-4 for Separate Account A, File No. 33-88460, Accession No. 0001017062-00-000577, as Exhibit 15.)